--------------------------------------------------------------------------------
                         MASSMUTUAL INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------

                           [GRAPHIC APPEARS HERE]

 .  MassMutual Prime Fund
 .  MassMutual Short-Term Bond Fund
 .  MassMutual Core Bond Fund
 .  MassMutual Diversified Bond Fund
 .  MassMutual Balanced Fund
 .  MassMutual Core Equity Fund
 .  MassMutual Growth Equity Fund
 .  MassMutual Small Cap Value Equity Fund
 .  MassMutual Mid Cap Growth Equity Fund
 .  MassMutual Small Cap Growth Equity Fund
 .  MassMutual International Equity Fund

 Semiannual Report . June 30, 1999

Table of Contents

Letter to Shareholders .........................................................     1

MassMutual Prime Fund
    Portfolio Manager Report ...................................................     3
    Portfolio of Investments ...................................................     6
    Financial Statements .......................................................     8

MassMutual Short-Term Bond Fund
    Portfolio Manager Report ...................................................    12
    Portfolio of Investments ...................................................    15
    Financial Statements .......................................................    18

MassMutual Core Bond Fund
    Portfolio Manager Report ...................................................    22
    Portfolio of Investments ...................................................    25
    Financial Statements .......................................................    29

MassMutual Diversified Bond Fund
    Portfolio Manager Report ...................................................    33
    Portfolio of Investments ...................................................    36
    Financial Statements .......................................................    38

MassMutual Balanced Fund
    Portfolio Manager Report ...................................................    42
    Portfolio of Investments ...................................................    45
    Financial Statements .......................................................    50

MassMutual Core Equity Fund (Formerly known as the MassMutual Value Equity Fund)
    Portfolio Manager Report ...................................................    54
    Portfolio of Investments ...................................................    57
    Financial Statements .......................................................    59

MassMutual Growth Equity Fund
    Portfolio Manager Report ...................................................    63
    Portfolio of Investments ...................................................    66
    Financial Statements .......................................................    68

MassMutual Small Cap Value Equity Fund
    Portfolio Manager Report ...................................................    72
    Portfolio of Investments ...................................................    75
    Financial Statements .......................................................    77

MassMutual Mid Cap Growth Equity Fund
    Portfolio Manager Report ...................................................    81
    Portfolio of Investments ...................................................    84
    Financial Statements .......................................................    86

MassMutual Small Cap Growth Equity Fund
    Portfolio Manager Report ...................................................    90
    Portfolio of Investments ...................................................    93
    Financial Statements .......................................................    96

MassMutual International Equity Fund
    Portfolio Manager Report ...................................................   100
    Portfolio of Investments ...................................................   103
    Financial Statements .......................................................   105

Notes to Financial Statements ..................................................   109

--------------------------------------------------------------------------------
MassMutual Institutional Funds - Letter to Shareholders
--------------------------------------------------------------------------------

                                                                   July 30, 1999

To Our Shareholders

[PHOTO OF STUART H. REESE APPEARS HERE]

Stuart H. Reese
"The solid fundamentals that have been powering this historic bull market are still very much intact."

U.S. Economy Keeps Growing

The most surprising economic development during the first half of 1999 was the continued strong growth of the U.S. economy. Confounding those who had been looking for slower growth--perhaps even a recession--as a result of the Asian financial crisis and last fall's credit crunch, the U.S. economy stormed ahead in the first quarter, with GDP growing a robust 4.3%. Consumption and fixed investment were both strong, although surging imports exacerbated the trade deficit, thereby offsetting some of the gains in other sectors. The housing market also exhibited strength, as did auto and truck sales. As expected, growth eased somewhat in the second quarter but was still sufficient to yield an annualized growth rate of 3.30% for the first half overall.

For the first time since the problems in Asia surfaced in the fall of 1997, inflation returned as a source of widespread concern. Although the labor market showed no worrisome increases in wages, Federal Reserve Board (Fed) Chairman Alan Greenspan remarked in his June testimony to Congress that such rises were "inevitable" given the relative shortage of qualified workers. Moreover, the Consumer Price Index (CPI) for April was much higher than expected, although the CPI for May failed to confirm April's gains. The bottom line: there was little hard evidence of inflationary pressures, but there was enough to make investors worry that the Fed, which has often stated its commitment to acting preemptively, would raise interest rates before there were clear signs of trouble. This part of the scenario played out as expected, with the Fed hiking short-term rates by .25% on the last day of June. Nonetheless, investors were pleased when the Fed also announced a return to a neutral bias with respect to future changes in interest rates.

Asian and Latin American Markets Rebound

Most stock markets in Asia saw healthy gains in the first half of the year, mirroring investors' expectations that the region's economies had hit bottom and were on the rebound. Japan, for example, reported a sharp surge in first quarter GDP. Other economic data, though, failed to confirm the GDP number. Similarly, other countries in the Pacific Basin announced a variety of initiatives to help make companies in that region more competitive, but it remains to be seen how many of these initiatives will come to fruition. Until we see more tangible evidence of much needed structural changes, prospects for meaningful recovery in the region remain suspect.

In January, Brazil became the latest emerging market to suffer a devaluation of its currency. Subsequently, interest rates fell significantly there and stocks rallied strongly, along with equities in most other South American countries. On the other hand, European share prices recorded modest gains and economic growth remained weak, making it unlikely that exports to Europe would provide much help for the U.S. economy over the next six months.

Cyclical Shares Lead Stocks Higher

During the first quarter, U.S. stock investors had a defensive mindset. This was reflected in a tiered market, with positive performance for the most part limited to a small group of large-capitalization growth stocks whose underlying companies were perceived as being capable of delivering consistent earnings growth. However, as the year progressed, better than expected growth in the U.S. and improving prospects overseas led analysts to roughly double their estimates for 1999 corporate earnings growth.

With investors' confidence returning, the second quarter saw a significant rally in cyclical stocks--those that are most sensitive to fluctuations in economic activity. Small- and mid-cap stocks, largely ignored in the first quarter, also advanced sharply. Although concerns about inflation, rising interest rates, and a possible Fed tightening limited gains to some extent, the improving earnings picture enabled many of the popular averages to close the period near their all-time highs.
                                                                     (Continued)

--------------------------------------------------------------------------------
MassMutual Institutional Funds - Letter to Shareholders (Continued)
--------------------------------------------------------------------------------

Rising Rates Hurt Bonds

The Treasury yield curve, which began the year relatively flat, steepened noticeably during the first half of the year. Yields advanced all along the curve, particularly in the two to ten-year maturities, making it a less than ideal environment for credit market investors.

Spreads between corporates and Treasuries began the year at fairly modest levels, widened around the middle of the period, and narrowed again near the end. Overall, spread product--that is, fixed-income investments offering a yield advantage over Treasury securities--performed somewhat better than Treasuries.

Supply and demand in the investment-grade corporate market was robust and well balanced, except near the end of the period, when many buyers sat on the sidelines to see what the Fed would do about interest rates. Activity in high-yield securities, however, was well behind the pace of last year, as investors remained cautious following last fall's damage to the high-yield market.

Second-Half Prospects

Although the second half will likely bring further slowing in the U.S. economy, it would not be surprising to see the Fed raise interest rates once more this year. For one thing, we are likely to see further evidence of inflationary pressures, though those should be mild. Furthermore, the rate cuts of last fall were a response to hemorrhaging financial markets. Now that the markets seem to be out of danger, the Fed may be inclined to "take back" all or most of those reductions. Finally, given the uncertainties of the Year 2000 (Y2K) phenomenon, it is likely that if the Fed does raise rates, the announcement will be made at its August or October meeting rather than later in the year.

Regarding Y2K, no one can predict how investors will react as the end of the year draws closer. It's worth recalling, though, that MassMutual's focus has always been on investing for the long term, not trying to respond to short-term market events. The solid fundamentals that have been powering this historic bull market--strong economic growth, low interest rates, and low inflation--are still very much intact.

--------------------------------------------------------------------------------

                           Year 2000 Readiness Statement

Like other businesses and governments around the world, MassMutual Institutional Funds could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the Year 2000. This is commonly referred to as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating, and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Funds that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Funds invest could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

--------------------------------------------------------------------------------

/s/Stuart H. Reese
Stuart H. Reese
President and Chairman of the Board of Trustees
MassMutual Institutional Funds

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:
 .    maximize current income to the extent consistent with liquidity and the preservation of capital
 .    invest in a diversified portfolio of money market instruments
 .    invest in high quality debt instruments with remaining maturity not to exceed 397 days
Note: This is not a money market fund.

How did the Fund perform during the first half of 1999?

The Fund's Class S shares had a net return of 2.33%, which bettered the 2.25% return available from 91-day T-bills.

What factors influenced the Fund's performance?

Rising interest rates had a limiting effect on the Fund's absolute returns, although its emphasis on Tier 2 commercial paper securities enabled it to slightly outperform T-bills. We are able to do this without a significant increase in risk because of MassMutual's strength in credit analysis.

What was the investment background during the period?

Although the first half of 1999 was decidedly less eventful than the latter half of 1998, there were some significant developments. Most credit market participants had been looking for slower economic growth--perhaps even a recession--throughout most of 1998. However, as the U.S. economy continued to show better than expected growth and battered Asian economies began to look as if they might be starting on the road to recovery, inflation returned to center stage as bond investors' prime concern.

A sharp run-up in the price of crude oil added to worries about inflation, as did several economic reports during the period--most notably, a much higher than expected Consumer Price Index (CPI) for the month of April. Although the May CPI fell back to benign levels, anticipation that the Federal Reserve Board (Fed) might raise short-term interest rates continued to build throughout the first six months of 1999, especially in the second quarter. On June 30, the Fed fulfilled expectations by boosting the federal funds rate by .25%. The surprise was that there was also a shift back to a neutral bias toward future rate changes, which caused bond prices to advance sharply from their levels just before the Fed announcement.

What effect did these developments have on the Fund's investments?

The prospect of a Fed move to raise interest rates resulted in an increase in the rates on both Tier 1 and Tier 2 securities, most of which occurred in June. There was also a slightly larger spread, or difference in yield, between Tier 2 and Tier 1 securities compared to what we had seen for most of the period. The reason: as it became more likely that the Fed would raise rates, buyers demanded more of a premium for purchasing lower-quality Tier 2 securities.

In addition, the prospect of a Fed tightening provided an incentive to issuers of Tier 2 securities to bring them to market before the rate hike actually took place. Consequently, there was a generous supply of Tier 2 paper, especially as the end of the period drew nearer. The Fund took advantage of this situation by bringing its percentage of Tier 2 securities up to 94% as of June 30, compared to 85% at the end of 1998.

The Fund's average life remained consistently close to that of the IBC/Donohue Universe, our benchmark index for that purpose. During the period, the average life of the Fund's holdings fluctuated from a low of 56 days in January to a high of 62 days in May.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook for the rest of 1999?

Now that we have seen one increase by the Fed, one question on everyone's mind going forward will be whether there are more rate hikes on the near term horizon. In that regard, the second quarter economic numbers will be crucial. The Fed has made it clear that its policy is to be "preemptive" in fighting inflation, meaning that it will act before inflation becomes obvious.

The Year 2000 (Y2K) issue may also play an important role in the second half of the year. To the extent possible, we are seeking assurances of readiness from the companies in which we invest. On a broader level, it's possible that the credit markets will be affected by individual investors' desire for greater liquidity near the end of the year. If people decide to make significantly higher than normal withdrawals from their money market funds in order to have more cash on hand, this Fund and others like it could well feel the effects. Most likely, those effects would be very short term in nature.

Y2K aside, we will stick to our overall strategy of using MassMutual's strength in credit analysis to pursue our goal of investing substantially in high quality Tier 2 paper, rather than solely in Tier 1 paper as with money market funds. In this way, we believe we are able to provide the Fund's investors with returns that exceed those of other Funds which primarily hold money market instruments.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Prime Fund
Class S and 91-day Treasury Bills

--------------------------------------------------------------------------------
MassMutual Prime Fund
Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99    10/03/94-6/30/99

Class S                    2.33%           5.07%               5.36%
--------------------------------------------------------------------------------
91-Day
Treasury Bills             2.25%           4.73%               5.24%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          Class S T-Bills
          ------- -------

10/3/94   10,000  10,000
  12/94   10,126  10,112
   6/95   10,419  10,385
  12/95   10,711  10,672
   6/96   10,982  10,932
  12/96   11,272  11,209
   6/97   11,565  11,489
  12/97   11,880  11,785
   6/98   12,194  12,166
  12/98   12,520  12,380
   6/99   12,812  12,744


Hypothetical Investments in MassMutual Prime Fund
Class A, Class Y and 91-day Treasury Bills

--------------------------------------------------------------------------------
MassMutual Prime Fund
Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99     1/01/98-6/30/99

Class A                     2.12%          4.42%               4.51%
Class Y                     2.41%          5.05%               5.07%
--------------------------------------------------------------------------------
91-Day
Treasury Bills              2.25%          4.73%               4.88%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Class A   Class Y  T-Bills
          -------   -------  -------

 12/97    10,000    10,000   10,000
  3/98    10,110    10,130   10,128
  6/98    10,230    10,250   10,255
  9/98    10,350    10,380   10,386
 12/98    10,460    10,514   10,505
  3/99    10,576    10,647   10,622
  6/99    10,682    10,767   10,742


Hypothetical Investments in MassMutual Prime Fund
Class L and 91-day Treasury Bills

--------------------------------------------------------------------------------
MassMutual Prime Fund
Total Return          Since Inception
                      5/3/99-6/30/99

Class L                    0.73%
--------------------------------------------------------------------------------
91-Day
Treasury Bills             0.76%
--------------------------------------------------------------------------------


           Class L  T-Bills
           -------  -------

  5/3/99   10,000   10,000
 5/31/99   10,034   10,038
 6/30/99   10,073   10,076

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the Fund's shares are not guaranteed.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                        Principal
                         Amount     Market Value
                        ---------   ------------
SHORT-TERM INVESTMENTS -- 99.8%
Commercial Paper -- 97.8%
Aristar, Inc.
 5.050% 09/17/1999      $ 3,785,000   $ 3,740,305
Burlington Northern
 Santa Fe Corp.
 5.000% 08/05/1999        7,135,000     7,100,316
Burlington Northern
 Santa Fe Corp.
 5.120% 10/15/1999        1,100,000     1,082,251
Case Credit
 Corporation
 5.000% 07/07/1999        5,225,000     5,220,646
Central and South
 West Corporation
 4.980% 07/27/1999        5,400,000     5,380,578
Central and South
 West Corporation
 5.000% 07/15/1999        3,215,000     3,208,749
Comdisco, Inc.
 5.100% 07/08/1999        7,000,000     6,993,058
Comdisco, Inc.
 5.100% 07/20/1999        2,800,000     2,792,463
ConAgra, Inc.
 5.070% 08/31/1999        9,500,000     9,412,270
Cox Enterprises, Inc.
 5.000% 07/28/1999          645,000       642,581
Cox Enterprises, Inc.
 5.010% 07/20/1999        1,740,000     1,735,399
Cox Enterprises, Inc.
 5.020% 07/16/1999        1,770,000     1,766,298
Cox Enterprises, Inc.
 5.100% 08/30/1999        4,200,000     4,164,300
Crown Cork & Seal
 Company, Inc.
 5.130% 08/18/1999        3,830,000     3,803,803
Crown Cork & Seal
 Company, Inc.
 5.250% 09/17/1999          155,000       153,170
CSX Corporation
 5.290% 08/25/1999        6,845,000     6,789,679
Dana Credit
 Corporation
 5.080% 07/12/1999        9,000,000     8,986,030
Dominion Resources,
 Inc
 5.000% 07/23/1999$      6,950,000$     6,928,764
Eastman Chemical
 Company
 5.120% 07/22/1999        9,000,000     8,973,120
Federal Signal Corp.
 5.270% 08/17/1999        4,230,000     4,200,896
Federated Department
 Stores, Inc.
 5.280% 07/21/1999       10,155,000    10,125,212
Finova Capital
 Corporation
 4.880% 07/13/1999        2,260,000     2,256,324
Ford Motor Credit
 Corporation
 4.780% 09/24/1999        6,230,000     6,153,215
Houston Industries
 Finance Co. L.P.
 4.990% 07/26/1999        7,700,000     7,673,318
Houston Industries
 Finance Co. L.P.
 5.060% 08/26/1999          620,000       615,120
IMC Global Inc.
 5.070% 07/16/1999        1,955,000     1,950,870
IMC Global Inc.
 5.800% 02/18/2000        4,175,000     4,025,674
IMC Global Inc.
 5.850% 02/01/2000        5,300,000     5,124,327
Kerr-McGee Credit
 Corporation
 5.350% 10/15/1999        5,700,000     5,608,027
Kerr-McGee Credit
 Corporation
 5.500% 08/24/1999        1,235,000     1,224,811
Lockheed Martin
 Corporation
 4.990% 07/13/1999          815,000       813,645
Lockheed Martin
 Corporation
 5.300% 10/01/1999        5,040,000     4,969,418
Penny (J. C.) Funding
 Corporation
 5.020% 10/22/1999        2,800,000     2,751,837
Penny (J. C.) Funding
 Corporation
 5.070% 08/04/1999       8,000,000      7,961,693
Praxair, Inc.
 4.950% 08/26/1999        3,800,000     3,770,740
Praxair, Inc.
 5.130% 07/30/1999        4,600,000     4,580,991
Public Service
 Company of Colorado
 5.130% 09/07/1999        6,925,000     6,853,711
Public Service Electric
 and Gas Company
 4.930% 07/19/1999        3,900,000     3,890,386
Public Service Electric
 and Gas Company
 5.050% 08/13/1999          415,000       412,497
Public Service Electric
 and Gas Company
 5.100% 08/12/1999        5,200,000     5,169,060
Raytheon Company
 5.100% 07/02/1999        8,965,000     8,963,730
Ryder System, Inc.
 5.000% 08/06/1999          590,000       587,050
Ryder System, Inc.
 5.260% 09/17/1999        3,355,000     3,315,383
Ryder System, Inc.
 5.300% 09/10/1999        4,515,000     4,467,806
Ryder System, Inc.
 5.320% 09/03/1999        2,800,000     2,772,871
Safeway Inc.
 5.040% 08/16/1999        8,200,000     8,147,192
Service Corporation
 International
 5.040% 09/07/1999        4,400,000     4,354,706
Service Corporation
 International
 5.070% 07/09/1999        4,330,000     4,325,122
Sonat Inc.
 4.920% 08/13/1999        8,300,000     8,251,223
Sonat Inc.
 5.250% 07/06/1999        1,955,000     1,953,574
Textron Financial
 Corporation
 4.950% 07/28/1999        4,900,000     4,881,809

                                        (Continued)

   The accompanying notes are an integral part of the financial statements.
6

--------------------------------------------------------------------------------
MassMutual Prime Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                          Principal
                           Amount       Market Value
                         ------------   -------------
TRW Inc.
 5.070% 11/30/1999       $  4,395,000   $  4,292,938
TRW Inc.
 5.080% 08/06/1999            720,000        716,342
TRW Inc.
 5.110% 07/29/1999          3,130,000      3,117,560
Union Oil Company of
 California
 5.310% 02/11/2000          5,650,000      5,454,016
Union Oil Company of
 California
 5.720% 03/07/2000          5,500,000      5,288,021
US West Capital
 Funding
 4.980% 07/27/1999          1,125,000      1,120,954
US West Capital
 Funding
 5.000% 08/27/1999          3,900,000      3,869,125
Vastar Resources, Inc.
 5.060% 09/02/1999          9,500,000      9,409,394
VF Corporation
 5.050% 07/13/1999          8,653,000      8,638,434
                                        ------------
                                         272,932,802
                                        ------------
Discount Note - 2.0%
Federal Farm Credit
 Bank
 4.650% 12/23/1999          5,700,000      5,563,770
                                        ------------
TOTAL  SHORT-TERM
INVESTMENTS                              278,496,572
                                        ------------
(Cost $278,539,449)***

TOTAL INVESTMENTS - 99.8%                278,496,572

Other Assets/(Liabilities) - 0.2%            436,941
                                        ------------

NET ASSETS - 100.0%                     $278,933,513
                                        ============

Notes To Portfolio of Investments
*** Aggregate cost for Federal tax purposes (Note 7)



              The remainder of this page intentionally left blank.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements
--------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                                                         June 30, 1999
                                                                                          (Unaudited)
                                                                                      -----------------
Assets:
        Short-term investments, at value (cost $278,539,449) (Note 2) ..........     $     278,496,572
        Cash ...................................................................                 7,098
        Receivables from:
            Fund shares sold ...................................................             3,751,363
                                                                                      -----------------
                Total assets ...................................................           282,255,033
                                                                                      -----------------
Liabilities:
        Payables for:
            Fund shares redeemed ...............................................             3,212,655
            Directors' fees and expenses (Note 3) ..............................                 1,915
            Affiliates (Note 3):
                Investment management fees .....................................                82,717
                Administration fees ............................................                19,700
                Service fees ...................................................                    76
        Accrued expenses and other liabilities .................................                 4,457
                                                                                      -----------------
                Total liabilities ..............................................             3,321,520
                                                                                      -----------------
       Net assets ..............................................................     $     278,933,513
                                                                                      =================
Net assets consist of:
        Paid-in capital ........................................................     $     273,450,481
        Undistributed net investment income ....................................             5,549,133
        Accumulated net realized loss on investments ...........................               (23,224)
        Net unrealized depreciation on investments .............................               (42,877)
                                                                                      -----------------
                                                                                     $     278,933,513
                                                                                      =================
Net assets:
        Class A ................................................................     $         123,124
                                                                                      =================
        Class L ................................................................     $         101,754
                                                                                      =================
        Class Y ................................................................     $       1,977,082
                                                                                      =================
        Class S ................................................................     $     276,731,553
                                                                                      =================

Shares outstanding:
        Class A ................................................................               800.124
                                                                                      =================
        Class L ................................................................               660.303
                                                                                      =================
        Class Y ................................................................            12,819.866
                                                                                      =================
        Class S ................................................................         1,794,018.678
                                                                                      =================
Net asset value, offering price and redemption price per share:
        Class A ................................................................     $          153.88
                                                                                      =================
        Class L ................................................................     $          154.10
                                                                                      =================
        Class Y ................................................................     $          154.22
                                                                                      =================
        Class S ................................................................     $          154.25
                                                                                      =================

   The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
-----------------------------------------------------------------------------------------------------------

Statement of Operations
                                                                                         Six months ended
                                                                                          June 30, 1999
                                                                                           (Unaudited)
                                                                                     --------------------
Investment income:   (Note 2)
       Interest ................................................................    $        6,135,489
                                                                                     ------------------
Expenses:  (Note 2)
       Investment management fees (Note 3) .....................................               488,133
       Custody fees ............................................................                12,605
       Audit and legal fees ....................................................                 3,135
       Directors' fees (Note 3) ................................................                 8,187
                                                                                     ------------------
                                                                                               512,060

       Administration fees (Note 3):
           Class A .............................................................                   260
           Class L * ...........................................................                    54
           Class Y .............................................................                   681
           Class S .............................................................                92,263
       Service fees (Note 3):
           Class A .............................................................                   150
                                                                                     ------------------
                Total expenses .................................................               605,468
                                                                                     ------------------
                Net investment income ...........................................            5,530,021
                                                                                     ------------------

Realized and unrealized gain (loss):
       Net realized loss on investment transactions ............................                (2,540)
       Net change in unrealized appreciation (depreciation)
           on investments ......................................................               (83,778)
                                                                                     ------------------
               Net realized and unrealized loss ................................               (86,318)
                                                                                     ------------------
       Net increase in net assets resulting from operations ....................    $        5,443,703
                                                                                     ==================

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
-------------------------------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                        Six months ended
                                                                                          June 30, 1999        Year ended
                                                                                          (Unaudited)      December 31, 1998
                                                                                        ----------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
       Net investment income ......................................................   $       5,530,021   $      13,297,412
       Net realized loss on investment transactions ...............................              (2,540)             (2,524)
       Net change in unrealized appreciation (depreciation)
           on investments .........................................................             (83,778)             62,059
                                                                                        ----------------   ------------------

           Net increase in net assets resulting from operations ...................           5,443,703          13,356,947
                                                                                        ----------------   ------------------

Distributions to shareholders (Note 2):
       From net investment income:
       Class A ....................................................................                  --             (94,659)
       Class L  * .................................................................                  --                  --
       Class Y ....................................................................                  --            (440,359)
       Class S ....................................................................                  --         (12,743,282)
                                                                                        ----------------   ------------------
           Total distributions from net investment income .........................                  --         (13,278,300)
                                                                                        ----------------   ------------------

Net fund share transactions (Note 5):
       Class 1 **..................................................................                 --            (114,315)
       Class 2 ** .................................................................                 --            (116,323)
       Class 3 ** .................................................................                 --            (117,416)
       Class A ....................................................................               1,000             208,974
       Class L *...................................................................            101,020                  --
       Class Y ....................................................................           1,398,012             973,553
       Class S ....................................................................          19,557,285           9,800,906
                                                                                        ----------------   ------------------
           Increase in net assets from net fund share transactions ................          21,057,317          10,635,379
                                                                                        ----------------   ------------------

       Total increase in net assets ...............................................          26,501,020          10,714,026

Net assets:
       Beginning of period ........................................................         252,432,493         241,718,467
                                                                                        ----------------   ------------------
       End of period (including undistributed net investment income of $5,549,133
           and $19,112, respectively) .............................................   $     278,933,513   $     252,432,493
                                                                                        ================   ==================

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout each period)


                                                                   Class A              Class L                 Class Y
                                                                   -------              -------                 -------
                                                          Six months                    Period        Six months
                                                        ended 6/30/99    Year ended  ended 6/30/99   ended 6/30/99     Year ended
                                                         (Unaudited)     12/31/98+   (Unaudited)**    (Unaudited)      12/31/98+
                                                        -------------    ----------  --------------  -------------     ----------
Net asset value, beginning of period                   $     150.83     $   691.21  $      152.99   $      150.73     $   690.78
                                                        -------------    ----------  --------------  -------------     ----------
Income (loss) from investment operations:
   Net investment income                                       3.10***       32.03***        1.14            3.54***       36.67***
   Net realized and unrealized gain (loss) on
     investments                                              (0.05)         (0.09)         (0.03)          (0.05)         (1.30)
                                                        -------------    ----------  --------------  -------------     ----------

       Total income (loss) from investment operations          3.05          31.94           1.11            3.49          35.37
                                                        -------------    ----------  --------------  -------------     ----------
Less distributions to shareholders:
   From net investment income                                 --           (572.32)         --              --           (575.42)
                                                        -------------    ----------  --------------  -------------     ----------

Net asset value, end of period                         $     153.88     $   150.83  $      154.10   $      154.22     $   150.73
                                                        =============    ==========  ==============  =============     ==========
Total Return                                                   2.12%          4.60%          0.73%           2.41%          5.14%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                           $123           $120           $102          $1,977           $556
   Net expenses to average daily net assets                    1.12%*         1.20%          0.72%*          0.55%*         0.74%
   Net investment income to average daily net assets           4.11%*         4.59%          4.59%*          4.66%*         5.21%

                                                                                    Class S (1)
                                                                                   ------------
                                              Six months
                                             ended 6/30/99   Year ended    Year ended    Year ended    Year ended   Period ended
                                              (Unaudited)     12/31/98      12/31/97      12/31/96      12/31/95    12/31/94++****
                                             -------------   ----------    -----------   -----------   -----------  ------------

Net asset value, beginning of period        $    150.74     $    150.84   $    151.00   $    151.06   $    150.36   $    150.00
                                             -------------   -----------   -----------   ------------  -----------  -------------

Income (loss) from investment operations:
   Net investment income                           3.57***         8.10***       8.14***       7.85***       8.70***       1.55
   Net realized and unrealized gain (loss)
     on investments                               (0.06)           0.03         (0.01)         0.06         (0.02)         0.34
                                             -------------   -----------   -----------   ------------  -----------  ------------

       Total income (loss) from investment
         operations                                3.51            8.13         (8.13)         7.91          8.68          1.89
                                             -------------   -----------   -----------   ------------  -----------  ------------

Less distributions to shareholders:
   From net investment income                        --           (8.23)        (8.29)        (7.97)        (7.98)        (1.53)
                                             -------------   -----------   -----------   ------------  -----------  ------------


Net asset value, end of period              $    154.25     $    150.74   $    150.84   $    151.00   $    151.06   $    150.36
                                             =============   ===========   ===========   ============  ===========  ============

Total Return @                                     2.33%           5.39%         5.39%         5.24%         5.78%         1.26%

Ratios / Supplemental Data:
   Net assets, end of period (000's)              $276,732        $251,757      $241,370      $258,729      $253,936      $170,548
   Net expenses to average daily net assets #       0.5168%*        0.5482%       0.5399%       0.5160%       0.5160%       0.5160%*

   Net investment income to average daily net
     assets                                           4.72%*          5.23%         5.25%         5.10%         5.61%         5.01%*


    #  Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses
       to average daily net assets would have been:    N/A             N/A        0.5515%       0.5509%       0.5468%       0.5605%*

     *   Annualized
    ** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
   *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
   +     Amounts have been restated to reflect reverse stock splits (See Note
         9).
   **** For the period from October 3, 1994 (commencement of operations) through December 31,1994.
   ++ All per share amounts for the period have been restated to reflect a 1-for-15 reverse stock split effective December 16, 1994.
   (1)   Class S shares were previously designated as Class 4 shares.
   @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Short-Term Bond Fund?

The objective and policies of the Fund are to:
 .    achieve a high total return primarily from current income while minimizing fluctuations in capital values
 .    invest primarily in a diversified portfolio of short-term, investment-grade, fixed-income securities
 .    maintain duration below three years
 .    diversify investments among market sectors on the basis of relative merit

How did the Fund perform during the first half of 1999?

The Fund's Class S shares returned 1.46% for the six months ended June 30, 1999, bettering the 1.14% return of the Lehman Brothers 1-3 Year Government Bond Index (the Index).

What factors influenced the Fund's performance?

Interest rates rose during the period due to renewed concerns about inflation, as the U.S. economy continued to display surprisingly strong growth and many depressed economies in Asia seemed to be turning the corner to better times. A surge in crude oil prices added to the list of reasons to be worried about inflation. On the last day of the period, in a widely anticipated move, the Federal Reserve Board ("Fed") raised short-term interest rates by 25 basis points (.25%) while retreating to a neutral bias toward future interest rate changes.

Rising interest rates hampered the Fund's absolute returns. However, the Fund enjoyed better protection than the Index from the damage inflicted by climbing rates because the average duration of the Fund's holdings was shorter than the duration of the Index, especially in the first quarter. The shorter the duration of a security, the more muted are the effects on it of fluctuations in interest rates--up or down.As a result, the Fund was able to outperform the Index.

Why was the Fund's average duration shorter than that of the Index?

It was a function of the strategy we use to manage the Fund: the yield preference strategy. This strategy takes its cues from the shape of the yield curve, which depicts graphically how the yields demanded by fixed-income investors change as the duration of their investment lengthens. When the yield curve is relatively flat--that is, when the yields of long-term securities are closer to those of issues with shorter maturities--the yield preference strategy calls for shortening the average duration of the Fund's holdings. When the yield curve steepens, on the other hand, and there is a larger spread between comparable securities with different maturities, the strategy favors lengthening average duration to take advantage of the higher yields.

At the beginning of the year, with the yield curve fairly flat, the Fund's average duration was 1.09 years, compared to 1.68 for the Index. By the end of June, the yield curve had steepened considerably, with rate increases particularly noteworthy in the two-year maturity. In accordance with the strategy, we lengthened the Fund's average duration to 1.63 years by the end of the period, which was more in line with the Index's duration of 1.69 years.

How did the Fund's holdings change during the period?

The biggest increase occurred in Treasuries, which rose from 30% of assets at the end of 1998 to 39% on June 30. Corporate securities also increased--from 16% to 21%--while asset-backed securities grew from 4% to 9%. These purchases were funded primarily by reducing money market holdings from 41% to 21%.

In most cases, purchases were made with the intent of increasing the Fund's average duration. For example, we did four different swaps of Treasuries, exchanging one-year for two-year notes. In the asset-backed category, we invested in four attractive issues with maturities of one, three, and five years. Corporate purchases included a three-year Bombardier Capital note with a BBB+ rating and a five year note from Dana Corp. with an A- rating. We also swapped a three-year Valero Energy credit for a five-year credit--both with BBB-ratings.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

We sold our eight-year A+ First Brands paper when the company was acquired by Clorox. It did well on the acquisition news, and we felt that there was little upside potential left. Other sales in the corporate sector were issues we'd purchased from J. C. Penney and Lockheed Martin. In the former case, we correctly anticipated deteriorating credit conditions for the company, and its credit rating was downgraded after we sold our holdings. The Lockheed Martin sale was prompted when the company posted disappointing earnings and our view of the overall prospects for the defense industry dimmed.

What is your outlook for 1999?

Economic growth and inflation will determine whether the Fed raises rates further in the second half of the year. Our job, though, is not to guess what the Fed will do, but rather to respond to changes in the yield curve. Over brief periods of time, the yield preference strategy might lag our benchmark Index. However, we believe that over longer periods of three to five-years, the strategy should outperform one of simply matching the duration of the Index.

[PIE CHART APPEARS HERE]

 Duration Diversification (6/30/99)
  MassMutual Short-Term Bond Fund
   Average Duration = 1.63 years

Less than 1 year  39.9%
1-3 years         44.6%
3-5 years          8.5%
5-10 years         7.0%

[PIE CHART APPEARS HERE]

  Quality Structure (6/30/99)
MassMutual Short-Term Bond Fund

U.S. Governments Cash Equivalents
Aaa/AAA         79.9%
Baa/BBB         10.0%
A/A              9.5%
Aa/AA            0.6%

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio Manager Report (continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Short-Term Bond Fund Class S and the Lehman Brothers 1-3 Year Government Bond Index.

MassMutual Short-Term Bond Fund

Total Return           Year-to-Date        One Year        Average Annual
                     1/1/99 - 6/30/99  7/1/98 - 6/30/99  10/3/94 - 6/30/99
Class S                   1.46%             4.67%              6.72%

Lehman Brothers
1-3 Year                  1.14%             5.05%              6.42%
Government Bond Index

                           [LINE GRAPH APPEARS HERE]

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

            Class S   Lehman 1-3 Yr.
10/3/94     10,000      10,000
12/94       10,013      10,000
6/95        10,816      10,659
12/95       11,192      11,084
6/96        11,380      11,244
12/96       11,816      11,643
6/97        12,119      11,976
12/97       12,624      12,416
6/98        13,007      12,794
12/98       13,418      13,281
6/99        13,614      13,440


Hypothetical Investments in MassMutual Short-Term Bond Fund Class A, Class Y and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund

Total Return         Year-to-Date          One Year       Average Annual
                   1/1/99 - 6/30/99   7/1/98 - 6/30/99   1/1/98 - 6/30/99
Class A                1.08%                4.08%             4.55%
Class Y                1.42%                4.49%             5.03%

Lehman Brothers
1-3 Year Government
Bond Index             1.14%                 5.05%           5.39%

                           [LINE GRAPH APPEARS HERE]

                 Class A           Class Y    Lehman 1-3 Yr.
12/97            10,000            10,000         10,000
3/98             10,150            10,160         10,144
6/98             10,270            10,300         10,300
9/98             10,471            10,511         10,616
12/98            10,575            10,612         10,697
3/99             10,658            10,711         10,762
6/99             10,689            10,763         10,819

Hypothetical Investments in MassMutual Short-Term Bond Fund Class L and the Lehman Brothers 1-3 Year Government Bond Index

MassMutual Short-Term Bond Fund

Total Return         Since Inception
                     5/3/99 - 6/30/99

Class L                  0.10%

Lehman Brothers
1-3 Year                 0.22%
Government Bond Index

                           [LINE GRAPH APPEARS HERE]

                Class L        Lehman 1-3 Yr.

5/3/99           10,000            10,000
5/31/99           9,981             9,993
6/30/99          10,010            10,022

Past performance is not predictive of future results. The investment return and principal value of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                 Principal
                                                  Amount      Market Value
                                                 ---------    ------------
BONDS & NOTES -- 82.2%
ASSET BACKED SECURITIES -- 9.5%
California
 Infrastructure PG&
 E-1, 1997-1, Class A6
 6.320% 09/25/2005                             $   250,000     $   249,850
California
 Infrastructure SCE-1,
 1997-1, Class A5
 6.280% 09/25/2005                                 300,000         299,148
California
 Infrastructure
 SDG&E-1,1997-1,
 Class A5
 6.190% 09/25/2005                                 200,000         198,794
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 06/15/2000                                 685,242         686,099
Capita Equipment
 Receivables Trust
 1997-1, Class A3
 6.120% 09/15/2000                               1,500,000       1,503,315
Chase Manhattan Auto
 Owner Trust 1997-A,
 Class A4
 6.400% 07/16/2001                               1,500,000       1,506,555
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006                               1,000,000       1,000,540
First Bank Corporate
 Card Master Trust
 1997-1, Class A
 6.400% 02/15/2003                               1,000,000         997,810
First Security Auto
 Owner Trust 1999-1,
 Class A4
 5.740% 06/15/2004                               5,000,000       4,931,900
Ford Credit Auto
 Owner Trust Series
 1999-A, Class A3
 5.310% 04/16/2001                               2,500,000       2,496,875
Ford Credit Auto
 Owner Trust,
 1996-B, Class A-4
 6.300% 01/15/2001                               1,740,733       1,744,528
Metlife Capital
 Equipment Loan
 Trust Series 1997-A,
 Class A
 6.850% 05/20/2008                               1,000,000       1,018,810
Peco Energy
 Transition Trust
 Series 1999-A,
 Class A4
 5.800% 03/01/2007                               2,000,000       1,935,000
Railcar Trust No.
 1992-1
 7.750% 06/01/2004                                 893,115         920,614
Rental Car Finance
 Corp. Series 1999-1A,
 Class A+
 5.900% 02/25/2007                               1,000,000         984,470
Student Loan
 Marketing
 Association Series
 1998-1, Class A1
 5.599% 01/25/2007                               1,608,569       1,604,258
                                                               -----------
TOTAL ASSET BACKED
SECURITIES                                                      22,078,566
(Cost $22,182,144)                                             -----------

CORPORATE DEBT -- 21.9%
AirTouch
 Communications,
 Inc
 7.500% 07/15/2006                               1,000,000       1,038,710
America West Airlines
 1996-1, Class A
 6.850% 07/02/2009                               1,929,915       1,869,683
Analog Devices, Inc.
 6.625% 03/01/2000                               1,000,000       1,004,440
Associates Corporation
 of North America
 6.750% 08/01/2001                               1,500,000       1,516,260
AT&T Corp.
 5.625% 03/15/2004                               3,000,000       2,902,890
Bell Atlantic Financial
 Services, Inc.
 6.610% 02/07/2000                               2,000,000       2,008,520
BHP Finance (USA)
 Limited
 7.875% 12/01/2002                               1,000,000       1,035,870
Bombardier Capital
 Inc.+
 6.000% 01/15/2002                               2,000,000       1,966,876
Carlisle Companies
 Incorporated
 7.250% 01/15/2007                               1,000,000         983,940
CSC Enterprises+
 6.500% 11/15/2001                               2,000,000       2,024,020
CSX Corporation
 7.050% 05/01/2002                               2,900,000       2,933,089
Dana Corporation
 6.250% 03/01/2004                               5,000,000       4,888,800
Emerald Investment
 Grade CBO+
 5.644% 05/24/2011                               2,000,000       1,992,500
General American
 Transportation
 Corporation
 6.750% 03/01/2006                               1,000,000         956,090
Heller Financial, Inc.
 6.250% 03/01/2001                               2,000,000       2,000,920
Heller Financial, Inc.
 6.330% 07/28/2000                               2,000,000       2,004,640
IMC Global Inc.
 6.625% 10/15/2001                               1,500,000       1,498,005
MAPCO Inc.
 7.250% 03/01/2009                               1,250,000       1,232,338
Norfolk Southern
 Corporation
 7.350% 05/15/2007                               1,000,000       1,020,930
Occidental Petroleum
 Corporation
 6.750% 11/15/2002                               2,900,000       2,875,002
Joseph E. Seagram &
 Sons, Inc.
 6.250% 12/15/2001                               3,200,000       3,175,734
Union Oil Company of
 California
 9.875% 08/15/2002                               2,500,000       2,704,325
Valero Energy
 Corporation
 7.375% 03/15/2006                               1,000,000         970,765
Vulcan Materials
 Company
 5.750% 04/01/2004                               5,000,000       4,856,700
Walt Disney Company,
 The
 6.375% 03/30/2001                               1,500,000       1,509,615
                                                               -----------
TOTAL CORPORATE DEBT                                            50,970,662
(Cost $51,435,502)                                             -----------

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                 Principal
                                                   Amount        Market Value
                                                 ---------       ------------
NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.8%
Collateralized Mortgage Obligations
Asset Securitization
 Corporation Series
 1995-MD4, Class A1
 7.100% 08/13/2029                              $  2,404,021     $  2,426,546
Merrill Lynch
 Mortgage Investors,
 Inc. Series 1998-
 ASPI, Class C +
 5.890% 10/01/2003                                 4,000,000        4,000,000
                                                                 ------------
TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                  6,426,546
(Cost $6,524,409)                                                ------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 7.2%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 1.6%
Collateralized Mortgage Obligations -- 1.5%
FHLMC Series 1693
 Class G
 6.000% 07/15/2007                                 2,000,000        1,990,620
FHLMC Series 1704
 Class PE
 6.000% 07/15/2007                                 1,649,300        1,651,361
                                                                 ------------
                                                                    3,641,981
                                                                 ------------
Pass-Through Securities -- 0.1%
FHLMC
 4.750% 09/01/2006                                   170,006          165,489
                                                                 ------------
                                                                    3,807,470
                                                                 ------------

Federal National Mortgage Association
(FNMA) -- 1.3%
Collateralized Mortgage Obligations -- 1.0%
FNMA Series 1993-71
 Class PG
 6.250% 07/25/2007                                 2,500,000        2,496,075
                                                                 ------------
Pass-Through Securities -- 0.3%
FNMA
 8.000% 05/01/2013                                   293,302          295,909
FNMA
 9.000% 10/01/2009                                   276,470          290,902
                                                                 ------------
                                                                      586,811
                                                                 ------------
                                                                    3,082,886
                                                                 ------------
Government National Mortgage Association
(GNMA) -- 0.4%
Pass-Through Securities
GNMA
 8.000% 05/15/2001-
        11/15/2007                                   933,702          960,125
                                                                 ------------
U.S. Government Guaranteed Notes -- 3.9%
1994-A Baxter
 Springs, KS
 6.310% 08/01/2001                                   500,000          502,215
1994-A Detroit, MI
 6.310% 08/01/2001                                   450,000          451,994
1994-A Jacksonville,
 FL
 6.310% 08/01/2001                                 1,485,000        1,491,579
1994-A Los Angeles
 County, CA
 6.310% 08/01/2001                                   225,000          225,997
1994-A Tacoma, WA
 6.310% 08/01/2001                                   195,000          195,864
1994-A Trenton, NJ
 6.310% 08/01/2001                                   145,000          145,642
U.S. Dept. of Housing
 and Urban
 Development, Series
 1996-A
 6.440% 08/01/1999                                 2,000,000        2,002,500
U.S. Dept. of Housing
 and Urban
 Development, Series
 1997-A
 6.110% 08/01/2000                                 4,000,000        4,010,000
                                                                 ------------
                                                                    9,025,791
                                                                 ------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                 16,876,272
(Cost $16,268,526)                                               ------------

U.S. TREASURY OBLIGATIONS -- 40.8%
U.S. Treasury Notes
U.S. Treasury Note
 5.625% 12/31/1999                                20,000,000       20,046,800
U.S. Treasury Note
 5.625% 11/30/2000                                64,100,000       64,270,506
U.S. Treasury Note
 6.125% 08/15/2007                                 4,500,000        4,548,510
U.S. Treasury Note
 6.500% 10/15/2006                                 6,000,000        6,195,000
                                                                 ------------
TOTAL U.S. TREASURY
OBLIGATIONS                                                        95,060,816
(Cost $95,620,768)                                               ------------

TOTAL BONDS & NOTES                                               191,412,862
(Cost $192,031,349)                                              ------------

SHORT-TERM INVESTMENTS -- 21.6%
Commercial Paper -- 21.0%
Crown Cork & Seal
 Company, Inc.
 5.100% 08/30/1999                                 5,700,000        5,648,224
Crown Cork & Seal
 Company, Inc.
 5.120% 08/18/1999                                   535,000          531,347
Crown Cork & Seal
 Company, Inc.
 5.170% 08/18/1999                                   665,000          660,416
Dana Credit
 Corporation
 5.300% 08/06/1999                                 4,045,000        4,023,561
Houston Industries
 Finance Co. L.P.
 4.980% 07/21/1999                                 3,635,000        3,624,943
Kerr-McGee Credit
 Corporation
 5.500% 08/24/1999                                 5,360,000        5,315,780
Mallinckrodt Group
 Inc.
 5.000% 07/14/1999                                 4,700,000        4,691,514
Ohio Power Company
 5.820% 02/04/2000                                 1,515,000        1,464,083
Ryder System, Inc.
 5.000% 08/06/1999                                   275,000          273,625
Ryder System, Inc.
 5.310% 09/17/1999                                   255,000          251,989
Ryder System, Inc.
 5.350% 09/17/1999                                   130,000          128,493
Ryder System, Inc.
 5.470% 08/20/1999                                   184,000          182,602
Safeway Inc.
 5.060% 08/16/1999                                 4,385,000        4,356,649
Service Corporation
 International
 5.040% 11/02/1999                                 2,655,000        2,604,703
Service Corporation
 International
 5.050% 10/06/1999                                 3,925,000        3,867,227
TRW Inc.
 5.070% 09/07/1999                                 1,525,000        1,509,301
Vastar Resources, Inc.
 5.320% 09/17/1999                                 1,010,000          998,074
VF Corporation
 5.050% 07/29/1999                                 5,115,000        5,094,909
VF Corporation
 5.120% 08/23/1999                                 3,645,000        3,617,525
                                                                 ------------
                                                                   48,844,965
                                                                 ------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                            Principal
                                              Amount         Market Value
                                            ---------        ------------
Discount Note -- 0.6%
Federal National
 Mortgage Association
 4.480% 11/02/1999                       $   1,490,000      $   1,464,819
                                                            -------------
TOTAL SHORT-TERM
INVESTMENTS                                                    50,309,784
(Cost $50,322,850)                                          -------------

Total Investments -- 103.8%                                   241,722,646
(Cost $242,354,199)(***)

Other Assets/(Liabilities) -- (3.8%)                           (8,825,279)
                                                            -------------
Net Assets-- 100.0%                                         $ 232,897,367
                                                            =============

Notes to Portfolio of Investments
   ***Aggregate cost for Federal tax purposes (Note 7)

   +  Securities exempt from registration under rule
      144A of the Securities Act of 1933. The
      securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.



              The remainder of this page intentionally left blank.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 MassMutual Short-Term Bond Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                       June 30, 1999
                                                                                        (Unaudited)
                                                                                      --------------
Assets:
        Investments, at value (cost $192,031,349) (Note 2) ................           $ 191,412,861
        Short-term investments, at value (cost $50,322,850) (Note 2) ......              50,309,785
                                                                                      --------------
            Total Investments .............................................             241,722,646
                                                                                      --------------
        Cash ..............................................................                   3,479
        Receivables from:
            Investments sold ..............................................                   5,390
            Fund shares sold ..............................................                   2,324
            Interest ......................................................               1,803,922
                                                                                      --------------
                Total assets ..............................................             243,537,761
                                                                                      --------------
Liabilities:
        Payables for:
            Fund shares redeemed ..........................................              10,511,849
            Directors' fees and expenses (Note 3) .........................                   1,915
            Affiliates (Note 3):
                Investment management fees ................................                  90,121
                Administration fees .......................................                  26,344
                Service fees ..............................................                      82
        Accrued expenses and other liabilities ............................                  10,083
                                                                                      --------------
                Total liabilities .........................................              10,640,394
                                                                                      --------------
       Net assets .........................................................           $ 232,897,367
                                                                                      ==============
Net assets consist of:
        Paid-in capital ...................................................           $ 226,266,704
        Undistributed net investment income ...............................               6,959,536
        Accumulated net realized gain on investments ......................                 302,680
        Net unrealized depreciation on investments ........................                (631,553)
                                                                                      --------------
                                                                                      $ 232,897,367
                                                                                      ==============
Net assets:
        Class A ...........................................................           $     131,856
                                                                                      ==============
        Class L ...........................................................           $     102,074
                                                                                      ==============
        Class Y ...........................................................           $     175,106
                                                                                      ==============
        Class S ...........................................................           $ 232,488,331
                                                                                      ==============

Shares outstanding:
        Class A ...........................................................                  12,638
                                                                                      ==============
        Class L ...........................................................                   9,783
                                                                                      ==============
        Class Y ...........................................................                  16,754
                                                                                      ==============
        Class S ...........................................................              22,239,465
                                                                                      ==============

Net asset value, offering price and redemption price per share:
        Class A ...........................................................           $       10.43
                                                                                      ==============
        Class L ...........................................................           $       10.43
                                                                                      ==============
        Class Y ...........................................................           $       10.45
                                                                                      ==============
        Class S ...........................................................           $       10.45
                                                                                      ==============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations
                                                                Six months ended
                                                                 June 30, 1999
                                                                  (Unaudited)
                                                                  -----------
Investment income:   (Note 2)
       Interest .............................................     $ 7,682,289
                                                                  -----------
Expenses:  (Note 2)
       Investment management fees (Note 3) ..................         577,414
       Custody fees .........................................          13,822
       Audit and legal fees .................................           3,659
       Directors' fees (Note 3) .............................           8,186
                                                                  -----------
                                                                      603,081

       Administration fees (Note 3):
           Class A ..........................................             275
           Class L (*) ......................................              52
           Class Y ..........................................             217
           Class S ..........................................         118,966
       Service fees (Note 3):
           Class A ..........................................             162
                                                                  -----------
               Total expenses ...............................         722,753
                                                                  -----------
               Net investment income ........................       6,959,536
                                                                  -----------

Realized and unrealized gain (loss):
       Net realized gain on investment transactions .........         378,341
       Net change in unrealized appreciation (depreciation)
           on investments ...................................      (3,476,313)
                                                                  -----------
               Net realized and unrealized loss .............      (3,097,972)
                                                                  -----------
       Net increase in net assets resulting from operations .     $ 3,861,564
                                                                  ===========

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                          Six months ended
                                                                                           June 30, 1999          Year ended
                                                                                             (Unaudited)        December 31, 1998
Increase (Decrease) in Net Assets:                                                       ------------------    -------------------
Operations:
       Net investment income .......................................................        $   6,959,536         $  14,427,598
       Net realized gain (loss) on investment transactions .........................              378,341              (104,694)
       Net change in unrealized appreciation (depreciation) on investments .........           (3,476,313)            1,551,421
                                                                                         ------------------    -------------------
           Net increase in net assets resulting from operations ....................            3,861,564            15,874,325
                                                                                         ------------------    -------------------

Distributions to shareholders (Note 2):
       From net investment income:
       Class A .....................................................................                    -                (6,032)
       Class L *....................................................................                    -                     -
       Class Y .....................................................................                    -               (13,681)
       Class S .....................................................................                    -           (14,459,636)
                                                                                         ------------------    -------------------
           Total distributions from net investment income ..........................                    -           (14,479,349)
                                                                                         ------------------    -------------------

       From net realized gains:
       Class A .....................................................................                    -                  (137)
       Class L * ...................................................................                    -                     -
       Class Y .....................................................................                    -                  (279)
       Class S .....................................................................                    -              (321,463)
                                                                                         ------------------    -------------------
           Total distributions from net realized gains .............................                    -              (321,879)
                                                                                         ------------------    -------------------

Net fund share transactions (Note 5):
       Class 1 ** ..................................................................                    -              (122,436)
       Class 2 ** ..................................................................                    -              (124,585)
       Class 3 ** ..................................................................                    -              (125,819)
       Class A .....................................................................                1,000               128,605
       Class L * ...................................................................              101,940                     -
       Class Y .....................................................................              (97,430)              267,365
       Class S .....................................................................          (55,041,039)           82,333,818
                                                                                         ------------------    -------------------
           Increase (decrease) in net assets from net fund share transactions ......          (55,035,529)           82,356,948
                                                                                         ------------------    -------------------
       Total increase (decrease) in net assets .....................................          (51,173,965)           83,430,045

Net assets:
       Beginning of period .........................................................          284,071,332           200,641,287
                                                                                         ------------------    -------------------
       End of period (including undistributed net investment income of
             $6,959,536 and $0, respectively) ......................................        $ 232,897,367         $ 284,071,332
                                                                                         ==================    ===================

     * For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
    ** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

   The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
 MassMutual Short-Term Bond Fund - Financial Statements (Continued)
-------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout each period)

                                                                     Class A                Class L               Class Y
                                                                     -------                -------               -------
                                                            Six months                      Period       Six months
                                                          ended 6/30/99   Year ended     ended 6/30/99  ended 6/30/99   Year ended
                                                           (Unaudited)    12/31/98 +     (Unaudited)**   (Unaudited)    12/31/98 +
                                                          -------------   ----------     -------------  -------------   ----------
Net asset value, beginning of period                        $   10.31     $   10.25      $    10.42     $    10.31      $   10.24
                                                          -------------   ----------     -------------  -------------   ----------
Income (loss) from investment operations:
   Net investment income                                         0.24          0.52***         0.09           0.39           0.57***
   Net realized and unrealized gain (loss) on investments       (0.12)         0.05           (0.08)         (0.25)          0.06
                                                          -------------   ----------     -------------  -------------   ----------
       Total income (loss) from investment operations            0.12          0.57            0.01           0.14           0.63
                                                          -------------   ----------     -------------  -------------   ----------
Less distributions to shareholders:
   From net investment income                                       -         (0.50)              -              -          (0.55)
   From net realized gains                                          -         (0.01)              -              -          (0.01)
                                                          -------------   ----------     -------------  -------------   ----------
       Total distributions                                          -         (0.51)              -              -          (0.56)
                                                          -------------   ----------     -------------  -------------   ----------
Net asset value, end of period                              $   10.43     $   10.31      $    10.43     $    10.45      $   10.31
                                                          =============   ==========     =============  =============   ==========
Total Return                                                     1.08%         5.75%           0.10%          1.42%          6.12%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                        $     132     $     129      $      102     $      175      $     269
   Net expenses to average daily net assets                      1.13%*        1.20%           0.71%*         0.63%*         0.74%
   Net investment income to average daily net assets             4.66%*        4.95%           5.21%*         5.12%*         5.40%
   Portfolio turnover rate                                         42%           44%             42%            42%            44%
                                                                                     Class S (1)
                                                                                     -----------
                                                 Six months
                                                ended 6/30/99   Year ended    Year ended      Year ended   Year ended   Period ended
                                                 (Unaudited)     12/31/98      12/31/97        12/31/96     12/31/95    12/31/94****
                                                -------------   ----------    ----------      ----------   ----------   ------------

Net asset value, beginning of period             $    10.30     $    10.23    $    10.11      $   10.15    $    9.85    $    10.00
                                                -------------   ----------    ----------      ----------   ----------   ------------

Income (loss) from investment operations:
   Net investment income                               0.31           0.56          0.65***        0.60         0.66          0.16
   Net realized and unrealized gain (loss) on
     investments                                      (0.16)          0.08          0.04          (0.03)        0.50         (0.15)
                                                -------------   ----------    ----------      ----------   ----------   ------------

       Total income (loss) from investment
         operations                                    0.15           0.64          0.69           0.57         1.16          0.01
                                                -------------   ----------    ----------      ----------   ----------   ------------

Less distributions to shareholders:
   From net investment income                             -          (0.56)        (0.57)         (0.60)       (0.66)        (0.16)
   From net realized gains                                -          (0.01)         0.00          (0.01)       (0.20)            -
                                                -------------   ----------    ----------      ----------   ----------   ------------

       Total distributions                                -          (0.57)        (0.57)         (0.61)       (0.86)        (0.16)
                                                -------------   ----------    ----------      ----------   ----------   ------------

Net asset value, end of period                   $    10.45     $    10.30    $    10.23      $   10.11    $   10.15    $     9.85
                                                =============   ==========    ==========      ==========   ==========   ============

Total Return @                                         1.46%          6.29%         6.84%          5.57%       11.77%         0.13%

Ratios / Supplemental Data:
   Net assets, end of period (000's)             $  232,488     $  283,673    $  200,268      $ 145,182    $ 122,904    $  106,846
   Net expenses to average daily net assets #        0.5436%*       0.5482%       0.5423%        0.5190%      0.5190%       0.5190%*

   Net investment income to average daily net
     assets                                            5.24%*         5.58%         6.22%          6.00%        6.32%         6.37%*

   Portfolio turnover rate                               42%            44%           48%            61%         114%           15%

    #  Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expense
       to avearage daily net assets would have been:    N/A            N/A        0.5530%        0.5545%      0.5524%       0.5654%*

  *     Annualized
  ** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
  *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
  +     Amounts have been restated to reflect reverse stock splits (See Note 9).
  **** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
  (1)   Class S shares were previously designated as Class 4 shares.
  @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Core Bond
Fund?

The objective and policies of the Fund are to:
 .    achieve a high total rate of return consistent with prudent investment risk and the preservation of capital
 .    invest primarily in a diversified portfolio of investment grade, fixed-income securities
 .    maintain duration in a targeted range from four to seven years
 .    diversify investments by industry, sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion

How did the Fund perform during the first half of 1999?

For the six months ended June 30, 1999, the Fund's Class S shares returned -2.26%. The Lehman Brothers Government/Corporate Bond Index (the Index) returned -2.27%.

What factors influenced the Fund's performance?

Rising interest rates made it difficult for the Fund to make much headway. Yields increased all along the yield curve, especially in the two to ten-year range, where most of the Fund's purchases are typically concentrated. While investors had anticipated an economic slowdown and possibly a recession for most of 1998, concerns shifted back to a possible return of inflation in 1999. This was due to several factors, including ongoing strength in the U.S. economy, signs of a possible recovery in the depressed Asian economies and a surge in crude oil prices.

On the inflation front, several economic reports during the first half were worrisome to investors, particularly a much higher than expected Consumer Price Index for the month of April. As a result, there was increasing speculation that the Federal Reserve Board (Fed) would raise short-term interest rates at its June 29-30 meeting. As expected, the Fed announced a .25% hike in the federal funds rate on June 30. However, investors were cheered by the news that the Fed retreated to a neutral bias regarding future changes in rates.

Helping the Fund's performance relative to the Index was the Fund's heavier weighting in corporate securities, especially those with BBB ratings, which offer higher yields than Treasury securities. On the negative side, the Fund's longer-duration Treasury holdings detracted from performance, since issues with longer maturities generally suffer the most in a period of rising rates.

How was the Fund positioned during the period?

Corporate securities were the largest sector allocation for the Fund, comprising approximately 40% of assets for most of the period. Treasury securities were the second-largest category, at 29.2% on June 30. After rapid growth in the Fund's assets during 1998, there was some backtracking during the first half of 1999. To meet these redemption needs, the Fund sold some Treasuries in February, which had the effect of simultaneously reducing the percentage of Treasuries and increasing the percentage of corporates. However, by the end of the period, the Fund's sector allocations were close to what they had been at the beginning of the year.

The Fund's overall credit quality remained AA, with new corporate purchases focused on issues with a BBB rating. Attractive additions to the portfolio included securities from Kroger (a grocery chain), Marsh & McLennan (insurance), Sealed Air Corp. (packaging), Republic Services (waste disposal) and Union Tank Car (transportation). Mortgage-backed securities were the third largest sector for the Fund, at around 18% of assets. The biggest component in that sector was current coupon pass-throughs backed by government agencies Fannie Mae, Ginnie Mae and Freddie Mac.

As before, our duration strategy is to target the average duration of the Fund at plus or minus 5% of the duration of our benchmark Index.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook for the rest of 1999?

The supply of corporate securities was near record high levels during the first six months of the year, and we anticipate more of the same in the third quarter. For one thing, supply dropped off noticeably in the last two weeks of June, as buyers sat on the sidelines to see what the Fed would do about interest rates. Now that the Fed has played its hand, we expect a resurgence of activity in the corporate market. We will also continue to look for opportunities in asset-backed securities, which tend to have attractive yields relative to their shorter maturities.

Further movements in interest rates will depend on economic developments in the U.S. and overseas. However, the Fed has made it clear that it intends to be "preemptive" in fighting inflation. That means it would probably hike short-term rates again at the slightest hint of rising inflation.

Another concern we have is the slight deterioration in overall credit quality we have seen for the past two years or so. With more companies announcing earnings shortfalls or other disappointments, there is a greater need to be diligent in the selection of corporate securities. However, with the credit analysis capabilities of MassMutual, we are confident that we can continue to add value for the Fund's shareholders.

[PIE CHART APPEARS HERE]

Duration Diversification (6/30/99)
 MassMutual Core Bond Fund
  Average Duration=5.6 years

Less than 1 year     8.7%
1-3 years           14.0%
3-5 years           22.2%
5-10 years          45.8%
10-20 years          9.3%

[PIE CHART APPEARS HERE]

Quality Structure (6/30/99)
MassMutual Core Bond Fund

U.S. Governments Cash Equivalents
Aa/AA                4.7%
A/A                 13.7%
Baa/BBB             21.3%
Ba/BB                1.6%
Aaa/AAA             58.7%

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Manager Report (continued)
--------------------------------------------------------------------------------

Growth of $10,000 Investment

Hypothetical Investments in MassMutual Core Bond Fund Class S and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total Return             Year-to-date         One Year       Average Annual
                       1/1/99 - 6/30/99   7/1/98 - 6/30/99  10/3/94 - 6/30/99

Class S                     -2.26%             1.76%             7.80%

Lehman Brothers
Government/Corporate
Bond Index                  -2.27%             2.70%             8.07%

                           [LINE GRAPH APPEARS HERE]

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

                           Class S       Lehman Bros.gov't Corp

10/3/94                     10,000               10,000
12/94                       10,020               10,037
6/95                        11,212               11,220
12/95                       11,940               11,968
6/96                        11,695               11,743
12/96                       12,274               12,315
6/97                        12,626               12,653
12/97                       13,474               13,516
6/98                        14,035               14,080
12/98                       14,611               14,796
6/99                        14,281               14,460

Hypothetical Investments in MassMutual Core Bond Fund Class A, Class Y and the Lehman Brothers Government/Corporate Bond Index

MassMutual Core Bond Fund
Total return             Year-to-Date         One Year        Average Annual
                       1/1/99 - 6/30/99   7/1/98 - 6/30/99   1/1/98 - 6/30/99

Class A                     -2.44%             1.27%            3.40%
Class Y                     -2.31%             1.58%            3.81%

Lehman Brothers
Government/Corporate        -2.27%             2.70%            4.60%
Bond Index

                           [LINE GRAPH APPEARS HERE]

                           CLASS A           Class Y   Lehman Bros. Gov't Corp.

12/97                       10,000            10,000            10,000
3/98                        10,140            10,150            10,152
6/98                        10,380            10,410            10,417
9/98                        10,796            10,831            10,933
12/98                       10,775            10,825            10,947
3/99                        10,649            10,702            10,816
6/99                        10,512            10,575            10,698


Hypothetical Investments in MassMutual Core Bond fund Class L and the Lehman Brothers Government/Corporate Bond index

MassMutual Core Bond Fund

Total Return            Since Inception
                       5/3/99 - 6/30/99

Class L                     -1.55%

Lehman Brothers
Government/Corporate        -1.34%
Bond Index

                           [LINE GRAPH APPEARS HERE]

                           Class L    Lehman Bros. Gov't Corp.

5/3/99                      10,000            10,000
5/31/99                      9,881             9,897
6/30/99                      9,845             9,866


Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Government/Corporate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                              Principal
                               Amount       Market Value
                             -----------   --------------
BONDS & NOTES -- 95.5%
ASSET BACKED SECURITIES -- 7.5%
California
 Infrastructure PG&
 E-1, 1997-1, Class A6
 6.320% 09/25/2005         $   550,000     $   549,670
California
 Infrastructure SCE-1,
 1997-1, Class A5
 6.280% 09/25/2005             700,000         698,012
California
 Infrastructure
 SDG&E-1,1997-1,
 Class A5
 6.190% 09/25/2005             500,000         496,985
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 06/15/2000           2,055,727       2,058,297
Case Equipment Loan
 Trust 1998-A,
 Class A4
 5.830% 02/15/2005           3,500,000       3,478,195
Caterpillar Financial
 Asset Trust, 1997-B,
 Class A3
 6.160% 09/25/2003           3,500,000       3,507,700
Chase Manhattan Auto
 Owner Trust 1998-A,
 Class A4
 5.800% 12/16/2002           3,750,000       3,729,563
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006           4,500,000       4,502,430
Community Program
 Loan Trust, 1987-A,
 Class A4
 4.500% 10/01/2018             825,540         731,419
Ford Credit Auto
 Owner Trust,
 1996-B, Class A-4
 6.300% 01/15/2001           4,351,834       4,361,321
Metlife Capital
 Equipment Loan
 Trust Series 1997-A,
 Class A
 6.850% 05/20/2008           2,500,000       2,547,025
Peco Energy
 Transition Trust
 Series 1999-A,
 Class A6
 6.050% 03/01/2009           2,300,000       2,202,963
Peco Energy
 Transition Trust
 Series 1999-A,
 Class A7
 6.130% 03/01/2009           1,200,000       1,140,372
Premier Auto Trust
 Series 1998-4,
 Class A3
 5.690% 06/08/2002           4,000,000       3,989,760
Premier Auto Trust
 Series 1998-5,
 Class A3
 5.070% 07/08/2002           2,000,000       1,975,780
Railcar Trust No.
 1992-1
 7.750% 06/01/2004           1,041,968       1,074,050
Rental Car Finance
 Corp. Series 1999-1A,
 Class A+
 5.900% 02/25/2007           2,000,000       1,968,940
Textron Financial
 Corporation
 5.890% 01/15/2005           3,500,000       3,479,980
Toyota Auto Lease
 Trust Series 1998-B,
 Class A1
 5.350% 07/25/2002           3,500,000       3,464,300
Travelers Funding Ltd.       3,100,000       2,875,250
                                            ----------
TOTAL ASSET BACKED
SECURITIES                                  48,832,012
                                            ==========
(Cost $49,309,098)

CORPORATE DEBT -- 41.5%
AirTouch
 Communications,
 Inc.
 7.500% 07/15/2006           3,000,000       3,116,130
Alcan Aluminum
 Limited
 6.250% 11/01/2008           2,500,000       2,340,550
America West Airlines
 1996-1, Class A
 6.850% 07/02/2009           4,342,309       4,206,786

American Airlines
 1994-A Pass Through
 Trusts, Class A4
 9.780% 11/26/2011           1,732,579       1,977,981
American General
 Finance Corporation
 5.750% 11/01/2003           2,000,000       1,938,000
AMR Corporation
 9.000% 08/01/2012           2,000,000       2,189,240
Analog Devices, Inc.
 6.625% 03/01/2000           1,500,000       1,506,660
Anheuser-Busch
 Companies, Inc.
 5.375% 09/15/2008           3,500,000       3,155,180
Archer-Daniels-
 Midland Company
 6.750% 12/15/2027           2,000,000       1,866,320
Associates Corporation
 of North America
 6.750% 08/01/2001           2,000,000       2,021,680
Associates Corporation
 of North America
 7.875% 09/30/2001           1,500,000       1,551,525
Barrick Gold
 Corporation
 7.500% 05/01/2007           4,000,000       3,973,754
Bell Atlantic Financial
 Services, Inc.
 6.610% 02/04/2000           1,750,000       1,757,333
BHP Finance (USA)
 Limited
 6.420% 03/01/2026           3,500,000       3,465,805
Bombardier Capital
 Inc.+
 6.000% 01/15/2002           4,000,000       3,933,752
Boston Scientific
 Corporation
 6.625% 03/15/2005           6,300,000       5,868,198
Cable & Wireless
 Communications plc
 6.750% 12/01/2008           3,000,000       2,869,131
Carlisle Companies
 Incorporated
 7.250% 01/15/2007           2,665,000       2,622,200
Celulosa Arauco
 Constitucion
 6.950% 09/15/2005           2,000,000       1,768,740

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                           Principal
                             Amount     Market Value
                           ----------   ------------
Champion
 International
 Corporation
 6.400% 02/15/2026         $2,500,000     $2,411,725
The Charles Schwab
 Corporation
 6.250% 01/23/2003          2,500,000      2,460,925
The CIT Group, Inc.
 5.500% 02/15/2004          4,000,000      3,817,360
The Columbia Gas
 System, Inc.
 6.610% 11/28/2002          3,000,000      2,995,890
Comcast Cable
 Communications,
 Inc
 8.375% 05/01/2007          2,500,000      2,677,450
Commercial Credit
 Company
 7.750% 03/01/2005          3,000,000      3,149,070
ConAgra, Inc.
 7.000% 10/01/2028          3,000,000      2,808,150
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 07/02/2014          1,627,412      1,735,635
Continental Airlines,
 Inc., Series 1996-B
 7.820% 04/15/2015          1,861,056      1,903,637
Crown Cork & Seal
 Company, Inc.
 6.750% 12/15/2003          3,550,000      3,504,063
CSX Corporation
 7.050% 05/01/2002          3,000,000      3,034,230
CSX Corporation
 7.250% 05/01/2027          4,000,000      3,927,320
Dana Corporation
 6.500% 03/15/2008          1,750,000      1,669,745
Dana Corporation
 7.000% 03/01/2029          1,600,000      1,470,384
Dover Corporation
 6.250% 06/01/2008          2,000,000      1,889,660
Dover Corporation
 6.650% 06/01/2028          2,000,000      1,786,380
Emerald Investment
 Grade CBO +
 5.644% 05/24/2011          3,000,000      2,988,750
Equifax Inc.
 6.500% 06/15/2003          1,000,000        996,220
ERAC USA Finance
 Company +
 6.750% 05/15/2007          3,000,000      2,859,030
FBG Finance Limited +
 7.875% 06/01/2016          3,000,000      3,145,500
Fletcher Challenge
 Capital Canada Inc.
 6.750% 03/24/2005          2,000,000      1,916,920
Fletcher Challenge
 Capital Canada Inc.
 7.750% 06/20/2006          2,500,000      2,506,825
Foster Wheeler
 Corporation
 6.750% 11/15/2005          2,000,000      1,772,580
General American
 Transportation
 Corporation
 6.750% 03/01/2006          3,000,000      2,868,270
General Electric
 Capital Corporation
 6.500% 11/01/2006          1,250,000      1,247,538
General Electric
 Capital Corporation
 8.750% 05/21/2007          1,500,000      1,700,730
General Mills, Inc.
 8.900% 06/15/2006          2,250,000      2,489,018
The Goldman Sachs
 Group, L.P. +
 6.200% 02/15/2001          2,500,000      2,493,950
Halliburton Company
 5.625% 12/01/2008          2,750,000      2,503,358
Heller Financial, Inc.
 6.250% 03/01/2001          2,500,000      2,501,150
Hershey Foods
 Corporation
 7.200% 08/15/2027          5,000,000      4,959,050
Household Finance
 Corporation
 6.500% 11/15/2008          2,400,000      2,288,424
ICI Wilmington, Inc.
 7.050% 09/15/2007          2,000,000      1,975,960
IMC Global Inc.
 6.625% 10/15/2001          3,000,000      2,996,010
IMCERA Group Inc.
 6.000% 10/15/2003          1,000,000        948,280
Interpool, Inc.
 7.350% 08/01/2007          2,000,000      1,883,746
The Kroger Co. +
 7.700% 06/01/2029          1,500,000      1,493,475
Lafarge Corporation
 6.375% 07/15/2005          2,000,000      1,920,720
LASMO (USA) Inc.
 6.750% 12/15/2007          5,000,000      4,562,915
Leucadia National
 Corporation
 7.750% 08/15/2013          2,500,000      2,242,475
MAPCO Inc.
 7.250% 03/01/2009          3,250,000      3,204,078
Marsh & McLennan
 Companies, Inc.
 7.125% 06/15/2009          2,000,000      2,015,820
MCI Communications
 Corporation
 7.125% 01/20/2000            500,000        504,400
Meritor Automotive
 Inc.
 6.800% 02/15/2009          4,000,000      3,794,600
Midway Airlines Pass
 Through Certificates
 Class B +
 8.140% 01/02/2013          2,766,000      2,614,644
Millipore Corporation
 7.500% 04/01/2007          3,750,000      3,578,888
Mobil Corporation
 8.625% 08/15/2021          4,500,000      5,295,015
Morgan Stanley Dean
 Witter & Co.
 5.625% 01/20/2004          5,500,000      5,301,120
Morton International
 9.250% 06/01/2020            500,000        579,649
Newmont Mining
 Corporation
 8.625% 04/01/2002          2,000,000      2,062,180
News America
 Holdings
 Incorporated
 9.250% 02/01/2013          3,000,000      3,372,390
Norfolk Southern
 Corporation
 7.050% 05/01/2037          5,000,000      5,080,900
Norsk Hydro ASA +
 8.750% 10/23/2001            500,000        521,925
North Finance
 (Bermuda) Limited +
 7.000% 09/15/2005          2,000,000      1,972,860
Norwest Financial, Inc.
 5.375% 09/30/2003          1,500,000      1,439,520
Occidental Petroleum
 Corporation
 7.375% 11/15/2008          6,000,000      5,899,800
Pepsi Bottling
 Holdings Inc. +
 5.625% 02/17/2009          2,000,000      1,817,190
PHH Corporation
 6.500% 02/01/2000            500,000        502,015
Ralston Purina
 Company
 7.750% 10/01/2015          2,000,000      2,074,880
Raytheon Company
 6.750% 08/15/2007          2,500,000      2,474,550
Reed Elsevier Inc.
 6.625% 10/15/2023            300,000        263,808
Republic Services, Inc.
 7.125% 05/15/2009          3,750,000      3,672,713
Rolls-Royce Capital
 Inc.
 7.125% 07/29/2003          2,000,000      2,007,000
Ryder System, Inc.
 6.600% 11/15/2005          3,800,000      3,678,134
Scholastic Corporation
 7.000% 12/15/2003          3,000,000      2,991,720
Joseph E. Seagram &
 Sons, Inc.
 7.500% 12/15/2018          4,500,000      4,349,790
Sealed Air Corporation +
 6.950% 05/15/2009          2,500,000      2,421,575

                                                                     (Continued)

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual CoreBond Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                           Principal
                                             Amount      Market Value
                                          -----------   --------------
Sears Roebuck
 Acceptance Corp.
 6.750% 09/15/2005                      $  3,500,000     $  3,491,075
Sprint Capital
 Corporation
 6.125% 11/15/2008                         2,000,000        1,845,780
Sprint Capital
 Corporation
 6.875% 11/15/2028                         2,000,000        1,813,240
Texaco Inc.
 5.500% 01/15/2009                         5,000,000        4,585,230
Texaco Inc.
 8.500% 02/15/2003                         2,500,000        2,668,250
Thomas & Betts
 Corporation
 8.250% 01/15/2004                         2,500,000        2,578,700
Time Warner Inc. Pass
 Through Asset Trust
 1997-1 +
 6.100% 12/30/2001                         4,000,000        3,983,160
TTX Company +
 6.290% 05/15/2002                         5,000,000        4,922,950
Union Tank Car
 6.790% 05/01/2010                         4,800,000        4,694,880
United Air Lines, Inc.
 10.110% 02/19/2006                          707,153          781,489
US Air, Inc., Class B
 7.500% 10/15/2009                         1,378,814        1,324,031
US West Capital
 Funding
 6.125% 07/15/2002                         2,000,000        1,973,260
Valero Energy
 Corporation
 7.375% 03/15/2006                         2,000,000        1,941,530
Vulcan Materials
 Company
 6.000% 04/01/2009                         3,000,000        2,830,350
WorldCom, Inc.
 7.750% 04/01/2007                         2,000,000        2,094,500
WPP Finance (USA)
 Corporation
 6.625% 07/15/2005                         2,250,000        2,151,124
                                                          -----------

TOTAL CORPORATE DEBT                                      267,802,196
(Cost $272,259,658)                                       -----------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 4.1%
Collateralized Mortgage Obligations
Asset Securitization
 Corporation Series
 1995-MD4, Class A1
 7.100% 08/13/2029                         6,309,024        6,368,140
Chase Commercial
 Mortgage Securities
 Corp. Series 1998-2,
 Class A1
 6.025% 08/18/2007                         2,887,155        2,806,834

CS First Boston
 Mortgage Securities
 Corp. Series 1998-C2,
 Class A1
 5.960% 12/15/2007                         2,899,998        2,816,275
Merrill Lynch
 Mortgage Investors,
 Inc., Series
 1997- Cl-CTL, A-1
 6.310% 11/15/2026                         4,094,304        4,056,636
Merrill Lynch Trust
 Series 43, Class E
 6.500% 08/27/2015                           334,630          333,165
Prudential Home
 Mortgage Securities
 1993-26 Class A6
 6.750% 07/25/2008                         4,000,000        4,000,000
Salomon Brothers
 Mortgage Securities
 1997-TZH, Class B +
 7.491% 03/25/2022                         3,000,000        3,061,920
Starwood Commercial
 Mortgage Trust
 Series 1999-C1A,
 Class B +
 6.920% 02/05/2009                         3,000,000        2,895,000
                                                          -----------
TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS                                         26,337,970
(Cost $26,999,013)                                        -----------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 13.9%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 2.3%
Collateralized Mortgage Obligations -- 1.5%
FHLMC Series 1322
 Class G
 7.500% 02/15/2007                         1,279,304        1,298,084
FHLMC Series 1337
 Class D
 6.000% 08/15/2007                         1,000,000          980,620
FHLMC Series 1460
 Class H
 7.000% 05/15/2007                         2,000,000        2,026,860
FHLMC Series 1490
 Class PJ
 6.000% 05/15/2007                           600,000          598,308
FHLMC Series 1667
 Class PE
 6.000% 03/15/2008                         5,000,000        4,976,550
FHLMC Series B
 Class 3
 12.500% 09/30/2013                           97,370          107,289
                                                           ----------
                                                            9,987,711
                                                           ----------
Pass-Through Securities -- 0.8%
FHLMC
 6.420% 12/01/2005                         4,803,831        4,764,800
FHLMC
 9.000% 03/01/2017                           178,772          189,346
                                                           ----------
                                                            4,954,146
                                                           ----------
                                                           14,941,857
                                                           ----------

Federal National Mortgage Association
(FNMA) -- 6.6%
Collateralized Mortgage Obligations -- 2.6%
FNMA Series 1989-20
 Class A
 6.750% 04/25/2018                         3,924,208        3,923,816
FNMA Series 1993-134
 Class GA
 6.500% 02/25/2007                         5,000,000        5,021,850
FNMA Series 1993-221
 Class D
 6.000% 12/25/2008                         2,500,000        2,464,050
FNMA Series 1994-43
 Class PE
 6.000% 12/25/2019                           416,560          416,297
FNMA Series 1996-54
 Class C
 6.000% 09/25/2008                         5,000,000        4,879,650
                                                           ----------
                                                           16,705,663
                                                           ----------

Pass-Through Securities -- 4.0%
FNMA
 6.000% 10/01/2028-
        02/01/2029                        12,914,776       12,135,240
FNMA
 6.500% 11/01/2028                        13,754,723       13,273,858
FNMA
 8.000% 05/01/2013                           195,535          197,273
                                                           ----------
                                                           25,606,371
                                                           ----------
                                                           42,312,034
                                                           ----------

Government National Mortgage Association
(GNMA) -- 4.4%
Collateralized Mortgage Obligations -- 0.1%
JHM Acceptance
 Corporation Series E
 Class 5
 8.960% 04/01/2019                           938,047          947,128
                                                           ----------

Pass-Through Securities -- 4.3%
GNMA
 6.125% 12/20/2027                         1,155,152        1,163,816
GNMA
 6.375% 01/20/2027                         3,126,641        3,150,091
GNMA
 6.625% 08/20/2027-
        09/20/2027                         5,490,965        5,545,874

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual CoreBond Fund - of Investments (Continued)
--------------------------------------------------------------------------------

                                                Principal
                                                  Amount      Market Value
                                               -----------   --------------
GNMA
 7.000% 08/15/2023-
        11/15/2023                           $  3,751,798     $  3,715,442
GNMA
 7.500% 01/15/2017-
        06/15/2017                              4,816,981        4,883,745
GNMA
 8.000% 04/15/2001-
        01/15/2009                              8,511,998        8,752,890
GNMA
 9.000% 12/15/2004-
        10/15/2009                                260,663          274,946
GNMA
 11.000% 08/15/2000-
         02/15/2001                                33,097           34,067
                                                              ------------
                                                                27,520,871
                                                              ------------
                                                                28,467,999
                                                              ------------

U.S. Government Guaranteed Notes -- 0.6%
1994-A Baxter
 Springs, KS
 5.930% 08/01/1999                                700,000          700,434
1994-A Erie, PA
 5.930% 08/01/1999                              1,590,000        1,590,986
1994-A Los Angeles
 County, CA
 5.930% 08/01/1999                                190,000          190,118
1994-A Montgomery
 County, PA
 5.930% 08/01/1999                                150,000          150,093
1994-A Pohatcong
 Township, NJ
 5.930% 08/01/1999                                255,000          255,158
1994-A Rochester, NY
 5.930% 08/01/1999                                135,000          135,084
1994-A Sacramento,
 CA
 5.930% 08/01/1999                                 60,000           60,037
1994-A Santa Ana, CA
 5.930% 08/01/1999                                920,000          920,570
                                                              ------------
                                                                 4,002,480
                                                              ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                              89,724,370
                                                              ------------
(Cost $89,962,894)

U.S. TREASURY OBLIGATIONS -- 28.5%
U.S. Treasury Bonds -- 7.0%
U.S. Treasury Bond
 7.500% 11/15/2016                             15,120,000       17,040,694
U.S. Treasury Bond
 8.875% 08/15/2017                             21,800,000       27,849,500
                                                              ------------
                                                                44,890,194
                                                              ------------

U.S. Treasury Notes -- 18.1%
U.S. Treasury Note
 4.750% 11/15/2008                                500,000          459,140
U.S. Treasury Note
 5.250% 08/15/2003                             13,000,000       12,778,610
U.S. Treasury Note
 5.875% 02/15/2004                              2,000,000        2,012,820
U.S. Treasury Note
 6.125% 08/15/2007                              2,000,000        2,021,560
U.S. Treasury Note
 6.500% 10/15/2006                             61,800,000       63,808,500
U.S. Treasury Note
 6.625% 05/15/2007                             16,000,000       16,662,560
U.S. Treasury Note
 6.875% 05/15/2006                              8,000,000        8,422,480
U.S. Treasury Note
 7.875% 11/15/2004                             10,000,000       10,937,500
                                                              ------------
                                                               117,103,170
                                                              ------------

U.S. Treasury Strip -- 3.4%
U.S. Treasury Strip - Principal Only
 0.000% 05/15/2016                             63,000,000       21,709,800
                                                              ------------

TOTAL U.S. TREASURY
OBLIGATIONS                                                    183,703,164
                                                              ------------
(Cost $187,111,137)

TOTAL BONDS & NOTES                                            616,399,712
                                                              ------------
(Cost $625,641,800)

SHORT-TERM INVESTMENTS -- 20.3%
Cash Equivalents -- 17.3%
Bank of Nova Scotia
 Eurodollar Time
 Deposit**
 5.500% 07/01/1999                             30,000,000       30,000,000
BankBoston
 Eurodollar Time
 Deposit**
 5.995% 10/29/1999                             13,322,475       13,322,475
Harris Trust & Savings
 Bank Eurodollar
 Time Deposit**
 5.875% 07/01/1999                             20,000,000       20,000,000
Janus Money Market
 Fund**                                        20,000,000       20,000,000
Frank Russell Money
 Market Fund(**)                               27,931,900       27,931,900
                                                              ------------
                                                               111,254,375
                                                              ------------

Commercial Paper -- 3.0%
American  Electric
 Power Company
 6.000% 07/09/1999                              4,000,000        3,994,667
Dana Credit
 Corporation
 5.330% 07/06/1999                                259,000          258,808
Indiana Michigan
 Power Company
 5.800% 07/02/1999                              4,975,000        4,974,198
Lockheed Martin
 Corporation
 5.500% 07/01/1999                              3,805,000        3,805,000
Public Service
 Company of Colorado
 5.820% 07/07/1999                              3,100,000        3,096,993
Sonat Inc.
 5.050% 07/06/1999                              3,465,000        3,462,570
                                                              ------------
                                                                19,592,236
                                                              ------------

TOTAL SHORT-TERM
 INVESTMENTS                                                   130,846,611
                                                              ------------
(At Amortized Cost)

TOTAL INVESTMENTS -- 115.8%                                    747,246,323
(Cost $756,488,411)***

Other Assets/
(Liabilities) --(15.8%)                                       (101,982,346)
                                                              ------------

Net Assets-- 100.0%                                          $ 645,263,977
                                                              ============

Notes to Portfolio of Investments
***Aggregate cost for Federal tax purposes (Note 7)

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

** Represents investment of security lending collateral. (Note 2).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                   June 30, 1999
                                                                                     (Unaudited)
                                                                                   -------------
Assets:
       Investments, at value (cost $625,641,800) (Note 2) ................         $ 616,399,712
       Short-term investments, at amortized cost (Note 2) ................           130,846,611
                                                                                   -------------
           Total Investments .............................................           747,246,323
       Cash ..............................................................                19,759
       Receivables from:
           Investments sold ..............................................               820,946
           Fund shares sold ..............................................             5,852,216
           Interest ......................................................             8,315,846
                                                                                   -------------
                Total assets .............................................           762,255,090
                                                                                   -------------
Liabilities:
       Payables for:
           Investments purchased .........................................             3,661,612
           Fund shares redeemed ..........................................             1,724,376
           Securities on loan (Note 2) ...................................           111,254,375
           Directors' fees and expenses (Note 3) .........................                 1,917
           Affiliates (Note 3):
                Investment management fees ...............................               270,881
                Administration fees ......................................                52,687
                Service fees .............................................                    87
       Accrued expenses and other liabilities ............................                25,178
                                                                                   -------------
                Total liabilities ........................................           116,991,113
                                                                                   -------------
       Net assets ........................................................         $ 645,263,977
                                                                                   =============
Net assets consist of:
       Paid-in capital ...................................................         $ 637,725,924
       Undistributed net investment income ...............................            18,941,509
       Accumulated net realized loss on investments ......................            (2,161,368)
       Net unrealized depreciation on investments ........................            (9,242,088)
                                                                                   -------------
                                                                                   $ 645,263,977
                                                                                   =============
Net assets:
       Class A ...........................................................         $     138,841
                                                                                   =============
       Class L ...........................................................         $     100,618
                                                                                   =============
       Class Y ...........................................................         $   1,104,040
                                                                                   =============
       Class S ...........................................................         $ 643,920,478
                                                                                   =============
Shares outstanding:
       Class A ...........................................................                12,865
                                                                                   =============
       Class L ...........................................................                 9,315
                                                                                   =============
       Class Y ...........................................................               102,178
                                                                                   =============
       Class S ...........................................................            59,562,818
                                                                                   =============
Net asset value, offering price and redemption price per share:
       Class A ...........................................................         $       10.79
                                                                                   =============
       Class L ...........................................................         $       10.80
                                                                                   =============
       Class Y ...........................................................         $       10.81
                                                                                   =============
       Class S ...........................................................         $       10.81
                                                                                   =============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual CoreBond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                                        Six months ended
                                                                                         June 30, 1999
                                                                                          (Unaudited)
                                                                                       ------------------
Investment income:   (Note 2)
       Interest (including securities lending income of $42,444) ...............         $ 20,728,810
                                                                                         -------------
Expenses:  (Note 2) ............................................................
       Investment management fees (Note 3) .....................................            1,472,160
       Custody fees ............................................................               33,705
       Audit and legal fees ....................................................                7,849
       Directors' fees (Note 3) ................................................                8,186
                                                                                         -------------
                                                                                            1,521,900

       Administration fees (Note 3):
           Class A .............................................................                  292
           Class L * ...........................................................                   48
           Class Y .............................................................                  675
           Class S .............................................................              264,213
       Service fees (Note 3):
           Class A .............................................................                  173
                                                                                         -------------
                Total expenses .................................................            1,787,301
                                                                                         -------------
                Net investment income ..........................................           18,941,509
                                                                                         -------------

Realized and unrealized gain (loss):
       Net realized loss on investment transactions ............................           (2,654,809)
       Net change in unrealized appreciation (depreciation) on investments .....          (30,577,123)
                                                                                         -------------
               Net realized and unrealized loss ................................          (33,231,932)
                                                                                         -------------
       Net decrease in net assets resulting from operations ....................         $(14,290,423)
                                                                                         =============

     * For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                      Six months ended
                                                                                        June 30, 1999          Year ended
Increase (Decrease) in Net Assets:                                                       (Unaudited)        December 31, 1998
                                                                                     ------------------     -----------------
Operations:
       Net investment income ...................................................        $  18,941,509         $  31,816,454
       Net realized gain (loss) on investment transactions .....................           (2,654,809)            6,573,153
       Net change in unrealized appreciation (depreciation)
            on investment transactions .........................................          (30,577,123)            4,875,729
                                                                                        --------------        --------------
           Net increase (decrease) in net assets resulting from operations .....          (14,290,423)           43,265,336
                                                                                        --------------        --------------

Distributions to shareholders (Note 2):
       From net investment income:
       Class A .................................................................                    -                (6,554)
       Class L* ................................................................                    -                     -
       Class Y .................................................................                    -               (18,553)
       Class S .................................................................                    -           (32,902,152)
                                                                                        --------------        --------------
           Total distributions from net investment income ......................                    -           (32,927,259)
                                                                                        --------------        --------------

       From net realized gains:
       Class A .................................................................                    -                (1,221)
       Class L* ................................................................                    -                     -
       Class Y .................................................................                    -                (3,456)
       Class S .................................................................                    -            (6,128,341)
                                                                                        --------------        --------------
           Total distributions from net realized gains .........................                    -            (6,133,018)
                                                                                        --------------        --------------

Net fund share transactions (Note 5):
       Class 1** ...............................................................                    -              (131,171)
       Class 2** ...............................................................                    -              (133,481)
       Class 3** ...............................................................                    -              (134,838)
       Class A .................................................................                1,000               138,831
       Class L* ................................................................              102,180                     -
       Class Y .................................................................              721,492               400,648
       Class S .................................................................          (51,271,130)          249,325,651
                                                                                        --------------        --------------
           Increase (decrease) in net assets from net fund share transactions ..          (50,446,458)          249,465,640
                                                                                        --------------        --------------
       Total increase (decrease) in net assets .................................          (64,736,881)          253,670,699

Net assets:
       Beginning of period .....................................................          710,000,858           456,330,159
                                                                                        --------------        --------------

       End of period (including undistributed net investment income of
           $18,941,509 and $0, respectively) ...................................        $ 645,263,977         $ 710,000,858
                                                                                        ==============        ==============

      * For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
     ** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout each period)

                                                                     Class A               Class L               Class Y
                                                                     -------               -------               -------
                                                              Six months                   Period        Six months
                                                            ended 6/30/99  Year ended   ended 6/30/99   ended 6/30/99   Year ended
                                                             (Unaudited)   12/31/98 +   (Unaudited)**    (Unaudited)    12/31/98 +
                                                            -------------  ----------   -------------   -------------   ----------
Net asset value, beginning of period                          $  11.06      $  10.85       $  10.97      $    11.06      $  10.86
                                                            -------------  ----------   -------------   -------------   ----------

Income (loss) from investment operations:
   Net investment income                                          0.29          0.59***        0.10            0.28          0.65***

   Net realized and unrealized gain (loss) on investments        (0.56)         0.25          (0.27)          (0.53)         0.25
                                                            -------------  ----------   -------------   -------------   ----------
       Total income (loss) from investment operations            (0.27)         0.84          (0.17)          (0.25)         0.90
                                                            -------------  ----------   -------------   -------------   ----------

Less distributions to shareholders:
   From net investment income                                        -         (0.52)             -               -         (0.59)
   From net realized gains                                           -         (0.11)             -               -         (0.11)
                                                            -------------  ----------   -------------   -------------   ----------
       Total distributions                                           -         (0.63)             -               -         (0.70)
                                                            -------------  ----------   -------------   -------------   ----------
Net asset value, end of period                                $  10.79      $  11.06       $  10.80      $    10.81      $  11.06
                                                            =============  ==========   =============   =============   ==========
Total Return                                                     (2.44)%        7.75%         (1.55)%         (2.31)%        8.25%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                          $    139      $    141       $    101      $    1,104      $    400
   Net expenses to average daily net assets                       1.15%*        1.20%          0.76%*          0.65%*        0.74%
   Net investment income to average daily net assets              5.33%*        5.26%          5.97%*          5.87%*        5.73%
   Portfolio turnover rate                                          33%           51%            33%             33%           51%

                                                                                     Class S (1)
                                                                                     -----------
                                                 Six months
                                                ended 6/30/99  Year ended    Year ended    Year ended    Year ended    Period ended
                                                 (Unaudited)    12/31/98      12/31/97      12/31/96      12/31/95     12/31/94****
                                                -------------  ----------    ----------    ----------    ----------    ------------
Net asset value, beginning of period              $   11.06     $   10.81     $   10.45     $   10.75     $    9.84      $   10.00
                                                -------------  ----------    ----------    ----------    ----------    ------------
Income (loss) from investment operations:
   Net investment income                               0.32          0.67***       0.69***       0.67***       0.72***        0.18
   Net realized and unrealized gain (loss) on
     investments                                      (0.57)         0.24          0.33         (0.37)         1.17          (0.16)
                                                -------------  ----------    ----------    ----------    ----------    ------------
       Total income (loss) from investment
         operations                                   (0.25)         0.91          1.02          0.30          1.89           0.02
                                                -------------  ----------    ----------    ----------    ----------    ------------
Less distributions to shareholders:
   From net investment income                             -         (0.56)        (0.64)        (0.54)        (0.65)         (0.18)
   From net realized gains                                -         (0.10)        (0.02)        (0.06)        (0.33)             -
                                                -------------  ----------    ----------    ----------    ----------    ------------
       Total distributions                                -         (0.66)        (0.66)        (0.60)        (0.98)         (0.18)
                                                -------------  ----------    ----------    ----------    ----------    ------------
Net asset value, end of period                    $   10.81     $   11.06     $   10.81     $   10.45     $   10.75      $    9.84
                                                =============  ==========    ==========    ==========    ==========    ============
Total Return @                                        (2.26)%        8.44%         9.78%         2.80%        19.15%          0.20%

Ratios / Supplemental Data:
   Net assets, end of period (000's)              $ 643,920     $ 709,459     $ 455,931     $ 356,699     $ 253,540      $ 194,150
   Net expenses to average daily net assets #        0.5576%*      0.5454%       0.5393%       0.5130%       0.5130%        0.5130%*
   Net investment income to average daily net
     assets                                            5.91%*        5.92%         6.34%         6.26%         6.56%          6.86%*
   Portfolio turnover rate                               33%           51%           54%           54%          104%             7%

   #   Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses
       to avearage daily net assets would have been:    N/A           N/A        0.5512%       0.5550%       0.5553%        0.5672%*


   *   Annualized
   **  For the period from May 3, 1999 (commencement of operations) through
       June 30, 1999.
   *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
   +   Amounts have been restated to reflect reverse stock splits (See Note 9).
   ****For the period from October 3, 1994 (commencement of operations) through
       December 31, 1994.
   (1) Class S shares were previously designated as Class 4 shares.
   @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Diversified Bond Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Diversified Bond Fund?

The objective and policies of the Fund are to:
 .    achieve a superior total return by investing in a variety of types of fixed income investments including, public and private bonds, mortgage and asset-backed securities, residential and commercial mortgage loans, U.S. Treasury futures and forward contracts, fully hedged foreign securities, interest rate and currency swaps, commercial paper and options on fixed income investments.
 .    maintain duration roughly comparable to that of the Lehman Brothers
     Intermediate Aggregate Bond Index
 .    maintain overall credit quality not less than BBB-/Baa3

How did the Fund perform?

The Fund began operations on May 3, 1999. From inception through June 30, 1999, the Fund's Class S shares returned -1.10%, compared to -0.81% for the Lehman Brothers Intermediate Aggregate Bond Index.

What factors influenced the Fund's performance?

Like most fixed-income funds, we were hurt by the climate of rising interest rates. Rates in the one to ten-year maturities, where the Fund's purchases are concentrated, saw particularly sharp increases in May and June.

Several factors contributed to the increase in rates, including ongoing strength in the U.S. economy, signs of a possible recovery in the depressed Asian economies, and strength in crude oil prices. As the period progressed, there was increasing speculation that the Federal Reserve Board (Fed) would raise rates at its June 29-30 meeting. As expected, the Fed announced a .25% hike in the federal funds rate on June 30. Initially, however, investors concentrated more on the positive news that the Fed had returned to a neutral bias regarding future changes in rates.

In general, spread product--that is, fixed-income investments offering a yield advantage over Treasury securities--helped the Fund's performance. However, as interest rates inched up toward the end of the period, spreads on mortgage-backed corporate securities widened considerably, which hurt the Fund's performance.

How was the Fund positioned during the period?

Mortgage-backed securities, at 39.6%, represented the biggest sector allocation for the Fund. These purchases consisted entirely of agency-backed passthroughs with coupons ranging from 6% to 7.5%. Corporate securities, at 25.9%, were the next biggest category for the Fund, with investment-grade securities comprising a little over half of that category. Some investment-grade purchases included News America, Kroger, Dana Corp and Associates Corp.

The rest of the Fund's corporate holdings consisted of high-yield securities. The supply of high-yield paper has been noticeably lower since last fall's extreme volatility, but with patience and careful analysis, we were able to find some attractive opportunities. Examples included issues from Lyondell (a chemical company), Northwest Airlines, Contifinancial (financial services), and Pacer International (transportation-related services).

Finally, the Fund had 21.5% invested in Treasuries with relatively short maturities and 12.2% in money market securities at the end of the period. In part, these investments were designed to reduce the average duration of the Fund's investments to acceptable levels. The Fund typically targets average duration to be within 5% of the Lehman Brothers Intermediate Aggregate Index. At the end of June, the Index had a duration of 3.6 years. Since most of our investments in the corporate and mortgage-backed sectors tend to have maturities in the eight to ten-year range, we used short-term Treasury and money market investments as a counterbalancing tool.

--------------------------------------------------------------------------------
MassMutual Bond Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook for the rest of 1999?

Looking ahead, we plan to add to the Fund's high-yield holdings as opportunities permit. To use a baseball metaphor, we are committed to waiting for good pitches to swing at rather than chasing balls out of the strike zone. This approach is especially important when dealing with high-yield investments, particularly in view of the relatively limited supply we've had this year.

Further movements in interest rates will depend on economic developments in the U.S. and overseas. Although we would not be surprised to see U.S. economic growth slow during the second half from what it was in the first half of 1999, we cannot rule out another increase in interest rates by the Fed this year. That would make for a challenging environment for fixed-income investments over the near term.

If we begin to see any deterioration in the economy, the high-yield market will be one of the first to feel the effects. Our careful credit analysis will therefore continue to be a critical factor in achieving our goal of competitive returns for the Fund over the long term.

[PIE CHART APPEARS HERE]

Duration Diversification (6/30/99)
MassMutual Diversified Bond Fund
Average Duration = 4.1 years

Less than 1 year          13.1%
1-3 years                 26.3%
3-5 years                 30.9%
5-10 years                29.7%

[PIE CHART APPEARS HERE]

Quality Structure (6/30/99)
MassMutual Diversified Bond Fund
U.S. Government Cash Equivalents

Aaa/AAA                   74.0%
CCC                        0.4%
B                          6.3%
Aa/AA                      2.0%
A/A                        3.9%
Baa/BBB                    8.0%
Ba/BB                      5.4%

--------------------------------------------------------------------------------
Mass Mutual Diversified Bond Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Diversified Bond Fund Class S, Class A, Class Y, Class L and the Lehman Bros. Intermediate Aggregate.

MassMutual Diversified Bond Fund
Total Return      Year-to-Date
                  5/3/99-6/30/99

Class S              -1.10%
Class A              -1.20%
Class Y              -1.10%
Class L              -1.10%

Lehman Brothers
Intermediate         -0.78%
Aggregate

                           [LINE GRAPH APPEARS HERE]
                                                             Lehman Bros.
Date                Class S   Class A   Class Y   Class L    Inter. Aggr.
----                -------   -------   -------   -------    ------------
5/3/99               10,000    10,000    10,000    10,000       10,000
5/31/99               9,910     9,910     9,910     9,910        9,912
6/30/99               9,890     9,880     9,890     9,890        9,922

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Intermediate Aggregate Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

------------------------------------------------------------------------------
MassMutual Diversified Bond Fund - Portfolio of Investments
------------------------------------------------------------------------------
Portfolio of Investments (Unaudited)
June 30, 1999

                           Principal
                             Amount    Market Value
                          ----------- --------------
BONDS & NOTES -- 86.9%
CORPORATE DEBT -- 25.9%
Aes Corporation
  9.500% 06/01/2009         $200,000     $206,000
Archibald Candy Corp.
  +
  10.250%
  07/01/2004                 125,000      126,250
Associates Corporation
  of North America
  5.800% 04/20/2004          500,000      481,845
AT&T Corp.
  5.625% 03/15/2004          250,000      241,908
Boston Scientific
  Corporation
  6.625% 03/15/2005          250,000      232,865
Brand Scaffold
  Services, Inc.
  10.250%
  02/15/2008                 125,000      121,250
Century
  Communications
  Corp. Zero Coupon
  Series B
  0.000% 01/15/2008          125,000       55,000
ContiFinancial
  Corporation
  8.125% 04/01/2008          125,000      107,500
CSX Corporation
  6.250% 10/15/2008          250,000      233,708
Dana Corporation
  6.250% 03/01/2004          250,000      244,440
Derby Cycle
  Corporation
  10.000%
  05/15/2008                 125,000      100,625
Diageo Capital PLC
  6.125% 08/15/2005          500,000      484,444
Elgin National
  Industries Series B
  11.000%
  11/01/2007                 125,000      123,750

Express Scripts, Inc. +
 9.625% 06/15/2009           125,000      126,563
Gulf Canada Resources
 Limited
 9.250% 01/15/2004           125,000      126,244
Haynes International
 Inc
 11.625%
 09/01/2004                  125,000      116,719
International Game
 Technology +
 8.375% 05/15/2009           125,000      122,813
JL French Automotive
 Casting +
 11.500%
 06/01/2009                  125,000      127,500
Kitty Hawk, Inc.
 9.950% 11/15/2004           125,000      125,000
The Kroger Co.
 7.650% 04/15/2007           250,000      258,508
LDM Technologies
 Series B
 10.750%
 01/15/2007                  125,000      123,750
Leviathan Gas Pipeline
 Finance Corp. +
 10.375%
 06/01/2009                  125,000      127,500
Lyondell Chemical
 Company Series A +
 9.625% 05/01/2007           125,000      130,000
Lyondell Chemical
 Company Series B +
 9.875% 05/01/2007           125,000      128,125
News America
 Holdings Inc.
 8.625% 02/01/2003           250,000      265,008
Northwest Airlines Inc.
 7.875% 03/15/2008           250,000      217,503
Pacer International,
 Inc. +
 11.750%
 06/01/2007                  125,000      121,250
Pepsi Bottling
 Holdings Inc. +
 5.625% 02/17/2009           250,000      227,149
Petroleos Mexicanos+
 9.500% 09/15/2027           125,000      105,000
Primark Corporation
 9.250% 12/15/2008           125,000      121,250
Raytheon Company
 6.500% 07/15/2005           250,000      247,083
Sealed Air Corporation +
 6.950% 05/15/2009           250,000      242,158
Sprint Capital Corp.
 5.875% 05/01/2004           250,000      239,583
URS Corp. +
 12.250%
 05/01/2009                  100,000      101,500
Western Gas
 Resources +
 10.000%
 06/15/2009                  125,000      127,500
Worldtex, Inc. Series B
 9.625% 12/15/2007           125,000      109,375
                                       ----------

TOTAL CORPORATE DEBT                    6,396,666
                                       ----------
(Cost $6,507,120)

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 39.5%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 9.1%
Pass-Through Securities
FHLMC
 7.500% 06/01/2024-
        04/01/2028         2,229,504    2,255,308
                                       ----------

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------
MassMutual Diversified Bond Fund - Portfolio of Investments (Continued)
---------------------------------------------------------------------------

                                             Principal
                                               Amount       Market Value
                                            -----------    --------------
Federal National Mortgage Association
(FNMA) -- 18.0%
Pass-Through Securities
FNMA
 6.000% 11/01/2028-
        04/01/2029                           $ 1,697,057     $ 1,594,622
FNMA
 6.500% 04/01/2029
        06/01/2029                             2,996,622       2,891,861
                                                             -----------
                                                               4,486,483
                                                             -----------

Government National Mortgage Association
(GNMA) -- 12.4%
PassThrough Securities
GNMA
 7.000% 10/15/2027-
        05/15/2029                             2,291,946       2,263,113
GNMA
 8.000% 08/15/2026-
        03/15/2027                               774,131         796,805
                                                             -----------
                                                               3,059,918
                                                             -----------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                             9,801,709
                                                             -----------
(Cost $10,045,547)

U.S. TREASURY OBLIGATIONS -- 21.5%
U.S. Treasury Note
 7.500% 11/15/2001                             5,100,000       5,312,772
                                                             -----------
(Cost $5,378,367)

TOTAL BONDS & NOTES                                           21,511,147
                                                             -----------
(Cost $21,931,034)

SHORT-TERM INVESTMENTS -- 12.2%
Commercial Paper
Cox Enterprises, Inc.
 5.700% 07/08/1999                               730,000         729,191
Dana Credit
 Corporation
 5.450% 07/12/1999                               100,000          99,833
Florida Power
 Corporation
 4.970% 07/06/1999                               740,000         739,490
Lockheed Martin
 Corporation
 5.550% 07/01/1999                               700,000         700,000
Sonat Inc.
 5.250% 07/06/1999                               740,000         739,460
                                                             -----------

TOTAL SHORT-TERM
INVESTMENTS                                                    3,007,974
                                                             -----------
(At Amortized Cost)

Total Investments -- 99.1%                                    24,519,120
(Cost $24,939,008)***

Other Assets/(Liabilities) -- 0.9%                               211,751
                                                             -----------

Net Assets -- 100.0%                                         $24,730,871
                                                             ===========

Notes to Portfolio of Investments
***Aggregate cost for Federal tax purposes (Note 7)

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Diversified Bond Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                           June 30, 1999
                                                                                            (Unaudited)
                                                                                           -------------
Assets:
        Investments, at value (cost $21,931,034) (Note 2) ......................           $ 21,511,146
        Short-term investments, at amortized cost (Note 2) .....................              3,007,974
                                                                                           -------------
            Total Investments ..................................................             24,519,120
        Cash ...................................................................                  3,784
        Receivables from:
            Investments sold ...................................................                     96
            Interest ...........................................................                226,115
                                                                                           -------------
                Total assets ...................................................             24,749,115
                                                                                           -------------

Liabilities:
        Payables for:
            Directors' fees and expenses (Note 3) ..............................                  2,994
            Affiliates (Note 3):
                Investment management fees .....................................                 11,146
                Administration fees ............................................                  2,787
                Service fees ...................................................                     37
        Accrued expenses and other liabilities .................................                  1,280
                                                                                           -------------
                Total liabilities ..............................................                 18,244
                                                                                           -------------
       Net assets ..............................................................           $ 24,730,871
                                                                                           =============

Net assets consist of:
        Paid-in capital ........................................................           $ 25,004,000
        Undistributed net investment income ....................................                236,202
        Accumulated net realized loss on investments ...........................                (89,443)
        Net unrealized depreciation on investments .............................               (419,888)
                                                                                           -------------
                                                                                           $ 24,730,871
                                                                                           =============
Net assets:
        Class A ................................................................           $     99,828
                                                                                           =============
        Class L ................................................................           $     99,866
                                                                                           =============
        Class Y ................................................................           $     99,888
                                                                                           =============
        Class S ................................................................           $ 24,431,289
                                                                                           =============

Shares outstanding:
        Class A ................................................................                 10,100
                                                                                           =============
        Class L ................................................................                 10,100
                                                                                           =============
        Class Y ................................................................                 10,100
                                                                                           =============
        Class S ................................................................              2,470,100
                                                                                           =============

Net asset value, offering price and redemption price per share:
        Class A ................................................................           $       9.88
                                                                                           =============
        Class L ................................................................           $       9.89
                                                                                           =============
        Class Y ................................................................           $       9.89
                                                                                           =============
        Class S ................................................................           $       9.89
                                                                                           =============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Diversified Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                  Period Ended
                                                                  June 30, 1999
                                                                   (Unaudited)*
                                                                  -------------
Investment income:   (Note 2)
       Interest ................................................    $ 265,523
                                                                  -------------
Expenses:  (Note 2)
       Investment management fees (Note 3) .....................       20,011
       Custody fees ............................................          388
       Audit and legal fees ....................................          891
       Directors' fees (Note 3) ................................        2,994
                                                                  -------------
                                                                       24,284
       Administration fees (Note 3):
           Class A .............................................           49
           Class L .............................................           49
           Class Y .............................................           26
           Class S .............................................        4,875
       Service fees (Note 3):
           Class A .............................................           38
                                                                  -------------
               Total expenses ..................................       29,321
                                                                  -------------
               Net investment income ...........................      236,202
                                                                  -------------
Realized and unrealized gain (loss):
       Net realized loss on investment transactions ............      (89,443)
       Net change in unrealized appreciation (depreciation)
           on investments ......................................     (419,888)
                                                                  -------------
               Net realized and unrealized loss ................     (509,331)
                                                                  -------------
       Net decrease in net assets resulting from operations ....    $(273,129)
                                                                  =============

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Bond Fund Financial (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                               Period Ended
                                                                              June 30, 1999
                                                                               (Unaudited)*
                                                                              -------------
Increase (Decrease) in Net Assets:

Operations:
       Net investment income ...........................................      $    236,202
       Net realized loss on investment transactions ....................           (89,443)
       Net change in unrealized appreciation (depreciation)
           on investments ..............................................          (419,888)
                                                                              -------------
           Net decrease in net assets resulting from operations ........          (273,129)
                                                                              -------------
Net fund share transactions (Note 5):
       Class A .........................................................           101,000
       Class L .........................................................           101,000
       Class Y .........................................................           101,000
       Class S .........................................................        24,701,000
                                                                              -------------
           Increase in net assets from net fund share transactions .....        25,004,000
                                                                              -------------
       Total increase in net assets ....................................        24,730,871

Net assets:
       Beginning of period .............................................                 -
                                                                              -------------
       End of period (including undistributed net investment income
           of $236,202) ................................................      $ 24,730,871
                                                                              =============

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Diversified Bond Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout the period)

                                                                   Class A          Class L           Class Y          Class S
                                                                   -------          -------           -------          -------
                                                                   Period           Period            Period           Period
                                                                ended 6/30/99    ended 6/30/99     ended 6/30/99    ended 6/30/99
                                                               (Unaudited) **   (Unaudited) **    (Unaudited) **   (Unaudited) **
                                                               --------------   --------------    --------------   --------------
Net asset value, beginning of period                              $    10.00       $    10.00       $    10.00       $    10.00
                                                               --------------   --------------    --------------   --------------
Income (loss) from investment operations:
   Net investment income                                                0.08             0.09             0.09             0.09
   Net realized and unrealized gain (loss) on investments              (0.20)           (0.20)           (0.20)           (0.20)
                                                               --------------   --------------    --------------   --------------

      Total income (loss) from investment operations                   (0.12)           (0.11)           (0.11)           (0.11)
                                                               --------------   --------------    --------------   --------------

Net asset value, end of period                                    $     9.88       $     9.89       $     9.89       $     9.89
                                                               ==============   ==============    ==============   ==============

Total Return                                                           (1.20)%          (1.10)%          (1.10)%          (1.10)%@

Ratios / Supplemental Data:

   Net assets, end of period (000's)                              $      100       $      100       $      100       $     24,431
   Net expenses to average daily net assets                             1.19%*           0.94%*           0.79%*           0.7299%*
   Net investment income to average daily net assets                    5.62%*           5.87%*           6.02%*           5.90%*
   Portfolio turnover rate                                                25%              25%              25%              25%

   *  Annualized
   ** For the period from May 3, 1999 (commencement of operations) through
      June 30, 1999.
   @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Balanced Fund?

The objective and policies of the Fund are to:
 .    achieve a high total rate of return over an extended period of time consistent with the preservation of capital values
 .    invest in a diversified portfolio of equity securities, fixed-income securities and money market instruments
 .    manage the allocation of investments, under normal circumstances, in three segments within the following ranges:

     Prime Segment no more than 35% of net assets
     Core Bond Segment no more than 35% of net assets
     Core Equity Segment no more than 65% of net assets

How did the Fund perform during the first half of 1999?

For the six months ended June 30, 1999, the Fund's Class S shares returned 3.94%, trailing the 6.16% gain recorded by the Lipper Balanced Fund Index, an unmanaged index of portfolios managed in a blend or balanced style.

What were the Fund's allocations among the three asset classes during the period?

The Fund began the period with targets of 53% stocks, 21% bonds, and 26% money market securities. In April, when cyclical stocks began their rally, we marginally increased the stock target allocation to 54%. However, the Fund was still slightly below the midpoint of our target range for equities of 45% to 65%. Our cautious weighting of equities was a result of our belief that the stock market was overvalued and might be vulnerable to a correction. We also slightly increased the Fund's bond target allocation to 22%. This reflected our judgment that bonds were a good value.

What factors affected the Fund's performance?

With respect to the Fund's equity holdings, it's useful to divide the period into two roughly equal parts. During the first quarter, our value-oriented management style met with considerable difficulty, as investor interest was largely confined to a select group of large-capitalization growth stocks whose underlying companies were perceived as being capable of delivering consistent earnings growth.

In the second quarter, things changed dramatically for the better. Surprising strength in the U.S. economy and signs of a possible turnaround in Asia, together with rising oil prices, led to a strong rally in value stocks of all kinds. During this period, the Fund's investments in technology, telecommunications, basic materials and energy were especially beneficial.

Rising interest rates made it difficult for the Fund's bond holdings to make much headway during the first half of 1999. Several economic reports added to investors' worries about inflation, particularly a much higher than expected Consumer Price Index for the month of April. As expected, the Federal Reserve Board (Fed) announced a .25% hike in the federal funds rate on June 30. However, investors were cheered by the news that the Fed retreated to a neutral bias regarding future changes in rates.

Returns for the Fund's bond portfolio were helped by its holdings of corporate securities, which typically offer higher yields than Treasury securities. On the negative side, the Fund's longer-duration Treasury holdings detracted from performance, since issues with longer maturities generally suffer more than those with shorter maturities in a period of rising rates.

What stock holdings had the biggest impact on the Fund's performance?

One of our best contributors was IBM, one of the Fund's largest holdings; "Big Blue" rose a little over 40% during the period on the strength of solid first quarter earnings. Marsh & McLennan rose partly on the continued rapid asset growth of Putnam Investments, its mutual fund subsidiary. BP Amoco was one beneficiary of the surge in crude oil prices. On the downside, Schering Plough struggled in the first half of 1999, as investors shifted their interest away from pharmaceutical stocks.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

How was the bond segment positioned?

Once again, corporate securities were the largest segment allocation for the Fund, representing approximately 40% of its bond assets for most of the period. Treasury securities were the second-largest category at 29.2% on June 30.

The Fund's overall credit quality remained AA, with new corporate purchases focused on issues with a BBB rating. Attractive additions to the portfolio included securities from Kroger (a grocery chain), Marsh & McLennan (insurance), Sealed Air Corp. (packaging), Republic Services (waste disposal), and Union Tank Car (transportation).

Mortgage-backed securities were the third largest sector for the Fund at around 18% of assets. The biggest component in that sector was current coupon pass-throughs backed by government agencies Fannie Mae, Ginnie Mae and Freddie Mac.

What is your outlook?

The big surprise so far this year has been the strong economy and the higher earnings estimates that resulted from it. The Fund's relatively heavy weighting in bonds reflects our belief that growth for the remainder of 1999 will be modest compared to the first half of the year, with inflation remaining well under control. In an environment of slower growth bonds should do well, while stocks, which are already overvalued by many measures, may languish. In the event of a pullback in stocks, however, the Fund's emphasis on the value side of the market should help to cushion any losses.

Now that the Fed has played its hand, we expect a resurgence of corporate bond issuance, and we will be surveying the upcoming opportunities carefully. We will also continue to look for opportunities in asset-backed securities, which tend to have attractive yields relative to their shorter maturities.

As the second half of the year progresses, we will monitor the economic data and make adjustments as necessary in the allocation of the Fund's assets. On the level of individual securities, the Fund should continue to benefit from the meticulous research that goes into each purchase, as well as a strong emphasis on value and investing for the long term.

[PIE CHART APPEARS HERE]

MassMutual Balanced Fund Asset Allocation on 6/30/99


Common Stocks        53%
Short-term Issues    25%
Bonds                22%

MassMutual Balanced Fund Largest Stock Holdings (6/30/99)

Bristol-Myers Squibb Company
International Business Machines Corporation
Hewlett-Packard Company
Albertson's Inc.
General Electric Company
The McGraw-Hill Companies, Inc.
Pitney Bowes, Inc.
Xerox Corporation
Kimberly-Clark Corporation
Frontier Corporation

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MassMutual Balanced Fund Class S and the Lipper Balanced Fund Index

--------------------------------------------------------------------------------
 MassMutual Balanced Fund
 Total Return   Year-to-Date      One Year      Average Annual
               1/1/99-6/30/99  7/1/98-6/30/99   1/1/98-6/30/99
 Class S           3.94%          10.73%           14.77%
--------------------------------------------------------------------------------
 Lipper Balanced
 Fund Index        6.16%          11.56%           16.25%

 Standard &
 Poor's 500       12.38%          22.76%           28.24%
 Composite Index

 Lehman Brothers
 Government/      -2.27%           2.70%            8.07%
 Corporate
 Bond Index
--------------------------------------------------------------------------------


Hypothetical Investments in MassMutual Balanced Fund Class A, Class Y the
Lipper Balanced Fund Index
--------------------------------------------------------------------------------
 MassMutual Balanced Fund
 Total Return   Year-to-Date      One Year      Average Annual
               1/1/99-6/30/99  7/1/98-6/30/99   1/1/98-6/30/99
 Class A           3.57%           9.99%           10.94%
 Class Y           3.82%          10.49%           11.42%
--------------------------------------------------------------------------------
 Lipper Balanced
 Fund Index        6.16%          11.56%           14.47%

 Standard &
 Poor's 500       12.38%          22.76%           27.81%
 Composite Index

 Lehman Brothers
 Government/      -2.27%           2.70%            4.60%
 Corporate
 Bond Index
--------------------------------------------------------------------------------

Hypothetical Investments in MassMutual Balanced Fund Class L and the Lipper Balanced Fund Index
--------------------------------------------------------------------------------
 MassMutual Balanced Fund
 Total Return   Since Inception
                5/3/99-6/30/99
 Class L           0.82%
--------------------------------------------------------------------------------
 Lipper Balanced
 Fund Index        1.17%

 Standard &
 Poor's 500        3.06%
 Composite Index

 Lehman Brothers
 Government/      -1.34%
 Corporate
 Bond Index
--------------------------------------------------------------------------------

[LINE GRAPHS APPEAR HERE]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                   Lipper     Lehman Bros.  S&P 500
          Class S  Balanced   Gov't/Corp    Index
          -------  --------   -----------   -------
10/3/94   10000     10000        10000       10000
12/94     10029     9880         10037       9999
6/95      11179     11206        11220       12019
12/95     12164     12309        11968       13756
6/96      12788     12860        11743       15144
12/96     13725     13960        12316       16914
6/97      15126     15522        12653       20400
12/97     16294     16612        13517       22558
6/98      17361     18328        14081       26553
12/98     18494     19165        14797       29006
6/99      19223     20446        14461       32596

                              Lipper    Lehman Bros.  S&P 500
          Class A   Class Y   Balanced  Gov't/Corp    Index
          -------   -------   --------  -----------   -------
12/97     10000      10000     10000       10000       10000
3/98      10730      10740     10790       10152       11395
6/98      10620      10640     10979       10417       11771
9/98      10333      10363     10346       10933       10600
12/98     11278      11323     11537       10947       12858
3/99      11101      11149     11722       10816       13498
6/99      11681      11756     12248       10698       14450

                    Lipper      Lehman Bros.  S&P 500
          Class L   Balanced    Gov't/Corp    Index
          -------   --------    ----------   -------
5/3/99    10000      10000        10000       10000
5/31/99   9925       9846         9897        9764
6/30/99   10082      10117        9866        10306

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brothers Government/Corporate Bond Index, and the Standard & Poor's 500 Composite Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                    Number of
                                                      Shares      Market Value
                                                    ---------     ------------
EQUITIES -- 53.3%
Aerospace & Defense -- 1.9%
Raytheon Company
  Cl. A                                               32,600       $ 2,245,325
Raytheon Company
  Cl. B                                               99,600         7,009,350
TRW Inc.                                             121,000         6,639,875
                                                                   -----------
                                                                    15,894,550
                                                                   -----------

Agribusiness -- 0.4%
Archer-Daniels-
  Midland Company                                    193,130         2,981,444
                                                                   -----------

Apparel, Textiles & Shoes -- 0.5%
VF Corporation                                        95,000         4,061,250
                                                                   -----------

Automotive & Parts -- 1.9%
Delphi Automotive
  Systems Corporation                                224,100         4,159,856
Ford Motor Company                                    85,700         4,836,694
Goodyear Tire &
  Rubber Company                                     125,000         7,351,563
                                                                   -----------
                                                                    16,348,113
                                                                   -----------

Banking, Savings & Loans -- 3.4%
The Bank of New York
  Company,
  Incorporated                                       213,100         7,818,106
Comerica,
  Incorporated                                        87,800         5,218,613
Pacific Century
  Financial
  Corporation                                        216,300         4,663,969
Wachovia Corp.                                        66,300         5,672,794
Wells Fargo &
  Company                                            121,000         5,172,750
                                                                   -----------
                                                                    28,546,232
                                                                   -----------

Beverages -- 0.7%
Brown-Forman
  Corporation Cl. B                                   93,700         6,108,069
                                                                   -----------

Chemicals -- 2.1%
Air Products and
  Chemicals, Inc.                                    114,200         4,596,550
Engelhard Corporation                                235,400         5,325,925
Rohm & Haas
  Company                                            189,600         8,129,100
                                                                   -----------
                                                                    18,051,575
                                                                   -----------

Communications -- 1.0%
GTE Corporation                                      111,400         8,438,550
                                                                   -----------

Computers & Office Equipment -- 6.1%
Electronic Data
 Systems Corporation                                  76,300         4,315,719
Hewlett-Packard
 Company                                             125,300        12,592,650
International Business
 Machines
 Corporation                                         124,800        16,130,400
Pitney Bowes, Inc.                                   147,800         9,496,150
Xerox Corporation                                    154,600         9,131,063
                                                                   -----------
                                                                    51,665,982
                                                                   -----------

Containers -- 1.3%
Bemis Company, Inc.                                   98,900         3,931,275
Crown Cork & Seal
 Company, Inc.                                       108,500         3,092,250
Temple-Inland, Inc.                                   60,500         4,129,125
                                                                   -----------
                                                                    11,152,650
                                                                   -----------

Cosmetics & Personal Care -- 1.1%
Kimberly-Clark
 Corporation                                         159,200         9,074,400
                                                                   -----------

Electric Utilities -- 1.2%
Dominion Resources,
 Inc.                                                 86,400         3,742,200
Pinnacle West Capital
 Corporation                                          86,700         3,489,675
Teco Energy, Inc.                                    136,300         3,100,825
                                                                   -----------
                                                                    10,332,700
                                                                   -----------

Electrical Equipment & Electronics -- 2.8%
General Electric
 Company                                              98,900        11,175,700
Honeywell Inc.                                        58,000         6,720,750
Hubbell, Incorporated
 Cl. B                                               118,122         5,359,786
                                                                   -----------
                                                                    23,256,236
                                                                   -----------

Energy -- 5.1%
Apache Corporation                                    48,600         1,895,400
BP Amoco plc
 Sponsored ++                                         81,318         8,823,003
Burlington Resources
 Inc.                                                105,400         4,558,550
Conoco Inc. Cl. A                                     90,500         2,522,688
ENI SPA Sponsored
 ++                                                   70,000         4,200,000
Mobil Corporation                                     88,300         8,741,700
Unocal Corporation                                   146,900         5,820,913
USEC Inc.                                            228,200         3,394,475
USX-Marathon Group                                    92,400         3,008,775
                                                                   -----------
                                                                    42,965,504
                                                                   -----------
Financial Services -- 0.7%
American Express
 Company                                              45,000         5,855,625
The Goldman Sachs
 Group, L.P.                                           6,000           433,500
                                                                   -----------
                                                                     6,289,125
                                                                   -----------

Foods -- 1.7%
Bestfoods                                             72,000         3,564,000
ConAgra, Inc.                                        222,200         5,916,075
General Mills, Inc.                                   55,700         4,476,888
                                                                   -----------
                                                                    13,956,963
                                                                   -----------

Forest Products & Paper -- 0.8%
Weyerhaeuser
 Company                                              95,600         6,572,500
                                                                   -----------

Healthcare -- 4.5%
Becton, Dickinson and
 Company                                             195,800         5,874,000
Bristol-Myers Squibb
 Company                                             236,200        16,637,338
Pharmacia & Upjohn,
 Inc.                                                120,500         6,845,906
Schering-Plough Corp.                                152,800         8,098,400
                                                                   -----------
                                                                    37,455,644
                                                                   -----------

Industrial -- Diversified -- 0.5%
Tyco International Ltd.                               40,826         3,868,264
                                                                   -----------

Industrial Distribution -- 0.7%
W.W. Grainger, Inc.                                  109,000         5,865,563
                                                                   -----------

Industrial Transportation -- 1.1%
Burlington Northern
 Santa Fe Corp.                                      149,500         4,634,500
Norfolk Southern
 Corporation                                         166,900         5,027,863
                                                                   -----------
                                                                     9,662,363
                                                                   -----------

Insurance -- 3.6%
American General
 Corporation                                          87,100         6,565,163
CIGNA Corporation                                     28,800         2,563,200
The Hartford Financial
 Services Group, Inc.                                 78,800         4,595,025
Jefferson-Pilot
 Corporation                                          63,675         4,214,489
Marsh & McLennan
 Companies, Inc.                                     110,900         8,372,950
MBIA, Inc.                                            80,300         5,199,425
                                                                   -----------
                                                                    31,510,252
                                                                   -----------

                                                                   (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                       Number of
                                        Shares       Market Value
                                      ----------     ------------
Machinery & Components -- 0.6%
Dover Corporation                       137,300       $ 4,805,500
                                                     ------------

Miscellaneous -- 0.7%
Armstrong World
 Industries, Inc.                        23,600         1,364,375
Minnesota Mining &
 Manufacturing
 Company                                 54,000         4,694,625
                                                     ------------
                                                        6,059,000
                                                     ------------

Pharmaceuticals -- 1.0%
American Home
 Products Corporation                   141,400         8,130,500
                                                     ------------

Publishing & Printing -- 1.2%
The McGraw-Hill
 Companies, Inc.                        187,200        10,097,100
                                                     ------------

Retail -- 1.6%
The May Department
 Stores Company                         105,900         4,328,663
Newell Rubbermaid
 Inc.                                   100,600         4,677,900
Sears Roebuck and Co.                    94,100         4,193,331
                                                     ------------
                                                       13,199,894
                                                     ------------

Retail--Grocery -- 1.4%
Albertson's, Inc.                       223,250        11,511,328
                                                     ------------

Telephone Utilities -- 2.1%
Ameritech Corporation                   117,100         8,606,850
Frontier Corporation                    153,100         9,032,900
                                                     ------------
                                                       17,639,750
                                                     ------------

Tobacco -- 1.1%
Fortune Brands, Inc.                    131,900         5,457,363
UST Inc.                                131,300         3,840,525
                                                     ------------
                                                        9,297,888
                                                     ------------

Transportation -- 0.5%
Galileo International
 Inc.                                    72,100         3,852,844
                                                     ------------

TOTAL EQUITIES                                        448,651,733
                                                     ------------
(Cost $263,030,386)

                                      Principal
                                        Amount       Market Value
                                    ------------     ------------
BONDS & NOTES -- 21.9%
ASSET BACKED SECURITIES -- 1.5%
California
 Infrastructure PG&
 E-1, 1997-1, Class A6
 6.320% 09/25/2005                  $   150,000           149,910
California
 Infrastructure SCE-1,
 1997-1, Class A5
 6.280% 09/25/2005                      150,000           149,574
California
 Infrastructure
 SDG&E-1,1997-1,
 Class A5
 6.190% 09/25/2005                      100,000            99,397
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 06/15/2000                      685,242           686,099
Case Equipment Loan
 Trust 1998-A,
 Class A4
 5.830% 02/15/2005                      750,000           745,328
Caterpillar Financial
 Asset Trust, 1997-B,
 Class A3
 6.160% 09/25/2003                    1,000,000         1,002,200
Chase Manhattan Auto
 Owner Trust 1998-A,
 Class A4
 5.800% 12/16/2002                    1,000,000           994,550
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006                    1,000,000         1,000,540
Ford Credit Auto
 Owner Trust, 1996-B,
 Class A-4
 6.300% 01/15/2001                      870,367           872,264
Metlife Capital
 Equipment Loan
 Trust Series 1997-A,
 Class A
 6.850% 05/20/2008                      750,000           764,108
Peco Energy
 Transition Trust
 Series 1999-A,
 Class A6
 6.050% 03/01/2009                      650,000           622,577
Peco Energy
 Transition Trust
 Series 1999-A,
 Class A7
 6.130% 03/01/2009                      350,000           332,609
Premier Auto Trust
 Series 1998-4,
 Class A3
 5.690% 06/08/2002                    1,000,000           997,440
Premier Auto Trust
 Series 1998-5,
 Class A3
 5.070% 07/08/2002                      500,000           493,945
Railcar Trust No
 1992-1
 7.750% 06/01/2004                      297,705           306,871
Rental Car Finance
 Corp. Series 1999-1A,
 Class A +
 5.900% 02/25/2007                      600,000           590,682
Textron Financial
 Corporation
 5.890% 01/15/2005                    1,000,000           994,280
Toyota Auto Lease
 Trust Series 1998-B,
 Class A1
 5.350% 07/25/2002                    1,000,000           989,800
Travelers Funding Ltd.
 Class A-1
 6.300% 02/15/2014                      700,000           649,250
                                                     ------------

TOTAL ASSET BACKED
SECURITIES                                             12,441,424
(Cost $12,558,408)                                   ------------

CORPORATE DEBT -- 8.3%
AirTouch
 Communications,
 Inc
 7.500% 07/15/2006                    1,000,000         1,038,710
Alcan Aluminum
 Limited
 6.250% 11/01/2008                      500,000           468,110
America West Airlines
 1996-1, Class A
 6.850% 07/02/2009                      964,958           934,841
American Airlines
 1994-A Pass Through
 Trusts, Class A4 *
 9.780% 11/26/2011                      866,293           988,995
American General
 Finance Corporation
 5.750% 11/01/2003                      500,000           484,500
AMR Corporation *
 9.000% 08/01/2012                      500,000           547,310
Analog Devices, Inc.
 6.625% 03/01/2000                      500,000           502,220
Anheuser-Busch
 Companies, Inc.
 5.375% 09/15/2008                    1,000,000           901,480
Archer-Daniels-
 Midland Company
 6.750% 12/15/2027                      350,000           326,606
Associates Corporation
 of North America *
 6.500% 08/15/2002                      500,000           502,235
Associates Corporation
 of North America
 6.750% 08/01/2001                    1,000,000         1,010,840
AT&T Corp.
 5.625% 03/15/2004                    1,000,000           967,630
Barrick Gold
 Corporation
 7.500% 05/01/2007                    1,000,000           993,440
Bell Atlantic Financial
 Services, Inc. *
 6.610% 02/04/2000                    1,000,000         1,004,190

                                                                     (Continued)

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                              Principal
                               Amount       Market Value
                             ----------     ------------
BHP Finance (USA)
 Limited
 6.420% 03/01/2026           $1,000,000     $    990,230
Bombardier Capital
 Inc. +
 6.000% 01/15/2002            1,000,000          983,438
Boston Scientific
 Corporation
 6.625% 03/15/2005            2,000,000        1,862,920
Cable & Wireless
 Communications plc
 6.750% 12/01/2008            1,300,000        1,243,290
Carlisle Companies
 Incorporated
 7.250% 01/15/2007              750,000          737,955
Celulosa Arauco
 Constitucion
 6.950% 09/15/2005              500,000          442,185
Champion International
 Corporation
 6.400% 02/15/2026            1,000,000          964,690
The Charles Schwab
 Corporation
 6.250% 01/23/2003            1,000,000          984,370
The CIT Group, Inc.
 5.625% 10/15/2003              500,000          481,590
The CIT Group, Inc.
 6.375% 10/01/2002            1,000,000          997,620
Comcast Cable
 Communications, Inc.
 8.375% 05/01/2007              750,000          803,235
ConAgra, Inc.
 7.000% 10/01/2028              750,000          702,038
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 07/02/2014              464,975          495,896
Continental Airlines,
 Inc., Series 1996-B
 7.820% 04/15/2015              465,264          475,909
Crown Cork & Seal
 Company, Inc.
 6.750% 12/15/2003            1,000,000          987,060
CSX Corporation
 7.050% 05/01/2002              500,000          505,705
CSX Corporation
 7.250% 05/01/2027            1,200,000        1,178,196
Dana Corporation
 6.500% 03/15/2008              500,000          477,070
Dana Corporation
 7.000% 03/01/2029              300,000          275,697
Delta Air Lines, Inc.,
 1992, Series C
 8.540% 01/02/2007              378,297          401,956
Dover Corporation
 6.250% 06/01/2008              500,000          472,415
Dover Corporation
 6.650% 06/01/2028              500,000          446,595
Emerald Investment
 Grade CBO +
 5.644% 05/24/2011            1,000,000          996,250
ERAC USA Finance
 Company+
 6.750% 05/15/2007            1,250,000        1,191,263
FBG Finance Limited+
 7.875% 06/01/2016            1,000,000        1,048,500
Fletcher Challenge
 Capital Canada Inc.
 6.750% 03/24/2005              500,000          479,230
Fletcher Challenge
 Capital Canada Inc.
 7.750% 06/20/2006              500,000          501,365
General American
 Transportation
 Corporation
 6.750% 03/01/2006            1,000,000          956,090
General Electric
 Capital Corporation
 6.500% 11/01/2006              250,000          249,508
General Mills, Inc.
 8.900% 06/15/2006              500,000          553,115
The Goldman Sachs
 Group, L.P.+
 6.200% 02/15/2001            1,000,000          997,580
GTE Corporation
 9.100% 06/01/2003              275,000          297,094
Halliburton Company
 5.625% 12/01/2008              750,000          682,734
Heller Financial, Inc.
 6.250% 03/01/2001              500,000          500,230
Hershey Foods
 Corporation
 7.200% 08/15/2027            1,250,000        1,239,746
Household Finance
 Corporation
 6.500% 11/15/2008              500,000          476,755
ICI Wilmington, Inc.
 7.050% 09/15/2007              500,000          493,990
IMC Global Inc.
 6.625% 10/15/2001              500,000          499,335
Interpool, Inc.
 7.350% 08/01/2007              500,000          470,937
The Kroger Co. +
 7.700% 06/01/2029              700,000          696,955
LASMO (USA) Inc.
 6.750% 12/15/2007            1,250,000        1,140,729
Leucadia National
 Corporation
 7.750% 08/15/2013            1,000,000          896,990
MAPCO Inc.
 7.250% 03/01/2009            1,000,000          985,870
Marsh & McLennan
 Companies, Inc.
 7.125% 06/15/2009              500,000          503,955
Meritor Automotive
 Inc
 6.800% 02/15/2009            1,000,000          948,650
Midway Airlines Pass
 Through Certificates
 Class B +
 8.140% 01/02/2013              500,000          472,640
Millipore Corporation
 7.500% 04/01/2007            1,000,000          954,370
Mobil Corporation
 8.625% 08/15/2021            1,000,000        1,176,670
Morgan Stanley Dean
 Witter & Co.
 5.625% 01/20/2004            1,000,000          963,840
Newmont Mining
 Corporation *
 8.625% 04/01/2002           1,000,000       1,031,090
News America
 Holdings
 Incorporated
 9.250% 02/01/2013            1,000,000        1,124,130
Norfolk Southern
 Corporation
 7.050% 05/01/2037            1,350,000        1,371,843
North Finance
 (Bermuda) Limited +
 7.000% 09/15/2005            1,000,000          986,430
Occidental Petroleum
 Corporation
 7.375% 11/15/2008            1,500,000        1,474,950
Pepsi Bottling
 Holdings Inc. +
 5.625% 02/17/2009              500,000          454,298
Raytheon Company
 6.750% 08/15/2007              500,000          494,910
Republic Services, Inc.
 7.125% 05/15/2009            1,000,000          979,390
Rolls-Royce Capital
 Inc.
 7.125% 07/29/2003            1,000,000        1,003,500
Ryder System, Inc.
 6.600% 11/15/2005              750,000          725,948
Scholastic Corporation
 7.000% 12/15/2003              750,000          747,930
The E.W. Scripps
 Company
 6.625% 10/15/2007            1,000,000          958,760
Joseph E. Seagram &
 Sons, Inc.
 7.500% 12/15/2018            1,000,000          966,620
Sealed Air Corporation +
 6.950% 05/15/2009              750,000          726,473
Sprint Capital
 Corporation
 6.125% 11/15/2008              500,000          461,445
Sprint Capital
 Corporation
 6.875% 11/15/2028              500,000          453,310

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                   Principal
                                                     Amount        Market Value
                                                  -----------      ------------
Texaco Inc.
 5.500% 01/15/2009                                $ 1,000,000       $   917,046
Thomas & Betts
 Corporation
 8.250% 01/15/2004                                    500,000           515,740
Time Warner Inc. Pass
 Through Asset Trust
 1997-1 +
 6.100% 12/30/2001                                    750,000           746,843
Time Warner, Inc.
 7.750% 06/15/2005                                  1,000,000         1,029,250
Union Oil Company of
 California
 7.500% 02/15/2029                                    750,000           728,867
Union Tank Car
 6.790% 05/01/2010                                  1,000,000           978,100
US Air, Inc., Class B
 7.500% 10/15/2009                                    459,605           441,344
Valero Energy
 Corporation
 7.375% 03/15/2006                                    500,000           485,383
Vulcan Materials
 Company
 6.000% 04/01/2009                                  1,000,000           943,450
WorldCom, Inc.
 7.750% 04/01/2007                                    500,000           523,625
WPP Finance (USA)
 Corporation
 6.625% 07/15/2005                                    375,000           358,521
                                                                   ------------
TOTAL CORPORATE DEBT                                                 69,584,754
                                                                   ------------

(Cost $70,393,270)

NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 0.6%
Collateralized Mortgage Obligations
Asset Securitization
 Corporation Series
 1995-MD4, Class A1
 7.100% 08/13/2029                                  1,412,468         1,425,703
Chase Commercial
 Mortgage Securities
 Corp. Series 1998-2,
 Class A1
 6.025% 08/18/2007                                    721,789           701,709
CS First Boston
 Mortgage Securities
 Corp. Series
 1998-C2, Class A1
 5.960% 12/15/2007                                    725,000           704,069
Merrill Lynch
 Mortgage Investors,
 Inc., Series 1997-
 Cl-CTL, A-1
 6.310% 11/15/2026                                    909,845           901,475
Salomon Brothers
 Mortgage Securities
 1997-TZH, Class B +
 7.491% 03/25/2022                                    750,000           765,480
Starwood Commercial
 Mortgage Trust
 Series 1999-C1A,
 Class B +
 6.920% 02/05/2009                                  1,000,000           965,000
                                                                   ------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                    5,463,436
                                                                   ------------

(Cost $5,640,531)

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 2.6%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 0.6%
Collateralized Mortgage Obligations -- 0.4%
FHLMC Series 1322
 Class G
 7.500% 02/15/2007                                    639,652           649,042
FHLMC Series 1607
 Class G
 6.000% 08/15/2013                                  3,000,000         2,946,540
                                                                   ------------
                                                                      3,595,582
                                                                   ------------

Pass-Through Securities -- 0.2%
FHLMC
 6.420% 12/01/2005                                  1,248,996         1,238,848
FHLMC
 9.000% 03/01/2017                                     89,386            94,673
                                                                   ------------
                                                                      1,333,521
                                                                   ------------
                                                                      4,929,103
                                                                   ------------

Federal National Mortgage Association
(FNMA) -- 0.9%
Collateralized Mortgage Obligations -- 0.7%
FNMA Series 1993-134
 Class GA
 6.500% 02/25/2007                                  1,000,000         1,004,370
FNMA Series 1993-221
 Class D
 6.000% 12/25/2008                                  1,000,000           985,620
FNMA Series 1993-231
 Class M
 6.000% 12/25/2008                                  2,500,000         2,447,650
FNMA Series 1996-54
 Class C
 6.000% 09/25/2008                                  2,000,000         1,951,860
                                                                   ------------
                                                                      6,389,500
                                                                   ------------

Pass-Through Securities -- 0.2%
FNMA
 6.000% 11/01/2028                                  1,017,086           955,694
FNMA
 6.000% 11/01/2028                                    478,350           449,477
FNMA
 8.000% 05/01/2013                                    195,535           197,273
                                                                   ------------
                                                                      1,602,444
                                                                   ------------
                                                                      7,991,944
                                                                   ------------

Government National Mortgage Association
(GNMA) -- 0.8%
Pass-Through Securities
GNMA
 6.500% 10/15/28                                    1,756,596         1,690,583
GNMA
 7.000% 08/15/2023-
         10/15/2023                                   793,481           785,792
GNMA
 7.500% 10/15/2006-
         06/15/2017                                 1,679,360         1,704,983
GNMA
 8.000% 11/15/2004
         01/15/2009                                 1,823,087         1,874,682
GNMA
 9.000% 12/15/2008-
         05/15/2009                                   317,801           335,216
                                                                   ------------
                                                                      6,391,256
                                                                   ------------

U.S. Government Guaranteed Notes -- 0.3%
1991-A Fairfax County,
 VA
 8.740% 08/01/2001                                    200,000           211,250
1991-A Jefferson Park,
 CA
 8.740% 08/01/2001                                  1,740,000         1,837,875
1991-A Monroe
 County, NY
 8.740% 08/01/2001                                    500,000           528,125
1991-A Rochester, NY
 8.740% 08/01/2001                                     60,000            63,375
                                                                   ------------
                                                                      2,640,625
                                                                   ------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                                   21,952,928
                                                                   ------------

(Cost $21,862,158)

U.S. TREASURY OBLIGATIONS -- 8.9%
U.S. Treasury Bonds -- 1.9%
U.S. Treasury Bond
 7.500% 11/15/2016                                  8,075,000         9,100,767
U.S. Treasury Bond
 8.750% 05/15/2017                                  5,750,000         7,258,455
                                                                   ------------
                                                                     16,359,222
                                                                   ------------

U.S. Treasury Notes -- 7.0%
U.S. Treasury Note
 5.250% 08/15/2003                                    500,000           491,485
U.S. Treasury Note
 5.875% 02/15/2004                                  1,250,000         1,258,013
U.S. Treasury Note
 6.500% 08/15/2005                                 14,315,000        14,755,616
U.S. Treasury Note
 6.500% 10/15/2006                                  5,000,000         5,162,500
U.S. Treasury Note
 6.875% 05/15/2006                                 32,650,000        34,374,247
U.S. Treasury Note
 7.500% 02/15/2005                                  1,700,000         1,830,152
                                                                   ------------
                                                                     57,872,013
                                                                   ------------

                                                                   (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                        Principal
                                         Amount          Market Value
                                        ---------        ------------
U.S. Treasury Strip -- 0.0%
U.S. Treasury Strip -- Principal Only
 0.000% 08/15/2015                    $    700,000       $    253,085
                                                         ------------
TOTAL U.S. TREASURY
OBLIGATIONS                                                74,484,320
(Cost $77,179,715)                                       ------------

TOTAL BONDS & NOTES                                       183,926,862
(Cost $187,634,082)                                      ------------

SHORT-TERM INVESTMENTS -- 31.0%
Cash Equivalents -- 6.4%
Bank of Nova Scotia
 Eurodollar Time
 Deposit **
 5.500% 07/01/1999                       4,000,000          4,000,000
BankBoston
 Eurodollar Time
 Deposit **
 5.995% 10/29/1999                         647,241            647,241
General America Life
 Insurance Company
 Funding
 Agreement**
 5.120% 01/22/2000                      10,000,000         10,000,000
The Goldman Sachs
 Group, L.P. Master
 Note **
 4.900% 02/04/2000                      25,000,000         25,000,000
Harris Trust & Savings
 Bank Eurodollar
 Time Deposit **
 5.875% 07/01/1999                       1,000,000          1,000,000
Janus Money Market
 Fund **                                11,000,000         11,000,000
Frank Russell Money
 Market Fund **                          2,500,000          2,500,000
                                                         ------------
                                                           54,147,241
                                                         ------------
Commercial Paper -- 24.6%
Burlington Northern
 Santa Fe Corp.
 5.000% 07/09/1999                       3,030,000          3,026,635
Case Credit
 Corporation
 4.980% 07/28/1999                       3,700,000          3,686,180
Case Credit
 Corporation
 5.000% 07/20/1999                       3,260,000          3,251,397
Central and South
 West Corporation
 4.980% 07/23/1999                       4,270,000          4,257,005
Central and South
 West Corporation
 5.000% 07/16/1999                       4,800,000          4,790,000
Comdisco, Inc.
 5.120% 08/12/1999                       6,090,000          6,053,622
Comdisco, Inc.
 5.130% 08/26/1999                       4,245,000          4,211,125
Cox Enterprises, Inc.
 5.000% 07/07/1999                       2,975,000          2,972,521
Cox Enterprises, Inc.
 5.000% 07/13/1999                       5,345,000          5,336,092
Cox Enterprises, Inc.
 5.280% 08/16/1999                       3,055,000          3,034,389
Cox Enterprises, Inc.
 5.320% 08/10/1999                       1,330,000          1,322,138
Crown Cork & Seal
 Company, Inc.
 5.030% 07/14/1999                       3,815,000          3,808,070
Crown Cork & Seal
 Company, Inc.
 5.120% 08/18/1999                       5,515,000          5,477,351
Crown Cork & Seal
 Company, Inc.
 5.400% 08/23/1999                       5,400,000          5,357,070
CSX Corporation
 5.290% 08/25/1999                       4,550,000          4,513,227
Dana Credit
 Corporation
 5.170% 08/09/1999                       3,420,000          3,400,845
Dana Credit
 Corporation
 5.230% 08/06/1999                       3,415,000          3,397,139
Dana Credit
 Corporation
 5.650% 09/08/1999                       5,720,000          5,660,250
Eastman Chemical
 Company
 5.140% 08/02/1999                       4,935,000          4,912,453
Federal Signal Corp.
 5.270% 08/17/1999                       5,675,000          5,635,954
Houston Industries
 Finance Co. L.P.
 4.990% 07/29/1999                       5,725,000          5,702,781
Houston Industries
 Finance Co. L.P.
 4.990% 07/30/1999                       4,980,000          4,959,982
IMC Global Inc.
 5.050% 08/30/1999                       5,000,000          4,954,583
IMC Global Inc.
 5.070% 07/12/1999                       4,460,000          4,453,091
Kerr-McGee Credit
 Corporation
 5.500% 08/24/1999                       5,530,000          5,484,377
Praxair, Inc.
 5.000% 08/31/1999                       4,765,000          4,720,997
Public Service
 Company of Colorado
 5.130% 09/07/1999                       3,450,000          3,414,484
Public Service Electric
 and Gas Company
 5.100% 08/13/1999                         400,000            397,563
Raytheon Company
 5.020% 07/01/1999                       4,935,000          4,935,000
Ryder System, Inc.
 4.980% 08/13/1999                       3,400,000          3,379,776
Ryder System, Inc.
 5.310% 09/10/1999                       7,635,000          7,552,934
Safeway Inc.
 4.980% 07/08/1999                       5,000,000          4,995,159
Safeway Inc.
 5.000% 08/20/1999                       5,800,000          5,759,722
Service Corporation
 International
 5.000% 07/15/1999                       6,780,000          6,766,817
Sonat Inc.
 5.030% 07/19/1999                       4,425,000          4,413,871
Sonat Inc.
 5.040% 08/27/1999                       4,185,000          4,151,604
Sonat Inc.
 5.270% 08/19/1999                       3,510,000          3,484,823
TRW Inc.
 5.280% 07/21/1999                       7,500,000          7,478,000
UOP
 5.400% 08/05/1999                       5,960,000          5,928,710
US West Capital
 Funding
 4.980% 07/06/1999                       2,530,000          2,528,250
US West Capital
 Funding
 5.000% 08/03/1999                       3,800,000          3,782,583
Vastar Resources, Inc.
 5.000% 07/02/1999                       4,940,000          4,939,314
Vastar Resources, Inc.
 5.310% 09/15/1999                       6,165,000          6,094,068
VF Corporation
 5.020% 07/26/1999                       7,130,000          7,105,144
VF Corporation
 5.020% 07/27/1999                       1,135,000          1,130,885
VF Corporation
 5.080% 07/22/1999                       3,715,000          3,703,991
                                                         ------------
                                                          206,321,972
                                                         ------------
TOTAL SHORT-TERM
INVESTMENTS                                               260,469,213
(Cost $260,469,213)                                      ------------

TOTAL INVESTMENTS - 106.2%                                893,047,808
(Cost $711,133,681) ***

Other Assets/(Liabilities) - (6.2%)                       (51,882,298)
                                                         ------------
Net Assets - 100.0%                                      $841,165,510
                                                         ============

Notes to Portfolio of Investments
***  Aggregate cost for Federal tax purposes (Note 7)
++   American Depository Receipt.
+ Securities exempt from registration under Rule 114A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
* All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).
**   Represents investment of security lending collateral. (Note 2).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                           June 30, 1999
                                                                                            (Unaudited)
                                                                                           -------------
Assets:
       Investments, at value (cost $450,664,468) (Note 2) ......................           $632,578,595
       Short-term investments, at value (cost $260,469,213) (Note 2) ...........            260,469,213
                                                                                           ------------
           Total Investments ...................................................            893,047,808
       Cash ....................................................................                    320
       Receivables from:
           Investments sold ....................................................                229,960
           Fund shares sold ....................................................                837,542
           Interest and dividends ..............................................              3,152,243
                                                                                           ------------
               Total assets ....................................................            897,267,873
                                                                                           ------------
Liabilities:
       Payables for:
           Investments purchased ...............................................                547,056
           Fund shares redeemed ................................................                873,636
           Securities on loan (Note 2) .........................................             54,147,241
           Settlement of investments purchased on a
               forward commitment basis (Note 2) ...............................                 73,433
           Directors' fees and expenses (Note 3) ...............................                  1,916
           Affiliates (Note 3):
               Investment management fees ......................................                358,924
               Administration fees .............................................                 72,808
               Service fees ....................................................                    113
       Accrued expenses and other liabilities ..................................                 27,236
                                                                                           ------------
               Total liabilities ...............................................             56,102,363
                                                                                           ------------
       Net assets ..............................................................           $841,165,510
                                                                                           ============
Net assets consist of:
       Paid-in capital .........................................................           $635,991,616
       Undistributed net investment income .....................................             13,136,329
       Accumulated net realized gain on investments ............................             10,207,660
       Net unrealized appreciation on investments ..............................            181,829,905
                                                                                           ------------
                                                                                           $841,165,510
                                                                                           ============
Net assets:
       Class A .................................................................           $    184,437
                                                                                           ============
       Class L .................................................................           $    101,825
                                                                                           ============
       Class Y .................................................................           $ 63,067,310
                                                                                           ============
       Class S .................................................................           $777,811,938
                                                                                           ============
Shares outstanding:
       Class A .................................................................                 12,534
                                                                                           ============
       Class L .................................................................                  6,908
                                                                                           ============
       Class Y .................................................................              4,278,711
                                                                                           ============
       Class S .................................................................             52,710,856
                                                                                           ============
Net asset value, offering price and redemption price per share:
       Class A .................................................................           $      14.71
                                                                                           ============
       Class L .................................................................           $      14.74
                                                                                           ============
       Class Y .................................................................           $      14.74
                                                                                           ============
       Class S .................................................................           $      14.76
                                                                                           ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                         Six months ended
                                                                          June 30, 1999
                                                                           (Unaudited)
                                                                         ----------------
Investment income:   (Note 2)
       Interest (including securities lending income of $38,262) ......    $11,118,034
       Dividends (net of withholding tax of $27,592) ..................      4,240,573
                                                                           -----------
           Total investment income ....................................     15,358,607
                                                                           -----------
Expenses:  (Note 2)
       Investment management fees (Note 3) ............................      1,836,957
       Custody fees ...................................................         36,339
       Audit and legal fees ...........................................          9,626
       Directors' fees (Note 3) .......................................          8,186
                                                                           -----------
                                                                             1,891,108

       Administration fees (Note 3):
           Class A ....................................................            402
           Class L* ...................................................             65
           Class Y ....................................................         61,972
           Class S ....................................................        301,502
       Service fees (Note 3):
           Class A ....................................................            221
                                                                           -----------
                Total expenses ........................................      2,255,270
                                                                           -----------
                Net investment income .................................     13,103,337
                                                                           -----------
Realized and unrealized gain (loss):
       Net realized gain on investment transactions ...................      1,823,201
       Net change in unrealized appreciation (depreciation)
           on investments .............................................     17,728,882
                                                                           -----------
               Net realized and unrealized gain .......................     19,552,083
                                                                           -----------
       Net increase in net assets resulting from operations ...........    $32,655,420
                                                                           ===========

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                     Six months ended
                                                                                       June 30, 1999            Year ended
                                                                                        (Unaudited)          December 31, 1998
                                                                                     ----------------        -----------------
Increase (Decrease) in Net Assets:
Operations:
        Net investment income ...............................................          $  13,103,337           $  24,183,950
        Net realized gain on investment transactions ........................              1,823,201              38,995,138
        Net change in unrealized appreciation (depreciation)
            on investments ..................................................             17,728,882              24,939,485
                                                                                       -------------           -------------
            Net increase in net assets resulting from operations ............             32,655,420              88,118,573
                                                                                       -------------           -------------
Distributions to shareholders (Note 2):
        From net investment income:
        Class A .............................................................                    -                    (6,590)
        Class L*.............................................................                    -                       -
        Class Y .............................................................                    -                   (45,079)
        Class S .............................................................                    -               (24,100,466)
                                                                                       -------------           -------------
            Total distributions from net investment income ..................                    -               (24,152,135)
                                                                                       -------------           -------------
        From net realized gains:
        Class A .............................................................                    -                   (11,583)
        Class L*.............................................................                    -                       -
        Class Y .............................................................                    -                   (61,093)
        Class S .............................................................                    -               (36,732,877)
                                                                                       -------------           -------------
            Total distributions from net realized gains .....................                    -               (36,805,553)
                                                                                       -------------           -------------

Net fund share transactions (Note 5):
        Class 1**............................................................                    -                  (156,975)
        Class 2**............................................................                    -                  (159,724)
        Class 3**............................................................                    -                  (161,227)
        Class A .............................................................                  1,000                 175,148
        Class L*.............................................................                101,000                     -
        Class Y .............................................................             58,798,081               1,104,224
        Class S .............................................................            (23,381,610)             89,416,157
                                                                                       -------------           -------------
            Increase in net assets from net fund share transactions .........             35,518,471              90,217,603
                                                                                       -------------           -------------
        Total increase in net assets ........................................             68,173,891             117,378,488

Net assets:
        Beginning of period .................................................            772,991,619             655,613,131
                                                                                       -------------           -------------
        End of period (including undistributed net investment income
            of $13,136,329 and $32,992, respectively) .......................          $ 841,165,510           $ 772,991,619
                                                                                       =============           =============

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout each period)

                                                       Class A              Class L                 Class Y
                                              Six months                    Period         Six months
                                             ended 6/30/99 Year ended    ended 6/30/99    ended 6/30/99   Year ended
                                              (Unaudited)  12/31/98 +    (Unaudited)**     (Unaudited)    12/31/98 +
                                              -----------  ----------    -------------    -------------   ----------
Net asset value, beginning of period          $    14.20   $   14.03     $     14.62          14.20         14.06
                                              -----------  ----------    -------------    -------------   ----------
Income (loss) from investment operations:
   Net investment income                            0.19        0.41***         0.07           0.22***       0.48***
   Net realized and unrealized gain
     (loss) on investments                          0.32        1.36            0.05           0.32          1.36
                                              -----------  ----------    -------------    -------------   ----------
       Total income (loss) from
         investment operations                      0.51        1.77            0.12           0.54          1.84
                                              -----------  ----------    -------------    -------------   ----------
Less distributions to shareholders:
   From net investment income                          -       (0.58)              -              -         (0.67)
   From net realized gains                             -       (1.02)              -              -         (1.03)
                                              -----------  ----------    -------------    -------------   ----------
       Total distributions                             -       (1.60)              -              -         (1.70)
                                              -----------  ----------    -------------    -------------   ----------
Net asset value, end of period                $    14.71   $   14.20     $     14.74          14.74         14.20
                                              ===========  ==========    =============    =============   ==========
Total Return                                        3.57%      12.78%           0.82%          3.82%        13.23%

Ratios / Supplemental Data:
   Net assets, end of period (000's)          $      184   $     177     $       102      $  63,067       $ 1,051
   Net expenses to average daily
     net assets                                     1.18%*      1.20%           0.91%*         0.75%*        0.76%
   Net investment income to average
     daily net assets                               2.67%*      2.76%           3.14%*         3.16%*        3.21%
   Portfolio turnover rate                             7%         30%              7%             7%           30%

                                                                                  Class S (1)
                                              Six months
                                             ended 6/30/99  Year ended     Year ended     Year ended    Year ended    Period ended

                                              (Unaudited)    12/31/98       12/31/97       12/31/96      12/31/95     12/31/94****
                                              -----------  ----------    -------------    -------------   ----------  ------------
Net asset value, beginning of period          $    14.20   $   13.59     $     12.34      $   11.51       $  9.92     $     10.00
                                              -----------  ----------    -------------    -------------   ----------  ------------
Income (loss) from investment operations:
   Net investment income                            0.23         0.49***        0.48           0.46          0.44            0.11
   Net realized and unrealized gain
     (loss) on investments                          0.33        1.33            1.82           1.02          1.68           (0.08)
                                              -----------  ----------    -------------    -------------   ----------  ------------
        Total income (loss) from
         investment operations                      0.56        1.82            2.30           1.48          2.12            0.03
                                              -----------  ----------    -------------    -------------   ----------  ------------
Less distributions to shareholders:
   From net investment income                          -       (0.48)          (0.48)         (0.46)        (0.44)          (0.11)
   From net realized gains                             -       (0.73)          (0.57)         (0.19)        (0.09)              -
                                              -----------  ----------    -------------    -------------   ----------  ------------
       Total distributions                             -       (1.21)          (1.05)         (0.65)        (0.53)          (0.11)
                                              -----------  ----------    -------------    -------------   ----------  ------------
Net asset value, end of period                $    14.76   $   14.20     $     13.59      $   12.34       $ 11.51            9.92
                                              ===========  ==========    =============    =============   ==========  ============
Total Return @                                      3.94%      13.50%          18.72%         12.83%        21.31%           0.29%

Ratios / Supplemental Data:
   Net assets, end of period (000's)           $ 777,812   $ 771,763       $ 655,135      $ 563,280     $ 456,773     $   349,688
   Net expenses to average daily
     net assets #                                 0.5533%*    0.5433%         0.5389%        0.5120%       0.5120%         0.5120%*
   Net investment income to average
     daily net assets                               3.29%*      3.42%           3.57%          3.83%         4.18%           4.29%*
   Portfolio turnover rate                             7%         30%             28%            26%           23%              2%

      #Computed after giving effect to the voluntary
       partial waiver of management fee by MassMutual,
       which terminated May 1, 1997. Without this
       partial waiver of fees by MassMutual, the ratio
       of expenses to avearage daily net assets would
       have been:                                    N/A         N/A          0.5510%        0.5522%       0.5514%         0.5650%*

       *  Annualized
      ** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
     *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
    **** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
       +  Amounts have been restated to reflect reverse stock splits (See Note
          9).
     (1)  Class S shares were previously designated as Class 4 shares.
       @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio Manager Report
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Core Equity Fund?

The objective and policies of the Fund are to:
 .   achieve long-term growth of capital and income
 .   invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $2.0 billion)
 .   use a value-oriented strategy in making investment decisions
 .   use fundamental analysis to identify companies which
    -are of high investment quality
    -offer above-average dividend growth potential
    -are attractively valued in the marketplace

How did the Fund perform during the first half of 1999?

For the six months ended June 30, 1999, the Fund's Class S shares had a return of 7.50%, which trailed the 12.38% return of the Standard & Poor's 500 Index (the Index), a market capitalization-weighted, unmanaged index of 500 common stocks. The Fund also lagged the 11.04% return of the average diversified equity fund monitored by Lipper, Inc.

What factors influenced the Fund's performance?

It's useful to divide the period into two parts that correspond roughly to the first and second quarters of the year. For the first quarter, value stocks were ignored for the most part, as investors, still fearing a slowdown in the economy, continued to focus on a select group of large-capitalization growth stocks with reputations for consistent earnings growth. As a result, the Fund's return was slightly negative for the first quarter, while the S&P 500 gained 4.9%. As our investment strategy is value-oriented, we were precluded from investing in the growth stocks which dominated the market during the first part of the year. Hence, our underperformance is primarily attributable to our investment style.

In the second quarter, things changed dramatically for the better, in spite of rising interest rates. Ongoing strength in the U.S. economy, signs of a possible turnaround in Asia, and higher oil prices led to a broadening of investor interest beyond the large cap growth stocks where most of the buying had been concentrated. Analysts increased their earnings expectations for stocks in general to roughly double what had been forecast earlier in the year. With investors once again showing interest in value stocks, the Fund posted a gain of 10.6% for the second quarter, handily beating the 7.05% gain of the S&P 500. During this period, the Fund's investments in technology, telecommunications, basic materials, and energy were especially beneficial. On the other hand, our health care holdings suffered, as investors jettisoned stocks in that formerly popular sector as part of the overall move away from growth stocks.

What stocks performed well?

One of our best contributors was IBM, one of the Fund's largest holdings. "Big Blue" rose a little over 40% during the period on the strength of solid first quarter earnings. Another stalwart, Hewlett-Packard, had a similar gain. After a sluggish 1998, HP's personal computer and printer businesses appears to be recovering. The company's new server business also seems to be doing well. Marsh & McLennan rose partly on the continued rapid asset growth of Putnam Investments, its mutual fund subsidiary. BP Amoco was one beneficiary of the surge in crude oil prices. Finally, Frontier Corporation is a telecommunications company with business interests in the fast-growing Internet and teleconferencing areas. The stock, which rose 72% during the period, was helped when both Global Crossings and Qwest Communications expressed interest in acquiring the company.

Which stocks were disappointing?

Schering Plough exemplified the weak health care sector. The stock, which had been one of the Fund's best-performing holdings during 1998, struggled in the first half of 1999. In the retail food sector, Albertsons was disappointing. The stock suffered from delays in completing the company's acquisition of competitor American Stores. Crown, Cork & Seal, a container company with a strong cash flow, failed to match earnings estimates for the last several quarters.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

What is your outlook?

The stronger than expected economy and the increased earnings estimates that resulted from it, were the keys to the improving outlook for value stocks that we witnessed in the second half of the period. Going forward, we see a reasonably supportive environment for the rest of the year. Advances in stock prices are ultimately tied to rising earnings, and rising earnings depend on a growing economy. As long as economic growth continues at something near its recent pace, we believe the Fund should do reasonably well.

The pattern for the past few years has been for economic growth to be exceptionally strong during the first quarter and then to tail off the rest of the year. We would not be surprised to see that pattern repeat in 1999. If so, there would be less reason for the Federal Reserve Board to raise interest rates in the second half of the year as a way of counteracting inflationary forces.

There is still overcapacity in many industries, a factor that helps ensure adequate supply and keep prices from rising. Stiff global competition also remains a powerful incentive for most companies not to raise prices. Our view is that inflation will not be a major problem any time soon.

           ----------------------------------------------------------
                            MassMutual Core Equity Fund
                          Largest Stock Holdings (6/30/99)
           ----------------------------------------------------------

                       International Business Machines Corporation
                       Bristol-Myers Squibb Company
                       Hewlett-Packard Company
                       General Electric Company
                       Marsh & McLennan Companies, Inc.
                       BP Amoco plc Sponsored (American Depository Receipt) Albertson's, Inc.
                       Schering-Plough Corp.
                       American Corporation
                       The McGraw-Hill Companies, Inc.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio Manager Report (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Core Equity Fund Class S and the Standard & Poor's 500 Composite Index

--------------------------------------------------------------------------------
MassMutual Core Equity Fund
Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99    10/03/94-6/30/99

Class S                    7.50%          15.27%              21.89%
--------------------------------------------------------------------------------
Standard &
Poor's 500                12.38%          22.76%              28.24%
Composite Index
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

 Date       Class S   S&P 500 Index
------      -------   -------------

10/3/94      10,000       10,000
  12/94       9,990        9,998
   6/95      11,613       12,021
  12/95      13,141       13,756
   6/96      14,276       15,144
  12/96      15,802       16,915
   6/97      18,435       20,401
  12/97      20,386       22,559
   6/98      22,196       26,554
  12/98      23,801       29,006
   6/99      25,584       32,596


Hypothetical Investments in MassMutual Core Equity Fund Class A, Class Y and the Standard & Poor's 500 Composite Index

--------------------------------------------------------------------------------
MassMutual Core Equity Fund
Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99     1/01/98-6/30/99

Class A                     7.20%         14.46%              15.66%
Class Y                     7.46%         15.05%              16.20%
--------------------------------------------------------------------------------
Standard &
Poor's 500                 12.38%         22.76%              27.81%
Composite Index
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

 Date    Class A    Class Y   S&P 500 Index
------   -------    -------   -------------

 12/97    10,000    10,000      10,000
  3/98    11,140    11,160      11,395
  6/98    10,860    10,880      11,771
  9/98     9,970    10,005      10,600
 12/98    11,596    11,649      12,858
  3/99    11,252    11,314      13,498
  6/99    12,431    12,518      14,450



Hypothetical Investments in MassMutual Core Equity Fund Class L and the Standard & Poor's 500 Composite Index

--------------------------------------------------------------------------------
MassMutual Core Equity Fund
Total Return          Since Inception
                      5/3/99-6/30/99

Class L                    2.07%
--------------------------------------------------------------------------------
Standard &
Poor's 500                 3.06%
Composite Index
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

  Date     Class L    S&P 500
 -------   -------    -------

  5/3/99   10,000     10,000
 5/31/99    9,912      9,764
 6/30/99   10,207     10,306


Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund,while the Standard & Poor's 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio of Investments
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                       Number of
                                                         Shares     Market Value
                                                       ----------   ------------
EQUITIES -- 99.2%
Aerospace & Defense -- 3.3%
Raytheon Company
  Cl. A                                                 200,000     $ 13,775,000
Raytheon Company
  Cl. B                                                 780,200       54,906,575
TRW Inc.                                                921,500       50,567,313
                                                                    ------------
                                                                     119,248,888
                                                                    ------------
Agribusiness -- 0.6%
Archer-Daniels-
  Midland Company                                     1,425,425       22,004,998
                                                                    ------------
Apparel, Textiles & Shoes -- 0.9%
VF Corporation                                          735,400       31,438,350
                                                                    ------------
Automotive & Parts -- 2.9%
Delphi Automotive
  Systems Corporation                                   535,100        9,932,794
Ford Motor Company                                      680,300       38,394,431
Goodyear Tire &
  Rubber Company                                        962,500       56,607,031
                                                                    ------------
                                                                     104,934,256
                                                                    ------------

Banking, Savings & Loans -- 5.8%
The Bank of New York
  Company,
  Incorporated                                        1,673,000       61,378,188
Comerica,
  Incorporated                                          630,200       37,457,513
Pacific Century
  Financial
  Corporation                                         1,271,600       27,418,875
Wachovia Corp.                                          450,000       38,503,125
Wells Fargo &
  Company                                               977,700       41,796,675
                                                                    ------------
                                                                     206,554,376
                                                                    ------------

Beverages -- 1.3%
Brown-Forman
  Corporation Cl. B                                     688,100       44,855,519
                                                                    ------------
Chemicals -- 3.9%
Air Products and
 Chemicals, Inc.                                        806,300      $32,453,575
Engelhard Corporation                                 1,779,700       40,265,713
Rohm & Haas
 Company                                              1,520,700       65,200,013
                                                                    ------------
                                                                     137,919,301
                                                                    ------------

Communications -- 2.1%
GTE Corporation                                         973,500       73,742,625
                                                                    ------------

Computers & Office Equipment -- 11.9%
Electronic Data
 Systems Corporation                                    837,000       47,342,813
Hewlett-Packard
 Company                                              1,128,500      113,414,250
International Business
 Machines
 Corporation                                          1,000,084      129,260,857
Pitney Bowes, Inc.                                    1,092,400       70,186,700
Xerox Corporation                                     1,104,600       65,240,438
                                                                    ------------
                                                                     425,445,058
                                                                    ------------

Containers -- 2.7%
Bemis Company, Inc.                                     782,100       31,088,475
Crown Cork & Seal
 Company, Inc.                                        1,091,900       31,119,150
Temple-Inland, Inc.                                     528,800       36,090,600
                                                                    ------------
                                                                      98,298,225
                                                                    ------------

Cosmetics & Personal Care -- 2.0%
Kimberly-Clark
 Corporation                                          1,240,600       70,714,200
                                                                    ------------

Electric Utilities -- 2.2%
Dominion Resources,
 Inc.                                                   730,600       31,644,113
Pinnacle West Capital
 Corporation                                            641,668       25,827,137
Teco Energy, Inc.                                     1,007,800       22,927,450
                                                                    ------------
                                                                      80,398,700
                                                                    ------------

Electrical Equipment & Electronics -- 5.5%
General Electric
 Company                                                950,000     $107,350,000
Honeywell Inc.                                          407,000       47,161,125
Hubbell, Incorporated
 Cl. B                                                  918,471       41,675,622
                                                                    ------------
                                                                     196,186,747
                                                                    ------------

Energy -- 9.7%
Apache Corporation                                      472,700       18,435,300
BP Amoco plc
 Sponsored ++                                           820,334       89,006,239
Burlington Resources
 Inc.                                                   626,600       27,100,450
Conoco Inc. Cl. A                                       708,400       19,746,650
ENI SPA, Sponsored ++                                   543,200       32,592,000
Mobil Corporation                                       690,400       68,349,600
Unocal Corporation                                    1,097,600       43,492,400
USEC Inc.                                             2,023,800       30,104,018
USX-Marathon Group                                      699,800       22,787,238
                                                                    ------------
                                                                     351,613,895
                                                                    ------------

Financial Services -- 1.5%
American Express
 Company                                                400,000       52,050,000
The Goldman Sachs
 Group, L.P.                                             46,700        3,374,075
                                                                    ------------
                                                                      55,424,075
                                                                    ------------

Foods -- 3.4%
Bestfoods                                               599,400       29,670,300
ConAgra, Inc.                                         2,005,000       53,383,125
General Mills, Inc.                                     489,000       39,303,375
                                                                    ------------
                                                                     122,356,800
                                                                    ------------
Forest Products & Paper -- 2.1%
Westvaco Corporation                                    855,000       24,795,000
Weyerhaeuser
 Company                                                727,700       50,029,375
                                                                    ------------
                                                                      74,824,375
                                                                    ------------
                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Portfolio of Investments (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

                                                       Number of
                                                         Shares     Market Value
                                                       ----------   ------------

Healthcare -- 8.7%
Becton, Dickinson and
 Company                                              1,859,600     $ 55,788,000
Bristol-Myers Squibb
 Company                                              1,700,000      119,743,750
Pharmacia & Upjohn,
 Inc                                                    896,200       50,915,363
Schering-Plough Corp.                                 1,591,000       84,323,000
                                                                   -------------
                                                                     310,770,113
                                                                   -------------

Industrial -- Diversified -- 0.5%
Tyco International Ltd.                                 181,713       17,217,307
                                                                   -------------
Industrial Distribution -- 1.2%
W.W. Grainger, Inc.                                     806,300       43,389,019
                                                                   -------------
Industrial Transportation -- 2.3%
Burlington Northern
 Santa Fe Corp.                                       1,296,600       40,194,600
Norfolk Southern
 Corporation                                          1,456,100       43,865,013
                                                                   -------------
                                                                      84,059,613
                                                                   -------------
Insurance -- 7.3%
American General
 Corporation                                            589,600       44,441,100
CIGNA Corporation                                       149,300       13,287,700
The Hartford Financial
 Services Group, Inc.                                   568,200       33,133,163
Jefferson-Pilot
 Corporation                                            509,600       33,729,150
Marsh & McLennan
 Companies, Inc.                                      1,224,300       92,434,650
MBIA, Inc.                                              675,200       43,719,200
                                                                   -------------
                                                                     260,744,963
                                                                   -------------
Machinery & Components -- 1.1%
Dover Corporation                                     1,087,900       38,076,500
                                                                   -------------
Miscellaneous -- 0.4%
Armstrong World
 Industries, Inc.                                       228,400       13,204,375
                                                                    ------------
Pharmaceuticals -- 1.0%
American Home
 Products Corporation                                   605,600       34,822,000
                                                                   -------------
Publishing & Printing -- 2.8%
The McGraw-Hill
 Companies, Inc.                                      1,491,400       80,442,388
R.R. Donnelley & Sons
 Company                                                500,000       18,531,250
                                                                   -------------
                                                                      98,973,638
                                                                   -------------
Retail -- 3.1%
The May Department
 Stores Company                                         975,000       39,853,125
Newell Rubbermaid
 Inc                                                    900,000       41,850,000
Sears Roebuck and
 Co                                                     630,500       28,096,656
                                                                   -------------
                                                                     109,799,781
                                                                   -------------

Retail--Grocery -- 2.4%
Albertson's, Inc.                                     1,672,668       86,246,944
                                                                   -------------

Telephone Utilities -- 3.8%
Ameritech Corporation                                 1,112,600       81,776,100
Frontier Corporation                                    929,400       54,834,600
                                                                   -------------
                                                                     136,610,700
                                                                   -------------
Tobacco -- 2.0%
Fortune Brands, Inc.                                    968,900       40,088,238
UST Inc.                                              1,126,800       32,958,900
                                                                   -------------
                                                                      73,047,138
                                                                   -------------
Transportation -- 0.8%
Galileo International
 Inc.                                                   513,100       27,418,781
                                                                   -------------
TOTAL  EQUITIES                                                    3,550,341,260
                                                                   -------------
(Cost $2,020,506,955)

SHORT-TERM INVESTMENTS -- 3.8%
Cash Equivalents -- 3.5%
Bank of Nova Scotia
 Eurodollar Time
 Deposit**
 5.500% 07/01/1999                                    5,000,000        5,000,000
BankBoston
 Eurodollar Time
 Deposit**
 5.995% 10/29/1999                                    3,868,456        3,868,456
General America Life
 Insurance Company
 Funding
 Agreement**
 5.120% 01/22/2000                                   50,000,000       50,000,000
The Goldman Sachs
 Group, L.P. Master
 Note**
 4.900% 02/04/2000                                   55,000,000       55,000,000
Harris Trust & Savings
 Bank Eurodollar
 Time Deposit**
 5.875% 07/01/1999                                    1,000,000        1,000,000
Janus Money Market
 Fund**                                              11,000,000       11,000,000
                                                                   -------------
                                                                     125,868,456
                                                                   -------------

Discount Note -- 0.3%
Federal Home Loan
 Bank
 4.490% 07/01/1999                                    9,335,000        9,335,000
                                                                   -------------
TOTAL  SHORT-TERM
INVESTMENTS                                                          135,203,456
                                                                   -------------
(At Amortized Cost)

TOTAL INVESTMENTS  -- 103.0%                                       3,685,544,716
(Cost $2,155,710,411) ***

Other Assets/
(Liabilities)-- (3.0%)                                             (105,905,250)
                                                                   -------------

NET ASSETS-- 100.0%                                               $3,579,639,466
                                                                   =============
Notes to Portfolio of Investments
***  Aggregate cost for Federal tax purposes(Note 7)

++   American Depository Receipt.

**   Represents investment of security lending collateral. (Note 2).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                                                June 30, 1999
                                                                                 (Unaudited)
                                                                               ---------------
Assets:
       Investments, at value (cost $2,020,506,955) (Note 2) ..............     $3,550,341,260
       Short-term investments, at amortized cost (Note 2) ................        135,203,456
                                                                               ---------------
           Total Investments .............................................      3,685,544,716
       Cash ..............................................................              1,478
       Receivables from:
           Investments sold ..............................................         28,480,004
           Fund shares sold ..............................................          4,295,282
           Interest and dividends ........................................          4,925,083
                                                                               ---------------
                Total assets .............................................      3,723,246,563
                                                                               ---------------

Liabilities:
       Payables for:
           Investments purchased .........................................         12,203,540
           Fund shares redeemed ..........................................          3,597,243
           Securities on loan (Note 2) ...................................        125,868,456
           Directors' fees and expenses (Note 3) .........................              1,917
           Affiliates (Note 3):
                Investment management fees ...............................          1,597,081
                Administration fees ......................................            215,819
                Service fees .............................................                148
       Accrued expenses and other liabilities ............................            122,893
                                                                               ---------------
                Total liabilities ........................................        143,607,097
                                                                               ---------------
       Net assets ........................................................     $3,579,639,466
                                                                               ===============

Net assets consist of:
       Paid-in capital ...................................................     $1,900,313,829
       Undistributed net investment income ...............................         25,656,687
       Accumulated net realized gain on investments ......................        123,834,645
       Net unrealized appreciation on investments ........................      1,529,834,305
                                                                               ---------------
                                                                               $3,579,639,466
                                                                               ===============
Net assets:
       Class A ...........................................................     $      244,669
                                                                               ===============
       Class L ...........................................................     $      104,094
                                                                               ===============
       Class Y ...........................................................     $    2,195,170
                                                                               ===============
       Class S ...........................................................     $3,577,095,533
                                                                               ===============

Shares outstanding:
       Class A ...........................................................             12,406
                                                                               ===============
       Class L ...........................................................              5,268
                                                                               ===============
       Class Y ...........................................................            111,112
                                                                               ===============
       Class S ...........................................................        180,921,712
                                                                               ===============

Net asset value, offering price and redemption price per share:
       Class A ...........................................................     $        19.72
                                                                               ===============
       Class L ...........................................................     $        19.76
                                                                               ===============
       Class Y ...........................................................     $        19.76
                                                                               ===============
       Class S ...........................................................     $        19.77
                                                                               ===============

    The accompanying notes are an integral part of the financial statements

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------
Statement of Operations


                                                                             Six months ended
                                                                               June 30, 1999
                                                                                (Unaudited)
                                                                             ----------------
Investment income: (Note 2)
       Dividends (net of withholding tax of $239,478) ................       $     34,285,077
       Interest (including securities lending income of $176,398).....                723,256
                                                                             ----------------
           Total investment income ...................................             35,008,333
                                                                             ----------------

Expenses: (Note 2)
       Investment management fees (Note 3) ...........................              7,987,925
       Custody fees ..................................................                140,089
       Audit and legal fees ..........................................                 39,922
       Directors' fees (Note 3) ......................................                  8,186
                                                                             ----------------
                                                                                    8,176,122

       Administration fees (Note 3):
           Class A ...................................................                    489
           Class L* ..................................................                     53
           Class Y ...................................................                  1,203
           Class S ...................................................              1,270,812
       Service fees (Note 3):
           Class A ...................................................                    285
                                                                             ----------------
           Total operating expenses ..................................              9,448,964
                                                                             ----------------
       Interest Expense (Note 8) .....................................                  9,036
                                                                             ----------------
           Net investment income .....................................             25,550,333
                                                                             ----------------

Realized and unrealized gain (loss):
       Net realized gain on investment transactions ..................            102,794,788
       Net change in unrealized appreciation (depreciation)
           on investments ............................................            118,678,280
                                                                             ----------------
           Net realized and unrealized gain ..........................            221,473,068
                                                                             ----------------
       Net increase in net assets resulting from operations ..........       $    247,023,401
                                                                             ================

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                          Six months ended
                                                                                            June 30, 1999             Year ended
                                                                                             (Unaudited)           December 31, 1998
                                                                                         ------------------        -----------------
Increase (Decrease) in Net Assets:
Operations:
       Net investment income .....................................................       $      25,550,333         $     56,478,560
       Net realized gain on investment transactions ..............................             102,794,788              173,983,787
       Net change in unrealized appreciation (depreciation)
           on investments ........................................................             118,678,280              291,738,373
                                                                                         ------------------        -----------------

           Net increase in net assets resulting from operations ..................             247,023,401              522,200,720
                                                                                         ------------------        -----------------


Distributions to shareholders (Note 2):
       From net investment income:
       Class A ...................................................................                       -                   (4,908)
       Class L* ..................................................................                       -                        -
       Class Y ...................................................................                       -                  (20,187)
       Class S ...................................................................                       -              (57,644,450)
                                                                                         ------------------        -----------------
           Total distributions from net investment income ........................                       -              (57,669,545)
                                                                                         ------------------        -----------------

       From net realized gains:
       Class A ...................................................................                       -                  (21,970)
       Class L* ..................................................................                       -                        -
       Class Y ...................................................................                       -                  (65,959)
       Class S ...................................................................                       -             (202,715,885)
                                                                                         ------------------        -----------------
           Total distributions from net realized gains ...........................                       -             (202,803,814)
                                                                                         ------------------        -----------------

Net fund share transactions (Note 5):
       Class 1** .................................................................                       -                 (196,012)
       Class 2** .................................................................                       -                 (199,451)
       Class 3** .................................................................                       -                 (201,310)
       Class A ...................................................................                   1,000                  222,890
       Class L* ..................................................................                 102,000                        -
       Class Y ...................................................................               1,351,332                  764,794
       Class S ...................................................................            (255,997,149)             126,595,972
                                                                                         ------------------        -----------------

           Decrease in net assets from net fund share transactions ...............            (254,542,817)             126,986,883
                                                                                         ------------------        -----------------

       Total decrease in net assets ..............................................              (7,519,416)             388,714,244

Net assets:
       Beginning of period .......................................................           3,587,158,882            3,198,444,638
                                                                                         ------------------        -----------------

       End of period (including undistributed net investment income
           of $25,656,687 and $106,352 respectively) .............................       $   3,579,639,466         $  3,587,158,882
                                                                                         ==================        =================


* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Equity Fund - Financial Statements (Continued)
(Formerly known as MassMutual Value Equity Fund)
--------------------------------------------------------------------------------
Financial Highlights (For a share outstanding throughout each period)

                                                             Class A                 Class L                   Class Y
                                                             -------                 -------                   -------
                                                 Six months                          Period          Six months
                                                ended 6/30/99      Year ended     ended 6/30/99     ended 6/30/99     Year ended
                                                 (Unaudited)        12/31/98 +    (Unaudited) **     (Unaudited)      12/31/98 +
                                                -------------     ------------    -------------     -------------    ------------
Net asset value, beginning of period            $      18.40      $     18.02     $      19.36      $      18.39     $     18.03
                                                -------------     ------------    -------------     -------------    ------------
Income (loss) from investment operations:
   Net investment income                                0.08             0.19 ***         0.05              0.27            0.27 ***

   Net realized and unrealized gain (loss)
     on investments                                     1.24             2.60             0.35              1.10            2.63
                                                -------------     ------------    -------------     -------------    ------------
       Total income (loss) from investment
         operations                                     1.32             2.79             0.40              1.37            2.90
                                                -------------     ------------    -------------     -------------    ------------
Less distributions to shareholders:
   From net investment income                               -           (0.43)                -                 -          (0.56)
   From net realized gains                                  -           (1.98)                -                 -          (1.98)
                                                -------------     ------------    -------------     -------------    ------------
       Total distributions                                  -           (2.41)                -                 -          (2.54)
                                                -------------     ------------    -------------     -------------    ------------
Net asset value, end of period                   $     19.72       $    18.40      $     19.76       $     19.76      $    18.39
                                                =============     ============    =============     =============    ============
Total Return                                           7.20%           15.96%            2.07%             7.46%          16.49%

Ratios / Supplemental Data:
   Net assets, end of period (000's)             $       245       $      227      $       104       $     2,195      $      754
   Net expenses to average daily net assets            1.16% *          1.20%            0.85% *           0.72% *         0.75%
   Net investment income to average daily
     net assets                                        0.89% *          1.01%            1.46% *           1.30% *         1.43%
   Portfolio turnover rate                                4%              12%               4%                4%             12%

                                                                                Class S (1)
                                                                                -----------
                                             Six months
                                             Ended 6/30/99   Year ended      Year ended    Year ended    Year ended   Period ended
                                             (Unaudited)      12/31/98        12/31/97      12/31/96      12/31/95    12/31/94****
                                             ------------   -------------   ------------- ------------  ------------- -------------
Net asset value, beginning of period         $     18.39    $      17.00    $      14.46  $     12.63   $       9.91  $      10.00
                                             ------------   -------------   ------------- ------------  ------------- -------------
Income (loss) from investment operations:
   Net investment income                            0.14            0.31            0.32         0.34           0.31          0.08
   Net realized and unrealized gain (loss)          1.24            2.49            3.83         2.22           2.82         (0.09)
     on investments                          ------------   -------------   ------------- ------------  ------------- -------------
       Total income (loss) from investment          1.38            2.80            4.15         2.56           3.13         (0.01)
         operations                          ------------   -------------   ------------- ------------  ------------- -------------
Less distributions to shareholders:
   From net investment income                           -          (0.31)          (0.31)       (0.34)         (0.31)        (0.08)
   From net realized gains                              -          (1.10)          (1.30)       (0.39)         (0.10)            -
                                             ------------   -------------   ------------- ------------  ------------- -------------
       Total distributions                              -          (1.41)          (1.61)       (0.73)         (0.41)        (0.08)
                                             ------------   -------------   ------------- ------------  ------------- -------------
Net asset value, end of period               $     19.77    $      18.39    $      17.00  $     14.46   $      12.63  $       9.91
                                             ============   =============   ============= ============  ============= =============
Total Return@                                      7.50%          16.75%          29.01%       20.24%         31.54%         0.10%

Ratios / Supplemental Data:
   Net assets, end of period (000's)          $3,577,096      $3,586,177      $3,197,848   $2,485,743     $2,125,248    $1,563,563
   Net expenses to average daily net assets #    0.5520% *       0.5391%         0.5378%      0.5067%        0.5067%       0.5067% *
   Net investment income to average daily          1.49% *         1.67%           1.91%        2.42%          2.72%         3.20% *
     net assets
   Portfolio turnover rate                            4%             12%             20%          13%            16%            3%

      #Computed after giving effect to the voluntary
       partial waiver of management fee by MassMutual,
       which terminated May 1, 1997. Without this
       partial waiver of fees by MassMutual, the ratio
       of expenses to average daily net assets would
       have been:                                    N/A             N/A         0.5512%      0.5534%        0.5528%       0.5681%

        * Annualized
       ** For the period from May 3, 1999 (commencement of operations) through
          June 30, 1999.
      *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
     **** For the period from October 3, 1994 (commencement of operations)
          through December 31, 1994.
        + Amounts have been restated to reflect reverse stock splits
          (See Note 9).
      (1) Class S shares were previously designated as Class 4 shares.
        @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Growth Equity Fund?

The objective and policies of the Fund are to:
 .   achieve long-term growth of capital and future income
 .   invest primarily in a diversified portfolio of equity securities and securities convertible into equity securities, which may consist of up to 30% foreign securities (including those of companies in emerging markets)
 .   use fundamental analysis to identify companies which demonstrate
    -a strong franchise, strong cash flows and a recurring revenue stream
    -a strong industry position, where there is potential for high profit margins and/or substantial barriers to new entry in the industry
    -a strong management with a clearly defined strategy
    -new products or services

This is a new fund. How did it perform?

The Fund did well. From inception on May 3, 1999 through June 30, 1999, the Fund's Class S shares posted a return of 6.50%, handily beating the 1.58% return of the Standard & Poor's 500 Index.

What factors contributed to the Fund's performance?

During May, stocks pulled back from their recent highs on the heels of a much higher than expected Consumer Price Index (CPI) report for April. However, in spite of a growing certainty that the Federal Reserve Board (Fed) would raise short-term interest rates, investors seemed more focused on the prospects for solid second quarter earnings reports. As a result, most of the popular stock indexes trended higher throughout the month, finishing near their highs.

Overweightings in technology, telecommunications and leisure stocks helped performance, as did stock selection in those areas. Within the technology sector, the Fund was helped by its investments in the shares of semiconductor and enterprise software companies. Semiconductors are the microprocessing chips that operate everything from computers to cellular phones, while enterprise software controls a company's most critical systems. On the down side, the Fund was hurt by its relatively low representation in the strong energy and basic industry sectors.

Can you talk about your strategy for managing the Fund?

We look for investments based on a "bottom-up" approach, with a strong focus on a company's basic business prospects. Some of the characteristics we look for are superior management, sustainable competitive advantage, expanding profit margins, increasing market share, and mismatches in supply and demand.

We seek to buy stocks whose price-to-earnings ratios are below their earnings growth rates. Furthermore, we spend a lot of time with corporate managements in an effort to keep our information as current as possible and head off trouble. Under normal circumstances, we expect to have somewhere between 110 and 125 stocks in the portfolio. We generally limit initial positions to no more than 5% of assets, with most falling below that level.

What stocks did well for the Fund?

One stock that performed well and reflected our interest in the semiconductor industry was LSI Logic. After several rough years, demand for semiconductors is picking up, and supplies are tight. Enterprise software provider Oracle also contributed positively to performance. Stocks in that industry had been beaten down excessively earlier this year because most companies had completed their Year 2000 upgrades, and many investors believed that demand for enterprise software would slow. In May and June, however, the stocks recovered. In the leisure sector, Royal Carribean and Carnival Cruise Lines were helpful holdings. Cruise line stocks, which had been under pressure because the fighting in Kosovo was reducing demand for normally popular Mediterranean cruises, advanced on news that the hostilities had ceased. And Tyco International, the Fund's largest holding at the end of the period, benefited from renewed investor interest in some previously neglected segments of the market.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What stocks hurt the Fund's performance?

Cadence Software detracted from performance. The company, which makes design automation software for the semiconductor industry, was hurt by the news that it may have overstated earnings due to some accounting problems. Rite-Aid was a victim of overly aggressive expansion. The company was engaged in a store expansion program at the same time it was implementing a new distribution system and making a key acquisition. When some of these projects ran into unanticipated difficulties, Rite-Aid stock declined and we trimmed the Fund's position. Finally, Elan is a pharmaceutical company whose stock weakened because of delays in getting two of its new products approved by the Food and Drug Administration, as well as questions by the SEC about the company's accounting practices.

What is your outlook?

At this point, stock valuations are fairly rich, especially in the large-capitalization sector. Accordingly, we anticipate focusing on the smaller end of the large-cap arena, rather than the mega-cap stocks as we look for good growth stories in slightly smaller stocks. On a long-term basis, we still believe that the outlook for stocks is very favorable, based on powerful long-term demographic and economic trends.

Regarding the much discussed Year 2000 (Y2K) issue, we view it as a one-time event that, if it does have much impact, will likely create some solid opportunities for the Fund.

                    ---------------------------------------
                          MassMutual Growth Equity Fund
                        Largest Stock Holdings (6/30/99)
                    ---------------------------------------

                         Tyco International Ltd.
                         Microsoft Corp.
                         Time Warner Inc.
                         MCI WORLDCOM Inc.
                         Motorola Inc.
                         Cisco Systems, Inc.
                         Texas Instruments Inc.
                         Analog Devices, Inc.
                         CVS Corporation
                         BMC Software Inc.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Growth Equity Fund
Class S, Class A, Class Y, Class L and the Standard & Poor's 500
Composite Index

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund
Total Return            Year-to-Date
                       5/3/99-6/30/99

Class S                    6.50%
Class A                    6.40%
Class Y                    6.50%
Class L                    6.50%
--------------------------------------------------------------------------------
Standard & Poor's
500 Composite Index        3.06%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

          Class S  Class A  Class Y  Class L  S&P 500 Index
          -------  -------  -------  -------  -------------

 5/3/98   10,000   10,000   10,000   10,000   10,000
5/31/99    9,870    9,870    9,870    9,870    9,764
6/30/99   10,650   10,640   10,650   10,650   10,306

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor's 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                        Number of
                                                         Shares     Market Value
                                                       ----------   ------------
EQUITIES -- 94.9%
Advertising -- 1.4%
The Interpublic Group
 Companies, Inc.                                          2,100      $   181,913
Young & Rubicam Inc.                                      4,500          204,469
                                                                     -----------
                                                                         386,382
                                                                     ===========

Aerospace & Defense -- 2.2%
AlliedSignal Inc.                                         3,300          207,900
Gulfstream Aerospace
 Corp.*                                                   2,600          175,663
Raytheon Company
 Cl. A                                                    2,900          199,738
                                                                     -----------
                                                                         583,301
                                                                     ===========

Banking, Savings & Loans -- 3.9%
Associates First Capital
 Corporation                                              6,400          283,600
The Bank of New York
 Company,
 Incorporated                                             3,000          110,063
Citigroup Inc.                                            7,100          337,250
Providian Financial
 Corp.                                                      900           84,150
Wells Fargo &
 Company                                                  5,200          222,300
                                                                     -----------
                                                                       1,037,363
                                                                     ===========

Beverages -- 0.6%
Anheuser-Busch
 Companies, Inc.                                          2,400          170,250
                                                                     ===========

Building Materials
 & Construction --
 0.9%
Lowe's Companies                                          4,400          249,425
                                                                     ===========

Commercial Services -- 1.5%
Ariba, Inc.*                                                 50            4,863
Cendant Corporation*                                      5,200          106,600
Concord EFS Inc.*                                         1,900           80,394
Republic Services Inc.
 Cl. A*                                                   8,000          198,000
                                                                     -----------
                                                                         389,857
                                                                     ===========

Communications -- 3.2%
Lucent Technologies
 Inc.                                                     2,600          175,338
Nortel Networks
 Corporation                                              2,300          199,669
Qualcomm Inc.*                                              300           43,050
Telefonaktiebolaget
 LM Ericsson                                              6,300          207,506
Tellabs Inc.*                                             3,500          236,469
                                                                     -----------
                                                                         862,032
                                                                     ===========

Computer Software & Processing -- 14.0%
Affiliated Computer
 Services Cl. A*                                          5,200          263,250
BMC Software Inc.*                                        7,000          378,000
Computer Associates
 International                                            4,700          258,500
Computer Sciences
 Corp.*                                                   2,900          200,644
Compuware Corp.*                                          9,500          302,219
DST Systems Inc.*                                         2,400          150,900
First Data Corp.                                          7,300          357,244
Microsoft Corp.*                                         11,900        1,073,231
Oracle Corporation*                                       5,900          219,038
Sun Microsystems
 Inc.*                                                    3,900          268,613
Sungard Data Systems
 Inc.*                                                    3,600          124,200
Synopsys Inc.*                                              500           27,594
Teradyne Inc.*                                            1,700          121,975
                                                                     -----------
                                                                       3,745,408
                                                                     ===========

Computers & Information -- 2.5%
Cisco Systems, Inc.*                                      7,600          490,200
EMC Corp.*                                                3,300          181,500
                                                                     -----------
                                                                         671,700
                                                                     ===========
Computers & Office Equipment -- 1.2%
Xerox Corporation                                         5,500          324,844
                                                                     ===========

Cosmetics & Personal Care -- 0.4%
Colgate-Palmolive
 Company                                                    500           49,375
Gillette Company                                          1,100           45,100
                                                                     -----------
                                                                          94,475
                                                                     ===========

Electric Utilities -- 1.0%
AES Corp.*                                                 4,400         255,750
                                                                     ===========

Electrical Equipment & Electronics -- 9.8%
Altera Corp.*                                              3,600         132,525
Analog Devices, Inc.*                                      8,600         431,598
Atmel Corp.*                                               7,000         183,313
Emerson Electric Co.                                       1,400          88,025
General Electric
 Company                                                   2,400         271,200
Globespan Inc.*                                               50           1,988
Honeywell Inc.                                             1,000         115,875
LSI Logic Corp.*                                           7,100         327,488
Motorola Inc.                                              6,300         596,925
Texas Instruments Inc.                                     3,100         449,500
                                                                     -----------
                                                                       2,598,437
                                                                     ===========

Energy -- 2.3%
Apache Corporation                                         3,700         144,300
BP Amoco plc
 Sponsored++                                               2,700         292,950
Burlington Resources
 Inc.                                                      2,100          90,825
Mobil Corporation                                            800          79,200
                                                                     -----------
                                                                         607,275
                                                                     ===========

Entertainment & Leisure -- 4.2%
AT&T - Liberty Media
 Group*                                                    6,200         227,850
Harrah's
 Entertainment Inc.*                                       4,900         107,800
Time Warner Inc.                                          10,600         779,100
                                                                     -----------
                                                                       1,114,750
                                                                     ===========

Financial Services -- 1.5%
American Express
 Company                                                   1,900         247,238
Morgan Stanley Dean
 Witter & Co.                                              1,400         143,500
                                                                     -----------
                                                                         390,738
                                                                     ===========

Foods -- 2.0%
The Kroger Co.*                                           11,400         318,488
Nabisco Holdings
 Corp. Cl. A                                               2,900         125,425
Safeway Inc.*                                              2,000          99,000
                                                                     -----------
                                                                         542,913
                                                                     ===========

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                        Number of
                                                         Shares     Market Value
                                                       ----------   ------------
Healthcare -- 2.8%
Becton, Dickinson and
 Company                                                   2,500     $    75,000
Bristol-Myers Squibb
 Company                                                   5,300         373,319
Healthsouth Corp.*                                        10,000         149,375
Pharmacia & Upjohn,
 Inc.                                                      2,500         142,031
                                                                     -----------
                                                                         739,725
                                                                     -----------

Home Construction, Furnishings &
Appliances -- 0.2%
Gemstar International
 Group Ltd.*                                               1,000          65,250
                                                                     -----------

Household Products -- 0.1%
The Clorox Company                                           300          32,044
                                                                     -----------

Industrial -- Diversified -- 5.9%
Illinois Tool Works                                        1,700         139,400
Tyco International Ltd.                                   15,000       1,421,250
                                                                     -----------
                                                                       1,560,650
                                                                     -----------

Insurance -- 4.3%
American
 International Group                                       2,900         339,481
AON Corp.                                                  1,800          74,250
CIGNA Corporation                                          3,500         311,500
Lincoln National
 Corp.*                                                    1,800          94,163
United Healthcare
 Corp.                                                     5,400         338,175
                                                                     -----------
                                                                       1,157,569
                                                                     -----------

Machinery & Components -- 2.0%
Applied Materials
 Inc.*                                                     3,600         265,950
Danaher Corporation                                        1,100          63,938
Mannesmann AG                                              1,300         194,395
                                                                     -----------
                                                                         524,283
                                                                     -----------

Media -- Broadcasting & Publishing -- 3.8%
CBS Corp.*                                                 3,100         134,656
Clear Channel
 Communications*                                           1,500         103,406
Comcast Corp. Cl. A                                        2,200          84,563
Infinity Broadcasting
 Corp.*                                                   10,200         303,450
MediaOne Group Inc.*                                       3,500         260,313
Univision
 Communications
 Inc.*                                                     2,100         138,600
                                                                     -----------
                                                                       1,024,988
                                                                     -----------

Medical Supplies -- 2.0%
Bausch & Lomb Inc.                                         1,800     $   137,700
Guidant Corp.                                              3,300         169,744
Medtronic Inc.                                             2,800         218,050
                                                                     -----------
                                                                         525,494
                                                                     -----------

Oil & Gas -- 0.6%
Baker Hughes, Inc.                                           500          16,750
Schlumberger Ltd.                                          1,100          70,056
The Williams
 Companies, Inc.                                           1,500          63,844
                                                                     -----------
                                                                         150,650
                                                                     -----------

Packaging -- 0.5%
Sealed Air
 Corporation*                                              2,100         136,238
                                                                     -----------

Pharmaceuticals -- 2.4%
American Home
 Products Corporation                                      5,600         322,000
Cardinal Health Inc.                                       3,500         224,438
Elan Corp. Plc*                                            3,200          88,800
                                                                     -----------
                                                                         635,238
                                                                     -----------

Restaurants -- 1.3%
McDonald's Corp.                                           5,900         243,744
Wendy's International
 Inc.                                                      3,800         107,588
                                                                     -----------
                                                                         351,332
                                                                     -----------

Retail -- 6.4%
CVS Corporation                                            8,300         424,338
Dayton-Hudson Corp.                                        1,000          65,000
Newell Rubbermaid
 Inc.                                                      5,300         246,450
Office Depot Inc.*                                         9,400         207,388
Rite Aid Corp.                                            10,000         246,250
TJX Companies Inc.                                         8,300         276,494
Wal-Mart Stores, Inc.                                      5,000         241,250
                                                                     -----------
                                                                       1,707,170
                                                                     -----------

Telecommunications -- 2.0%
Nextel
 Communications Inc.
 Cl. A*                                                    1,700          85,319
Nokia Corp.
 Sponsored++*                                              2,400         219,750
Vodafone AirTouch
 PLC Sponsored++                                           1,200         236,400
                                                                     -----------
                                                                         541,469
                                                                     -----------

Telephone Utilities -- 5.4%
CenturyTel Inc.                                              900          35,775
Frontier Corporation                                       4,400         259,600
Global Telesystems
 Group Inc.                                                1,300         105,300
MCI WORLDCOM Inc.*                                         8,900         767,625
Sprint Corp. (PCS
 Group)*                                                   4,300         245,638
Viatel Inc.*                                                 300          16,838
                                                                     -----------
                                                                       1,430,776
                                                                     -----------

Transportation -- 2.6%
Carnival Corp.                                             3,000         145,500
Galileo International
 Inc.                                                      4,200         224,438
Kansas City Southern
 Industries                                                2,500         159,531
Royal Caribbean Ltd.                                       3,900         170,625
                                                                     -----------
                                                                         700,094
                                                                     -----------
TOTAL  EQUITIES                                                       25,307,870
                                                                     -----------
(Cost $23,378,939)***

TOTAL INVESTMENTS -- 94.9%                                            25,307,870

Other Assets/(Liabilities) -- 5.1%                                     1,362,352
                                                                     -----------

NET ASSETS-- 100.0%                                                  $26,670,222
                                                                     ===========

Notes to Portfolio of Investments
*** Aggregate cost for Federal tax purposes (Note 7)

*   Non-income producing security.

++  American Depository Receipt.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                   June 30, 1999
                                                                     (Unaudited)
                                                                   -------------
Assets:
        Investments, at value (cost $23,378,939) (Note 2) .....    $  25,307,870
        Cash ..................................................        1,072,560
        Receivables from:
            Investments sold ..................................          721,475
            Fund shares sold ..................................           26,032
            Interest and dividends ............................           12,976
                                                                   -------------
                Total assets ..................................       27,140,913
                                                                   -------------

Liabilities:
        Payables for:
            Investments purchased .............................          448,749
            Directors' fees and expenses (Note 3) .............            2,994
            Affiliates (Note 3):
                Investment management fees ....................           15,579
                Administration fees ...........................            2,049
                Service fees ..................................               39
        Accrued expenses and other liabilities ................            1,281
                                                                   -------------
                Total liabilities .............................          470,691
                                                                   -------------
        Net assets ............................................    $  26,670,222
                                                                   =============

Net assets consist of:
        Paid-in capital .......................................    $  25,030,552
        Undistributed net investment income ...................           13,711
        Accumulated net realized loss on investments ..........         (302,971)
        Net unrealized appreciation on investments ............        1,928,930
                                                                   -------------
                                                                   $  26,670,222
                                                                   =============

Net assets:
        Class A ...............................................    $     107,539
                                                                   =============
        Class L ...............................................    $     108,133
                                                                   =============
        Class Y ...............................................    $     107,604
                                                                   =============
        Class S ...............................................    $  26,346,946
                                                                   =============

Shares outstanding:
        Class A ...............................................           10,100
                                                                   =============
        Class L ...............................................           10,152
                                                                   =============
        Class Y ...............................................           10,100
                                                                   =============
        Class S ...............................................        2,472,544
                                                                   =============

Net asset value, offering price and redemption price per share:
        Class A ...............................................    $       10.65
                                                                   =============
        Class L ...............................................    $       10.65
                                                                   =============
        Class Y ...............................................    $       10.65
                                                                   =============
        Class S ...............................................    $       10.66
                                                                   =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                    Period ended
                                                                   June 30, 1999
                                                                   (Unaudited)*
                                                                   -------------
Investment income:(Note 2)
       Interest ...............................................    $      29,377
       Dividends (net of withholding tax of $81) ..............           20,025
                                                                   -------------
           Total investment income ............................           49,402
                                                                   -------------

Expenses:(Note 2) .............................................
       Investment management fees(Note 3) .....................           27,736
       Custody fees ...........................................              388
       Audit and legal fees ...................................              891
       Directors' fees(Note 3) ................................            2,994
                                                                   -------------
                                                                          32,009

       Administration fees(Note 3):
           Class A ............................................               46
           Class L ............................................               46
           Class Y ............................................               23
           Class S ............................................            3,528
       Service fees(Note 3):
           Class A ............................................               39
                                                                   -------------
           Total expenses .....................................           35,691
                                                                   -------------
           Net investment income ..............................           13,711
                                                                   -------------

Realized and unrealized gain (loss):
       Net realized loss on investment transactions ...........         (302,971)
       Net change in unrealized appreciation (depreciation)
           on investments .....................................        1,928,930
                                                                   -------------
           Net realized and unrealized gain ...................        1,625,959
                                                                   -------------
       Net increase in net assets resulting from operations ...    $   1,639,670
                                                                   =============

* For the period from May 3,1999 (commencement of operations) through June 30, 1999.
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                    Period ended
                                                                   June 30, 1999
                                                                   (Unaudited)*
                                                                   -------------
Increase (Decrease) in Net Assets:
Operations:
       Net investment income ..................................    $      13,711
       Net realized loss on investment transactions ...........         (302,971)
       Net change in unrealized appreciation (depreciation)
           on investments .....................................        1,928,930
                                                                   -------------
           Net increase in net assets resulting from
               operations .....................................        1,639,670
                                                                   -------------

Net fund share transactions (Note 5):
       Class A ................................................          101,000
       Class L ................................................          101,520
       Class Y ................................................          101,000
       Class S ................................................       24,727,032
                                                                   -------------
           Increase in net assets from net fund share transactions    25,030,552
                                                                   -------------
       Total increase in net assets ...........................       26,670,222

Net assets:
       Beginning of period ....................................                -
                                                                   -------------
       End of period (including undistributed net investment
           income of $13,711) .................................    $  26,670,222
                                                                   =============

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout the period)

                                                                   Class A       Class L       Class Y       Class S
                                                                   -------       -------       -------       -------
                                                                   Period        Period        Period        Period
                                                                ended 6/30/99 ended 6/30/99 ended 6/30/99 ended 6/30/99
                                                                (Unaudited)** (Unaudited)** (Unaudited)** (Unaudited)**
                                                                ------------- ------------- ------------- -------------
Net asset value, beginning of period                            $    10.00     $    10.00     $    10.00    $  10.00
                                                                ------------- ------------- ------------- -------------

Income (loss) from investment operations:
   Net investment income (loss)                                       0.00 ***       0.00 ***       0.00 ***    0.01
   Net realized and unrealized gain (loss) on investments             0.65           0.65           0.65        0.65
                                                                ------------- ------------- ------------- -------------

      Total income (loss) from investment operations                  0.65           0.65           0.65        0.66
                                                                ------------- ------------- ------------- -------------

Net asset value, end of period                                  $    10.65     $    10.65     $    10.65    $  10.66
                                                                ============= ============= ============= =============

Total Return                                                          6.40%          6.50%          6.50%       6.50%@

Ratios / Supplemental Data:

   Net assets, end of period (000's)                            $      108     $      108     $      108    $ 26,347
   Net expenses to average daily net assets                           1.30%*         1.09%*         0.94%*    0.8721%*
   Net investment income (loss) to average daily net assets          (0.27)%*       (0.02)%*        0.13%*    0.34%*
   Portfolio turnover rate                                              24%            24%            24%       24%

*    Annualized
** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
***  Net investment income is less than $0.01 per share.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Small Cap Value Equity Fund?

The objective and policies of the Fund are to:
 .   achieve long-term growth of capital and income
 .   invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $750 million or less)
 .   use a value-oriented strategy in making investment decisions
 .   use fundamental analysis to identify companies which
    -are of high investment quality or possess a unique product, market position or operating characteristics
    -offer above-average levels of profitability or superior growth potential -are attractively valued in the marketplace

How did the Fund perform during the first half of 1999?

For the six months ended June 30, 1999, the Fund's Class S shares had a return of 5.19%, compared to 9.25% for the Russell 2000 Index (the Index), a broadly based, unmanaged index of 2000 medium and small capitalization common stocks.

What factors contributed to the Fund's performance?

From January until mid-April, the environment was a difficult one for the Fund, as large-capitalization stocks generally outperformed small-cap shares and growth stocks outperformed value-oriented equities. As a result, the Fund was down more than 10% in the first quarter, while the Index lost about half of that. The Index's heavier weighting in technology stocks, many of which were too richly valued for us to buy, largely explained its superior performance.

From mid-April through the end of June, there was a dramatic shift in favor of value stocks of all kinds, including cyclical stocks--that is, those that are especially sensitive to fluctuations in the economy--and small-cap shares. The reasons for this shift included ongoing strength in the U.S. economy and signs of a potential rebound in Southeast Asia, as well as continued firming in oil prices. In such an environment, investors felt comfortable owning a much broader range of holdings, rather than focusing mainly on a select few large-cap growth stocks of companies with a reputation for consistently strong earnings growth. Consequently, the Fund bounced back in the second quarter with a 17.1% gain, bettering the 15.6% advance of the Index. Gains came from a variety of sectors, especially technology and telecommunications.

What stocks helped performance?

Helix Technology was one of the Fund's better performers. The company makes vacuum-generating systems for semiconductor capital equipment manufacturers (microprocessing chips must be made in a vacuum). The stock benefited from an upswing in the semiconductor cycle after several lean years, mostly because of demand from the telecommunications sector. Also benefiting from burgeoning demand in the telecommunications area was Unitrode, which makes analog semiconductor power supplies that are used in a wide variety of applications. Another strong contributor was Calpine, one of a relatively new class of companies made possible by the deregulation of the electrical utility market in the United States. Although not a utility, Calpine specializes in building low-cost power plants and selling the electricity in the free market. Finally, ABC Rail Products, a maker of trackwork and wheels for the railroad industry, was a merger target and the stock rose as a result. Investors also responded positively to cost-cutting and other improvements brought about by the management of Naco, the company's merger partner.

Which stocks detracted from performance?

HA-LO Industries, a leading manufacturer of advertising specialties, reported disappointing results because of growing pains. Having made a number of acquisitions during the past year or so, and branching out into the more strategic aspects of advertising, the company experienced unanticipated difficulties in assimilating all the changes. Myers Industries makes storage shelves and drawers for both the commercial and retail markets. The company simply experienced a quarter of mediocre earnings--not the beginning of a trend, in our opinion. Another disappointment was Herbalife International, a company that sells vitamins, herbs, and personal care products through multi-level marketing. The stock was hurt by lower demand for the company's products from Southeast Asia and delays in getting the company's new Russian operations up to speed.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook?

With the stock market hitting new all-time highs and interest rates creeping up, there is reason to be a little cautious about valuations at this juncture. Fortunately, with the broadening that has taken place over the past few months, it's possible to achieve competitive results with a portfolio of value stocks. We think that this broadening of investor interest is an important trend that should continue at least for the remainder of the year. That bodes well for the Fund.

The Year 2000 (Y2K) issue may also play a part in how stocks perform during the second half of 1999. While we routinely check with the companies in which the Fund invests to verify their Y2K readiness, trying to anticipate Y2K's effects on the market as a whole falls under the category of market timing, which we do not attempt. However, our best guess is that, as a one-time event, Y2K will have only a very short-term influence on the general market, if that. We believe that the best way to add value for our shareholders is to keep our focus firmly on the long term.


                                          --------------------------------------
                                          MassMutual Small Cap Value Equity Fund
                                             Largest Stock Holdings (6/30/99)
                                          --------------------------------------

                                          Reliance Steel & Aluminum Company
                                          Graco, Incorporated
                                          Houghton Mifflin Company
                                          M.S. Carriers, Inc.
                                          Roper Industries, Inc.
                                          CCB Financial Corporation
                                          True North Communications, Inc.
                                          Calpine Corporation
                                          Ct Communications Inc.
                                          WICOR, Inc.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap
Value Equity Fund Class S and the Russell 2000 Index

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund
Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99    10/03/94-6/30/99

Class S                    5.19%          -6.44%              14.13%
--------------------------------------------------------------------------------
Russell
2000 Index                 9.28%           1.47%              14.64%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           Class S   Russell 2000
           -------   ------------

10/3/94    10,000      10,000
  12/94     9,734       9,813
   6/95    10,507      11,228
  12/95    11,681      12,604
   6/96    12,794      13,912
  12/96    14,346      14,683
   6/97    16,664      16,181
  12/97    19,562      17,966
   6/98    20,010      18,897
  12/98    17,797      17,508
   6/99    18,721      19,134


Hypothetical Investments in MassMutual Small Cap
Value Equity Fund Class A, Class Y and the Russell
2000 Index

--------------------------------------------------------------------------------
MassMutual Small Cap Equity Fund
Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99     1/01/98-6/30/99

Class A                     4.81%          -7.09%             -3.53%
Class Y                     5.12%          -6.66%             -3.10%
--------------------------------------------------------------------------------
Russell
2000 Index                  9.28%          1.47%               4.29%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

          Class A   Class Y  Russell 2000
          -------   -------  ------------

 12/97    10,000    10,000      10,000
  3/98    10,740    10,750      11,006
  6/98    10,200    10,220      10,493
  9/98     8,245     8,276       8,379
 12/98     9,042     9,075       9,745
  3/99     8,102     8,139       9,217
  6/99     9,477     9,540      10,650


Hypothetical Investments in MassMutual Small Cap
Value Equity Fund Class L and the Russell 2000 Index

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund
Total Return          Since Inception
                      5/3/99-6/30/99

Class L                    8.13%
--------------------------------------------------------------------------------
Russell
2000 Index                 6.05%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

           Class L  Russell 2000
           -------  ------------

  5/3/99   10,000      10,000
 5/31/99   10,249      10,146
 6/30/99   10,813      10,605

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                        Number of
                                                          Shares    Market Value
                                                        ---------   ------------

EQUITIES -- 94.9%
Advertising -- 0.8%
HA-LO Industries, Inc.*                                  546,000    $  5,391,750
                                                                    ------------

Automotive & Parts -- 3.3%
Dura Automotive
  Systems, Inc.*                                         271,400       9,024,050
Keystone Automotive
  Industries, Inc.*                                      397,500       6,906,563
Myers Industries, Inc.                                   362,268       7,245,360
                                                                    ------------
                                                                      23,175,973
                                                                    ------------

Banking, Savings & Loans -- 11.4%
Astoria Financial
  Corporation                                            165,000       7,249,688
Banknorth Group, Inc.                                    217,800       7,187,400
CCB Financial
  Corporation                                            279,800      14,794,425
Commercial Federal
  Corporation                                            257,006       5,959,330
First Republic Bank*                                     230,600       6,672,988
Keystone Financial,
  Inc.                                                   155,050       4,583,666
One Valley Bancorp of
  West Virginia, Inc.                                    159,587       5,984,513
Pacific Capital
  Bancorp                                                 45,200       1,423,800
Peoples Heritage
  Financial Group, Inc.                                  499,525       9,397,314
Sovereign Bancorp,
  Inc.                                                   530,396       6,431,052
Webster Financial
  Corporation                                            381,400      10,345,475
                                                                    ------------
                                                                      80,029,651
                                                                    ------------

Building Materials & Construction -- 1.7%
Service Experts, Inc.*                                   537,500      11,791,406
                                                                    ------------

Chemicals -- 4.1%
Olin Corp.                                               302,100       3,983,944
OM Group, Inc.                                           349,100      12,043,950
Spartech Corporation                                     403,200      12,751,200
                                                                    ------------
                                                                      28,779,094
                                                                    ------------

Commercial Services -- 1.6%
ABM Industries Inc.                                      179,000       5,493,063
Ritchie Bros
 Auctioneers, Inc.*                                      150,000       5,718,750
                                                                    ------------
                                                                      11,211,813
                                                                    ------------

Communications -- 2.1%
True North
 Communications,
 Inc.                                                    491,000      14,730,000
                                                                    ------------

Computers & Office Equipment -- 1.3%
Cognex Corporation*                                      293,100       9,250,969
                                                                    ------------

Containers -- 1.2
U.S. Can Corporation*                                    384,500       8,555,125
                                                                    ------------

Diversified Operations -- 0.6%
SPS Technologies,
 Inc.*                                                   120,400       4,515,000
                                                                    ------------

Electric Utilities -- 1.9%
Calpine Corporation*                                     252,000      13,608,000
                                                                    ------------

Electrical Equipment & Electronics -- 6.8%
AFC Cable Systems,
 Inc.*                                                   279,175       9,858,367
Benchmark
 Electronics Inc.*                                        73,000       2,623,438
Dallas Semiconductor
 Corporation                                             169,100       8,539,550
Oak Industries Inc.*                                      46,400       2,027,100
Teleflex, Incorporated                                   262,700      11,411,031
Unitrode Corporation*                                    439,400      12,605,288
                                                                    ------------
                                                                      47,064,774
                                                                    ------------

Financial Services -- 3.5%
Donaldson, Lufkin &
 Jenrette, Inc.*                                          58,500       1,725,750
Eaton Vance Corp.                                        285,800       9,842,238
Healthcare Realty
 Trust Incorporated                                      294,100       6,176,100
The Pioneer Group,
 Inc.*                                                   395,000       6,813,750
                                                                    ------------
                                                                      24,557,838
                                                                    ------------

Foods -- 4.4%
International Home
 Foods, Inc.*                                            418,200       7,710,563
Morrison Health Care,
 Inc.                                                    438,800      10,970,000
Richfood Holdings,
 Inc.                                                    683,300      12,043,163
                                                                    ------------
                                                                      30,723,726
                                                                    ------------

Forest Products & Paper -- 0.5%
Wausau-Mosinee
 Paper Corporation                                       178,063       3,205,134
                                                                    ------------

Gas Distribution -- 1.9%
WICOR, Inc.                                              477,800      13,348,528
                                                                    ------------

Healthcare -- 0.8%
Herbalife
 International, Inc. -
 Cl. B                                                   683,733       5,897,197
                                                                    ------------

Industrial Transportation -- 1.5%
ABC Rail Products
 Corporation*                                            529,300      10,850,650

Insurance -- 2.3%
HCC Insurance
 Holdings                                                471,200      10,690,350
Highlands Insurance
 Group, Inc.*                                            508,100       5,335,050
                                                                    ------------
                                                                      16,025,400
                                                                    ------------

Investment Management Services -- 1.0%
Conning Corporation                                      420,600       6,834,750
                                                                    ------------

Machinery & Components -- 10.4%
Asyst Technologies
 Inc.*                                                   158,300       4,739,106
Graco, Incorporated                                      648,700      19,055,563
Hardinge, Inc.                                           378,550       6,648,284
Helix Technology
 Corporation                                             507,100      12,138,706
Regal-Beloit
 Corporation                                             298,150       7,043,794
Roper Industries, Inc.                                   513,000      16,416,000
Watsco, Inc.                                             383,450       6,278,994
                                                                    ------------
                                                                      72,320,447
                                                                    ------------

                                                                     (Continued)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                        Number of
                                                          Shares    Market Value
                                                        ----------  ------------

Medical Supplies -- 1.8%
Bacou USA, Inc.*                                         272,800    $  4,654,650
Invacare Corporation                                     305,100       8,161,425
                                                                    ------------
                                                                      12,816,075
                                                                    ------------

Metals & Mining -- 3.9%
CompX International
 Inc.*                                                   446,300       7,977,613
Reliance Steel &
 Aluminum Company                                        501,700      19,566,300
                                                                    ------------
                                                                      27,543,913
                                                                    ------------

Miscellaneous -- 1.7%
The Boyds Collection,
 Ltd.*                                                   304,300       5,268,194
Crossmann
 Communities, Inc.*                                      224,200       6,515,813
                                                                    ------------
                                                                      11,784,007
                                                                    ------------

Miscellaneous Distributor Wholesale -- 1.6%
Hughes Supply, Inc.                                      389,700      11,569,219
                                                                    ------------

Oil & Gas -- 3.2%
Newfield Exploration
 Company*                                                387,200      11,011,000
Stone Energy
 Corporation*                                            275,300      11,665,838
                                                                    ------------
                                                                      22,676,838
                                                                    ------------

Other Services -- 2.4%
Landauer, Inc.                                           263,300       7,767,350
Rollins Truck Leasing
 Company                                                 845,975       9,411,472
                                                                    ------------
                                                                      17,178,822
                                                                    ------------

Pharmaceuticals -- 0.7%
Bindley Western
 Industries, Inc.                                        225,061       5,190,470
                                                                    ------------

Publishing & Printing -- 6.8%
Banta Corporation                                        291,450       6,120,450
Day Runner, Inc.*                                        543,700       6,728,288
Harte Hanks
 Communications,
 Inc.                                                    388,800      10,546,200
Houghton Mifflin
 Company                                                 355,200      16,716,600
McClatchy
 Newspapers, Inc.                                        201,950       6,689,594
                                                                    ------------
                                                                      46,801,132
                                                                    ------------

Real Estate -- 1.6%
Captec Net Lease
 Realty, Inc.                                            388,600       5,270,388
Mid-Atlantic Realty
 Trust                                                   560,300       6,233,338
                                                                    ------------
                                                                      11,503,726
                                                                    ------------

Restaurants -- 1.1%
IHOP Corp.*                                              333,400       8,022,438
                                                                    ------------

Telecommunications -- 1.9%
Ct Communications
 Inc.                                                    327,800      13,480,775
                                                                    ------------

Transportation -- 5.1%
C.H. Robinson
 Worldwide, Inc.                                         344,400      12,656,700
Hub Group, Inc. Cl. A*                                   252,200       5,658,738
M.S. Carriers, Inc.*                                     554,600      16,447,384
                                                                    ------------
                                                                      34,762,822
                                                                    ------------
TOTAL  EQUITIES                                                      665,197,462
(Cost $517,535,907)                                                 ------------

                                                     Principal
                                                      Amount        Market Value
                                                   -------------    ------------
SHORT-TERM INVESTMENTS -- 8.1%
Cash Equivalents -- 1.9%
Bank of Nova Scotia
 Eurodollar Time
 Deposit**
 5.500% 07/01/1999                                 $   5,000,000    $  5,000,000
BankBoston
 Eurodollar Time
 Deposit**
 5.995% 10/29/1999                                     1,664,900       1,664,900
Harris Trust & Savings
 Bank Eurodollar
 Time Deposit**
 5.875% 07/01/1999                                     1,000,000       1,000,000
Janus Money Market
 Fund**                                                3,000,000       3,000,000
Frank Russell Money
 Market Fund**                                         2,500,000       2,500,000
                                                                    ------------
                                                                      13,164,900
                                                                    ------------

Commercial Paper -- 6.2%
Abbott  Laboratories
 4.920% 07/19/1999                                     4,822,000       4,810,138
Ameritech Corporation
 4.840% 07/06/1999                                     7,000,000       6,995,294
Fortune Brands, Inc.
 4.860% 08/18/1999                                     5,000,000       4,967,600
Gillette Company
 5.650% 07/01/1999                                     3,875,000       3,875,000
Kellogg Co.
 4.940% 07/06/1999                                     6,000,000       5,995,883
Lucent Technologies
 Inc.
 4.890% 07/12/1999                                     7,000,000       6,989,541
Motorola Inc.
 4.780% 07/29/1999                                     6,000,000       5,977,694
Xerox Corporation
 4.820% 08/09/1999                                     4,000,000       3,979,113
                                                                    ------------
                                                                      43,590,263
                                                                    ------------

TOTAL SHORT-TERM
INVESTMENTS                                                           56,755,163
(Cost $56,755,163)                                                  ------------

TOTAL INVESTMENTS -- 103.0%                                          721,952,625
(Cost $574,291,070)***

Other Assets/
(Liabilities) -- (3.0%)                                             (20,647,430)
                                                                    ------------

NET ASSETS -- 100.0%                                                $701,305,195
                                                                    ============

Notes to Portfolio of Investments
***Aggregate cost for Federal tax purposes (Note 7)

*  Non-income producing security.

** Represents investment of security lending collateral. (Note 2).

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                                   June 30, 1999
                                                                    (Unaudited)
                                                                   -------------

Assets:
       Investments, at value (cost $517,535,907) (Note 2) .....   $  665,197,462
       Short-term investments (cost $56,755,163) (Note 2) .....       56,755,163
                                                                   -------------
           Total Investments ..................................      721,952,625
       Cash ...................................................              284
       Receivables from:
           Investments sold ...................................        2,072,594
           Fund shares sold ...................................          439,790
           Interest and dividends .............................          493,029
                                                                   -------------
               Total assets ...................................      724,958,322
                                                                   -------------

Liabilities:
       Payables for:
           Investments purchased ..............................        5,430,443
           Fund shares redeemed ...............................        4,621,370
           Securities on loan (Note 2) ........................       13,164,900
           Directors' fees and expenses (Note 3) ..............            1,916
           Affiliates (Note 3):
               Investment management fees .....................          360,501
               Administration fees ............................           52,655
               Service fees ...................................              106
       Accrued expenses and other liabilities .................           21,236
                                                                   -------------
               Total liabilities ..............................       23,653,127
                                                                   -------------
       Net assets .............................................   $  701,305,195
                                                                   =============

Net assets consist of:
       Paid-in capital ........................................   $  545,984,034
       Undistributed net investment income ....................        3,722,927
       Accumulated net realized gain on investments ...........        3,936,679
       Net unrealized appreciation on investments .............      147,661,555
                                                                   =============
                                                                  $  701,305,195
                                                                   =============
Net assets:
       Class A ................................................   $      183,478
                                                                   =============
       Class L ................................................   $      110,050
                                                                   =============
       Class Y ................................................   $      832,030
                                                                   =============
       Class S ................................................   $  700,179,637
                                                                   =============

Shares outstanding:
       Class A ................................................           12,438
                                                                   =============
       Class L ................................................            7,451
                                                                   =============
       Class Y ................................................           56,310
                                                                   =============
       Class S ................................................       47,349,059
                                                                   =============

Net asset value, offering price and redemption price per share:
       Class A ................................................   $        14.75
                                                                   =============
       Class L ................................................   $        14.77
                                                                   =============
       Class Y ................................................   $        14.78
                                                                   =============
       Class S ................................................   $        14.79
                                                                   =============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Statement of Operations
                                                                Six months ended
                                                                 June 30, 1999
                                                                  (Unaudited)
                                                                ----------------
Investment income: (Note 2)
       Dividends .............................................  $     4,082,065
       Interest (including securities lending income
           of $14,241)........................................        1,621,049
                                                                ----------------
           Total investment income ...........................        5,703,114
                                                                ----------------

Expenses:  (Note 2) ..........................................
       Investment management fees (Note 3) ...................        1,802,863
       Custody fees ..........................................           29,412
       Audit and legal fees ..................................            7,976
       Directors' fees (Note 3) ..............................            8,186
                                                                ----------------
                                                                      1,848,437

       Administration fees (Note 3):
           Class A ...........................................              357
           Class L* ..........................................               57
           Class Y ...........................................              850
           Class S ...........................................          257,157
       Service fees (Note 3):
           Class A ...........................................              206
                                                                ----------------
               Total expenses ................................        2,107,064
                                                                ----------------
               Net investment income .........................        3,596,050
                                                                ----------------

Realized and unrealized gain (loss):
       Net realized gain on investment transactions ..........        3,277,741
       Net change in unrealized appreciation (depreciation) on
           investments .......................................       28,502,638
                                                                ----------------
               Net realized and unrealized gain ..............       31,780,379
                                                                ----------------
       Net increase in net assets resulting from operations ..  $    35,376,429
                                                                ================

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                            Six months ended
                                                             June 30, 1999         Year ended
Increase (Decrease) in Net Assets:                            (Unaudited)       December 31, 1998
                                                           -----------------   -------------------
Operations:
       Net investment income ............................  $      3,596,050    $        5,897,091
       Net realized gain on investment transactions .....         3,277,741            38,416,378
       Net change in unrealized appreciation
         (depreciation) on investments ..................        28,502,638          (108,654,819)
                                                           -----------------   -------------------
           Net increase (decrease) in net assets
             resulting from operations ..................        35,376,429           (64,341,350)
                                                           -----------------   -------------------
Distributions to shareholders (Note 2):
       From net investment income:
       Class A ..........................................                --                (1,413)
       Class L* .........................................                --                    --
       Class Y ..........................................                --                (7,850)
       Class S ..........................................                --            (5,891,102)
                                                           -----------------   -------------------
           Total distributions from net investment income                --            (5,900,365)
                                                           -----------------   -------------------


       From net realized gains:
       Class A ..........................................                --               (17,099)
       Class L* .........................................                --                    --
       Class Y ..........................................                --               (54,356)
       Class S ..........................................                --           (39,773,593)
                                                           -----------------   -------------------
           Total distributions from net realized gains ..                --           (39,845,048)
                                                           -----------------   -------------------

Net fund share transactions (Note 5):
       Class 1** ........................................                --              (192,471)
       Class 2** ........................................                --              (195,879)
       Class 3** ........................................                --              (198,007)
       Class A ..........................................             1,000               210,983
       Class L* .........................................           101,780                    --
       Class Y ..........................................           194,685               654,505
       Class S ..........................................       (17,688,484)          102,162,760
                                                           -----------------   -------------------
           Increase (decrease) in net assets from net
             fund share transactions ....................       (17,391,019)          102,441,891
                                                           -----------------   -------------------
       Total increase (decrease) in net assets ..........        17,985,410            (7,644,872)

Net assets:
       Beginning of period ..............................       683,319,785           690,964,657
                                                           -----------------   -------------------
       End of period (including undistributed net
         investment income of $3,722,927 and
         $126,877, respectively) ........................  $    701,305,195    $      683,319,785
                                                           =================   ===================

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 MassMutual Small Cap Value Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout each period)

                                                         Class A              Class L              Class Y
                                                         -------              -------              -------
                                               Six months                     Period         Six months
                                              ended 6/30/99   Year ended   ended 6/30/99    ended 6/30/99   Year ended
                                               (Unaudited)     12/31/98 +   (Unaudited) **   (Unaudited)     12/31/98 +
                                              -------------   -----------  -------------    -------------   -----------
Net asset value, beginning of period          $     14.07          17.48          13.66     $    14.06          17.51
                                              -------------   -----------  -------------    -------------   -----------
Income (loss) from investment operations:
   Net investment income                             0.03           0.03 ***       0.02           0.06 ***       0.11 ***
   Net realized and unrealized gain
     (loss) on investments                           0.65          (1.78)          1.09           0.66          (1.81)
                                              -------------   -----------  -------------    -------------   -----------

        Total income (loss) from
          investment operations                      0.68          (1.75)          1.11           0.72          (1.70)
                                              -------------   -----------  -------------    -------------   -----------
Less distributions to shareholders:
   From net investment income                          --          (0.12)            --             --          (0.21)
   From net realized gains                             --          (1.54)            --             --          (1.54)
                                              -------------   -----------  -------------    -------------   -----------
        Total distributions                            --          (1.66)            --             --          (1.75)
                                              -------------   -----------  -------------    -------------   -----------
Net asset value, end of period                $     14.75          14.07          14.77     $    14.78          14.06
                                              =============   ===========  =============    =============   ===========

Total Return                                         4.81%         (9.58)%         8.13%          5.12%         (9.25)%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                 $183           $174           $110           $832           $568
   Net expenses to average daily
     net assets #                                    1.26%*         1.30%          0.95%*         0.82%*         0.85%
   Net investment income to average
     daily net assets                                0.51%*         0.19%          0.87%*         0.94%*         0.67%
   Portfolio turnover rate                             13%            31%            13%            13%            31%

                                              Six months                          Class S (1)
                                             ended 6/30/99    Year ended    Year ended    Year ended     Year ended    Period ended
                                              (Unaudited)      12/31/98      12/31/97      12/31/96       12/31/95     12/31/94****
                                             -------------    ----------    ----------    ----------     ----------   -------------
Net asset value, beginning of period         $      14.06     $   16.61     $   13.43     $   11.44      $    9.69    $      10.00
                                             -------------    ----------    ----------    ----------     ----------   -------------

Income (loss) from investment operations:
   Net investment income                             0.08          0.13          0.13          0.31           0.19            0.04
   Net realized and unrealized gain
     (loss) on investments                           0.65         (1.67)         4.73          2.29           1.75           (0.31)
                                             -------------    ----------    ----------    ----------     ----------   -------------
        Total income (loss) from
          investment operations                      0.73         (1.54)         4.86          2.60           1.94           (0.27)
                                             -------------    ----------    ----------    ----------     ----------   -------------
Less distributions to shareholders:
   From net investment income                          --         (0.13)        (0.14)        (0.30)         (0.19)          (0.04)
   From net realized gains                             --         (0.88)        (1.54)        (0.31)            --              --
                                             -------------    ----------    ----------    ----------     ----------   -------------
        Total distributions                            --         (1.01)        (1.68)        (0.61)         (0.19)          (0.04)
                                             -------------    ----------    ----------    ----------     ----------   -------------
Net asset value, end of period               $      14.79     $   14.06     $   16.61     $   13.43      $   11.44    $       9.69
                                             =============    ==========    ==========    ==========     ==========   =============

Total Return @                                       5.19%        (9.02)%       36.36%        22.82%         20.01%        (2.66)%

Ratios/Supplemental Data:

   Net assets, end of period (000's)           $  700,180     $ 682,578     $ 690,378     $ 456,935      $ 380,398    $  310,789
   Net expenses to average daily net assets #      0.6544%*      0.6434%       0.6400%       0.6110%        0.6110%       0.6110%*
   Net investment income to average daily
     net assets                                     1.12%*         0.86%         0.89%         2.40%          1.78%         1.78%*
   Portfolio turnover rate                            13%            31%           31%           28%            28%            4%
     #  Computed after giving effect to the
        voluntary partial waiver of management
        fee by MassMutual, which terminated
        May 1, 1997. Without this partial waiver
        of fees by MassMutual, the ratio of
        expenses to average daily net assets
        would have been:                              N/A           N/A        0.6515%       0.6546%        0.6553%       0.6681%*

*    Annualized
** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
**** For the period from October 3, 1994 (commencement of operations) through
     December 31, 1994.
+    Amounts have been restated to reflect reverse stock splits (See Note 9).
(1)  Class S shares were previously designated as Class 4 shares.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Mid Cap Growth Equity Fund?

The objective and policies of the Fund are to:

 .    achieve long-term capital growth
 .    invest primarily in common stocks and other equity securities of companies having capitalizations in the range of companies included in the S&P Mid Cap 400 Index
 .    look for companies that are expected to exceed stock analysts earnings growth expectations
 .    use a strict sell policy when valuations exceed growth prospects

This is a new fund.
How did it perform?

The Fund trailed its benchmark, the Russell 2500 Index (the Index), a broadly based, unmanaged index of 2,500 medium and small capitalization common stocks. From inception on May 3, 1999 through June 30, 1999, the Fund's Class S shares returned 3.40%, compared to 5.92% for the Index.

What factors affected the Fund's performance?

Relative to the Index, the Fund was overweighted in the media and entertainment sector, which helped performance. Other positive influences were the semiconductor part of the technology sector, the telecommunications equipment area and the energy sector. On the negative side, our Internet holdings struggled, as the entire sector went through a correction process after outsized gains in the first quarter. Healthcare holdings also hurt performance. Formerly considered stable growth investments when investors were in a more defensive mindset, healthcare stocks suffered from the shift towards more economically sensitive investments, as well as from concerns about adverse changes in the government's Medicare reimbursement policies.

Can you talk about your strategy for managing the Fund?

Our goal is to find companies that have earnings growth of at least 15% annually. In addition, we look for stable businesses with rising profitability and rising earnings estimates. We tend to favor a mix of stable growth stocks and more aggressive holdings that offer greater risk but also much greater potential rewards. There is no attempt to mirror the sector weightings of the Index. However, as a risk management tool, we allocate no more than 20% of the Fund's assets to a sector, except for technology, which we allow to grow as large as 25% of assets. We use a quantitative model to screen potential investments for further investigation. The stocks that pass our quantitative screen are then analyzed by rigorous fundamental methods to come up with our final choices. At the end of June, we had about 90 holdings in the Fund's portfolio, and we expect that number to remain relatively stable going forward.

What stocks did well for the Fund?

In the media and entertainment sector, Jones Intercable contributed positively to performance. Cable shares were aided by high expectations for the profitability of new services such as digital television and high-speed Internet access, as well as by ongoing industry consolidation. Another holding that did well was Broadcom, a semiconductor stock. Broadcom is a dominant player in the manufacturing of computer chips used in digital cable television. Qualcomm, which makes computer chips for the wireless telecommunications market, saw its stock strengthen on increasing acceptance of its CDMA technology as the standard for wireless communications. Finally, Barrett Resources, a natural gas and oil exploration and production stock, exemplified the strong energy sector.

What stocks hurt the Fund's performance?

Lincare, a healthcare stock, was the holding that detracted most from performance. Although the company continued to beat its earnings estimates and has been growing 20% to 30% per year, the recent controversy about Medicare reimbursement concerned investors. In the weak Internet group, examples of lackluster performers included eBay, eToys, TCI Music, Telebank and Knight Trimark.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook?

The most important consideration for the second half of 1999 will be the economy. If we continue to see strong economic growth, we will maintain our focus on stocks that are more economically sensitive. If we get a slowdown in the economy, we believe stocks in healthcare, cable and other less cyclical sectors should do well.

The Federal Reserve Board (Fed) is obviously an important factor here. We believe that as long as the Fed is perceived as being preemptive and able to act in advance of real economic problems--growth that is either too slow or too fast--the stock market should do reasonably well.

The Year 2000 (Y2K) issue will also be on investors' minds as we move through the second half of the year. For our part, we are avoiding the stocks of enterprise software vendors--companies that supply the "mission-critical" software for corporations' most important operations. Those stocks have hit a weak period now that most companies have completed their Y2K upgrades and other remediation measures. Of course, we routinely verify the Y2K readiness of the companies in which the Fund invests, and we've tightened our financial standards somewhat. If there are Y2K-related problems, a company with a solid balance sheet and great cash flow should weather the storm better than one without those advantages.

                                       ----------------------------------------
                                        MassMutual Mid Cap Growth Equity Fund
                                          Largest Stock Holdings (6/30/99)
                                       ----------------------------------------

                                         Qualcomm Inc.
                                         United Rentals Inc.
                                         Lincare Holdings Inc.
                                         Broadcom Corp. Cl. A
                                         AT&T- Liberty Media Group
                                         General Instrument Corp.
                                         Uniphase Corp.
                                         Premier Parks Inc.
                                         Baker Hughes, Inc.
                                         Inktomi Corp.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Mid Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russell 2500 Index

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund
Total Return                         Year-to-Date
                                    5/3/99-6/31/99

Class S                                 3.40%
Class A                                 3.30%
Class Y                                 3.40%
Class L                                 3.50%
--------------------------------------------------------------------------------
Russell
2500 Index                              6.84%
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

            Class S       Class A    Class Y     Class L    Russell 2500 Index
            -------       -------    -------     -------    ------------------

 5/3/99     10,000        10,000     10,000       10,000         10,000
5/31/99      9,700         9,700      9,700        9,700         10,155
6/30/99     10,340        10,330     10,340       10,350         10,684


Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Financial Statements
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                   Number of
                                                    Shares        Market Value
                                                   ---------      ------------
EQUITIES -- 95.9%
Advertising -- 1.9%
Doubleclick Inc.*                                      1,800      $    165,150
Young & Rubicam Inc.                                   7,300           331,694
                                                                  ------------
                                                                       496,844
                                                                  ------------
Aerospace & Defense -- 1.1%
Gulfstream Aerospace Corp.*                            4,200           283,763
                                                                  ------------

Apparel, Textiles & Shoes -- 0.8%
Abercrombie & Fitch Co. Cl. A*                         4,300           206,400
                                                                  ------------

Banking, Savings & Loans -- 6.6%
First Tennessee National Corp.                         6,700           256,694
Heller Financial Inc.                                  7,700           214,156
National Commerce Bancorp                             10,300           225,313
NextCard, Inc.*                                        3,100           105,206
Providian Financial Corp.                              2,800           261,800
Telebanc Financial Corp*                               3,800           147,250
Toronto-Dominion Bank                                  5,900           268,450
Zions Bancorporation                                   3,700           234,950
                                                                  ------------
                                                                     1,713,819
                                                                  ------------

Beverages -- 1.0%
Beringer Wine Estates Holdings *                       5,900           246,510
                                                                  ------------

Chemicals -- 1.8%
Cytec Industries Inc.*                                 8,300           264,563
Witco Corp.                                            9,800           196,000
                                                                  ------------
                                                                       460,563
                                                                  ------------

Commercial Services -- 10.1%
Allied Waste Industries Inc.*                         12,900           254,775
Apollo Group Inc.*                                     6,900           183,281
Browning-Ferris Industries Inc.                        5,700           245,100
Cintas Corp.                                           2,900           194,844
Concord EFS Inc.*                                      3,600           152,325
Dycom Industries Inc.*                                 6,000           336,000
Medquist Inc.*                                         7,800           341,250
Sotheby's Holdings                                     4,100           156,313
United Rentals Inc.*                                  18,100           533,950
Valassis Communications Inc.*                          6,150           225,244
                                                                  ------------
                                                                     2,623,082
                                                                  ------------

Communications -- 7.1%
ADC Telecommunications Inc.*                           5,700           259,706
Broadcast.com Inc.*                                    1,700           227,056
General Instrument Corp.*                             10,200           433,500
Mcleodusa Inc.                                         4,900           269,500
Qualcomm Inc.*                                         4,400           631,400
                                                                  ------------
                                                                     1,821,162
                                                                  ------------

Computer Software & Processing -- 9.1%
Adobe Systems Inc.                                     2,900           238,253
At Home Corp. Series A*                                4,166           224,704
Fiserv Inc.*                                          10,700           335,032
Inktomi Corp.*                                         2,800           365,575
Intuit, Inc.*                                          1,800           162,225
Pixar Inc.*                                            3,100           133,688
Rational Software Corp.*                               7,400           243,738
Sapient Corp.*                                         3,100           175,538
Softnet Systems*                                       6,400           178,400
Verio Inc.*                                            1,700           118,150
Yahoo! Inc.*                                           1,000           172,250
                                                                  ------------
                                                                     2,347,553
                                                                  ------------

Cosmetics & Personal Care-- 2.2%
Dial Corp                                              8,200           304,938
Estee Lauder Companies Inc. Cl. A                      5,400           270,675
                                                                  ------------
                                                                       575,613
                                                                  ------------

Electrical Equipment & Electronics -- 9.9%
Broadcom Corp. Cl. A*                                  3,600           520,425
Kla-Tencor Corp.*                                      5,300           343,838
Linear Technology Corp.                                4,500           302,625
PMC - Sierra,  Inc.*                                   3,500           206,281
Uniphase Corp.*                                        2,400           398,400
Visx Inc.*                                             2,300           182,131
Vitesse Semiconductor Corp.*                           4,700           316,956
Xilinx Inc.*                                           5,400           309,150
                                                                  ------------
                                                                     2,579,806
                                                                  ------------

Entertainment & Leisure -- 5.9%
AT&T - Liberty Media Group *                          13,800           507,150
Cinar Corporation*                                    11,000           269,500
Hollywood Entertainment Corp.*                        10,700           209,319
Imax Corp.*                                            6,600           148,500
Premier Parks Inc.*                                   10,700           393,225
                                                                  ------------
                                                                     1,527,694
                                                                  ------------

Financial Services -- 3.8%
E*trade Group Inc.*                                    6,400           255,600
Franklin Resources Inc                                 4,400           178,750
Knight/Trimark Group Inc.*                             3,300           199,031
Price (T. Rowe) Associates                             5,000           191,875
TD Waterhouse Group, Inc.*                             5,900           147,869
                                                                  ------------
                                                                       973,125
                                                                  ------------

Healthcare -- 2.9%
Health Management Associates Cl. A*                   19,500           219,375
Lincare Holdings Inc.*                                21,000           525,000
                                                                  ------------
                                                                       744,375
                                                                  ------------

                                                                     (Continued)


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                   Number of
                                                    Shares        Market Value
                                                   ---------      ------------

Insurance -- 0.8%
Foundation Health  Systems*                           13,200      $    198,000
                                                                  ------------

Internet Software -- 2.0%
Concentric Network Corp.*                              6,000           238,500
Infoseek Corporation*                                    500            23,969
Northpoint Communications Group*                       6,700           244,550
                                                                  ------------
                                                                       507,019
                                                                  ------------

Machinery & Components -- 1.7%
Cooper Cameron Corp.*                                  6,200           229,788
Danaher Corporation                                    3,500           203,438
                                                                  ------------
                                                                       433,226
                                                                  ------------

Media -- Broadcasting & Publishing -- 7.9%
Citadel Communications Corp.*                          4,700           170,081
Fox Entertainment Group Inc. Cl. A*                    6,400           172,400
Hispanic Broadcasting Corp.*                           4,300           326,263
Jones Intercable Inc. Cl. A*                           6,600           323,400
TCI Music Inc. Cl. A*                                  5,900           208,713
Tv Guide Inc. Cl. A*                                   8,500           311,313
Univision Communications Inc.*                         4,100           270,600
USA Networks Inc.*                                     7,100           284,888
                                                                  ------------
                                                                     2,067,658
                                                                  ------------

Metals & Mining -- 0.6%
Stillwater Mining Company*                             4,600           150,363
                                                                  ------------
Oil & Gas -- 5.4%
Baker Hughes, Inc.                                    11,000           368,500
Barrett Resources Corp.*                               7,800           299,325
BJ Services Co.*                                      11,800           347,363
Grey Wolf Inc.*                                       81,300           203,250
Nabors Industries Inc.*                                6,900           168,619
                                                                  ------------
                                                                     1,387,057
                                                                  ------------

Publishing & Printing -- 0.9%
Houghton Mifflin Company                               4,800           225,900
                                                                  ------------

Retail -- 1.8%
Cheap Tickets, Inc.*                                     400            14,600
Ebay Inc.*                                             1,200           181,200
Tandy Corp.                                            5,600           273,700
                                                                  ------------
                                                                       469,500
                                                                  ------------

Retail -- Internet -- 1.3%
barnesandnoble.com Inc.*                               8,400           151,200
eToys Inc.*                                            4,400           179,300
                                                                  ------------
                                                                       330,500
                                                                  ------------

Telephone Utilities -- 8.1%
Cincinnati Bell Inc.                                  10,500           261,844
Frontier Corporation                                   4,700           277,300
Globalstar Telecommunication*                          8,500           197,094
Loral Space & Communications*                         10,400           187,200
Nextlink Communications*                               3,500           260,313
RSL Communications Ltd.*                               7,400           142,913
Sprint Corp. (PCS Group)*                              4,300           245,638
Voicestream Wireless Corporation*                      9,400           267,313
Western Wireless Corporation Cl. A*                    9,000           243,000
                                                                  ------------
                                                                     2,082,615
                                                                  ------------

Transportation -- 1.2%
CNF Transportation Inc.                                7,900           303,163
                                                                  ------------

TOTAL  EQUITIES                                                     24,755,310
                                                                  ------------

TOTAL INVESTMENTS -- 95.9%                                          24,755,310
(Cost $23,747,458)***

Other Assets/(Liabilities) -- 4.1%                                   1,064,278
                                                                  ------------

NET ASSETS -- 100.0%                                              $ 25,819,588
                                                                  ============

Notes to Portfolio of Investments
***  Aggregate cost for Federal tax purposes (Note 7)

*    Non-income producing security.



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 MassMutual Mid Cap Growth Equity Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                        June 30, 1999
                                                                         (Unaudited)
                                                                        ------------
Assets:
        Investments, at value (cost $23,747,458) (Note 2) ...........   $ 24,755,310
        Cash ........................................................      1,403,560
        Receivables from:
            Investments sold ........................................        743,635
            Interest and dividends ..................................         12,534
                                                                        ------------
                Total assets ........................................     26,915,039
                                                                        ------------

Liabilities:
        Payables for:
            Investments purchased ...................................      1,073,642
            Directors' fees and expenses (Note 3) ...................          2,994
            Affiliates (Note 3):
                Investment management fees ..........................         15,512
                Administration fees .................................          1,985
                Service fees ........................................             38
        Accrued expenses and other liabilities ......................          1,280
                                                                        ------------
                Total liabilities ...................................      1,095,451
                                                                        ------------
       Net assets ...................................................   $ 25,819,588
                                                                        ============

Net assets consist of:
        Paid-in capital .............................................   $ 25,004,120
        Undistributed net investment loss ...........................         (5,655)
        Accumulated net realized loss on investments ................       (186,729)
        Net unrealized appreciation on investments ..................      1,007,852
                                                                        ------------
                                                                        $ 25,819,588
                                                                        ============

Net assets:
        Class A .....................................................   $    104,266
                                                                        ============
        Class L .....................................................   $    104,430
                                                                        ============
        Class Y .....................................................   $    104,328
                                                                        ============
        Class S .....................................................   $ 25,506,564
                                                                        ============

Shares outstanding:
        Class A .....................................................         10,100
                                                                        ============
        Class L .....................................................         10,102
                                                                        ============
        Class Y .....................................................         10,100
                                                                        ============
        Class S .....................................................      2,470,100
                                                                        ============

Net asset value, offering price and redemption price per share:
        Class A .....................................................   $      10.32
                                                                        ============
        Class L .....................................................   $      10.34
                                                                        ============
        Class Y .....................................................   $      10.33
                                                                        ============
        Class S .....................................................   $      10.33
                                                                        ============

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                              Period ended
                                                             June 30, 1999
                                                             (Unaudited)*
                                                             -------------
Investment income: (Note 2)
       Interest ...........................................  $     16,866
       Dividends ..........................................        13,306
                                                             -------------
           Total investment income ........................        30,172
                                                             -------------
Expenses: (Note 2)
       Investment management fees (Note 3) ................        27,946
       Custody fees .......................................           388
       Audit and legal fees ...............................           891
       Directors' fees (Note 3) ...........................         2,994
                                                             -------------
                                                                   32,219

       Administration fees (Note 3):
           Class A ........................................            46
           Class L ........................................            46
           Class Y ........................................            24
           Class S ........................................         3,454
       Service fees (Note 3):
           Class A ........................................            38
                                                             -------------
           Total expenses .................................        35,827
                                                             -------------
           Net investment loss ............................        (5,655)
                                                             -------------

Realized and unrealized gain (loss):
       Net realized loss on investment transactions .......      (186,729)
       Net change in unrealized appreciation
           on investments .................................     1,007,852
                                                             -------------
           Net realized and unrealized gain ...............       821,123
                                                             -------------
       Net increase in net assets resulting from operations  $    815,468
                                                             =============

* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                      Period ended
                                                                     June 30, 1999
                                                                     (Unaudited) *
                                                                     -------------
Increase (Decrease) in Net Assets:
Operations:
       Net investment loss .......................................   $     (5,655)
       Net realized loss on investment transactions ..............       (186,729)
       Net change in unrealized appreciation
           on investments ........................................      1,007,852
                                                                     ------------
           Net increase in net assets resulting from operations ..        815,468
                                                                     ------------
Net fund share transactions (Note 5):
       Class A ...................................................        101,000
       Class L ...................................................        101,120
       Class Y ...................................................        101,000
       Class S ...................................................     24,701,000
                                                                     ------------
           Increase in net assets from net fund share transactions     25,004,120
                                                                     ------------
       Total increase in net assets ..............................     25,819,588

Net assets:
       Beginning of period .......................................             --
                                                                     ------------
       End of period (including undistributed net investment
           loss of $5,655) .......................................   $ 25,819,588
                                                                     ============


* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Mid Cap Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout the period)

                                                              Class A         Class L          Class Y         Class S
                                                               Period          Period           Period          Period
                                                            ended 6/30/99   ended 6/30/99   ended 6/30/99    ended 6/30/99
                                                            (Unaudited)**   (Unaudited)**   (Unaudited)**    (Unaudited)**
                                                            -------------   -------------   -------------    -------------
Net asset value, beginning of period                        $      10.00    $      10.00    $      10.00     $      10.00
                                                            -------------   -------------   -------------    -------------

Income (loss) from investment operations:
   Net investment loss                                             (0.01)          (0.01)          (0.01)            0.00 ***
   Net realized and unrealized gain (loss) on investments           0.33            0.35            0.34             0.33
                                                            -------------   -------------   -------------    -------------

      Total income (loss) from investment operations                0.32            0.34            0.33             0.33
                                                            -------------   -------------   -------------    -------------
Net asset value, end of period                              $      10.32    $      10.34    $      10.33     $      10.33
                                                            =============   =============   =============    =============

Total Return                                                        3.30%           3.50%           3.40%            3.40%@

Ratios / Supplemental Data:

   Net assets, end of period (000's)                        $        104    $        104    $        104      $    25,507
   Net expenses to average daily net assets                         1.38%*          1.13%*          0.98%*         0.8944%*
   Net investment income (loss) to average daily net assets        (0.80)%*        (0.54)%*        (0.40)%*         (0.14)%*
   Portfolio turnover rate                                            21%             21%             21%              21%

*    Annualized
** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
***  Net investment income is less than $0.01 per share.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

Note to shareholders:

The MassMutual Small Cap Growth Equity Fund is managed by two sub-advisors: J.P. Morgan Investment Management, Inc. and Waddell & Reed Investment Asset Management Company.

What are the investment objective and policies for the MassMutual Small Cap Growth Equity Fund?

The objective and policies of the Fund are to:
 .   achieve long-term capital appreciation
 .   invest primarily in equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $100 million to $1.5 billion)
 .   use a growth-oriented strategy in making investment decisions
 .   J.P. Morgan looks to companies' real growth potential by forecasting prospects over periods up to 5 years; in addition, J.P. Morgan focuses on high growth sectors such as technology, healthcare, and consumer services
 .   Waddell & Reed uses a bottom-up process which generally emphasizes long-term growth potential and superior financial characteristics

This is a new fund.
How did it perform?

The Fund outperformed its benchmark, the Russell 2000 Index (the Index), which measures the performance of small-cap U.S. companies. From inception on May 3, 1999 through June 30, 1999 the Fund's Class S shares returned 9.30%, compared to 5.93% for the Index.

Areas of strength for the Fund included telecommunications, semiconductor capital equipment, and specialty software stocks. Negative influences included holdings in healthcare, education, biotechnology and personal computer hardware.

What was the investment environment during the period?

May began with the market on the defensive because of the feared inflationary implications of a much higher than expected Consumer Price Index (CPI) for April. In June, the market firmed when the May CPI fell back to benign levels, and stock investors began to sense that credit market participants were being overly pessimistic about the upcoming decision on interest rates by the Federal Reserve Board (Fed).

On June 30(th) the Fed raised short-term rates by .25%, but what moved the markets was the positive news that the Fed had reverted to a neutral bias regarding future interest rate changes.

In a reversal of recent trends, growth stocks took a back seat to value stocks during much of May and June. Nevertheless, the Fund's strong stock selection enabled it to outperform the Index.

Can you talk about your strategy for managing the Fund?

We consider ourselves primarily stock pickers, not market timers. The three sectors that we think currently have the most growth potential are consumer and business services, technology and telecommunications. In Internet stocks, we favor companies that provide outsourcing and infrastructure services for other companies rather than retailers and other "pure" Internet plays. Our thinking here is that outsourcing and infrastructure investments provide much safer bets in what is already a volatile sector.

We do not limit ourselves to consideration of the stocks in the Index. There are between 6,000 and 7,000 stocks in our investment universe, with the total number of holdings in the Fund typically averaging somewhere between 200 and 250.

Generally speaking, we do not make an attempt to mirror the sector weightings of the Index. To help control risk, we typically will not invest more than 3% of the Fund's assets in any one position at the time of purchase, although price appreciation may result in a position growing to as much as 5% before we will scale it back.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What stocks did well for the Fund?

MicroStrategy was one of the best performers. The company makes software that automatically extracts useful marketing information from customer databases. Also performing well in the specialty software area were Dendrite International and Citrix Systems. Dendrite makes software to help pharmaceutical sales representatives assess their competitive position and make smarter decisions about how to service prospects in their territories. Citrix makes software called Metaframe for server-based computer systems.

Telecommunications, where the Fund managers believe we have an information edge because of strong research capabilities, also contributed positively to performance. Global Crossings, which offered to buy Frontier and Metronet was bought by AT&T Canada. We sold both stocks because the acquisitions increased their capitalizations beyond the Fund's limits. Finally, we'll mention one Internet IPO, Careinsite, which benefited from the trend toward moving healthcare transactions of all kinds to the Internet.

What stocks disappointed you?

Racing Champions failed to perform up to expectations. The company, which makes die-cast replicas of NASCAR champion cars, had trouble assimilating an ambitious acquisition, and we sold the stock. Resortquest International, a vacation timeshare operation, also ran into trouble. The company had plans for a secondary stock offering but was forced to cancel it because of deteriorating profitability. We liquidated that position too.

What is your outlook?

During the second half of 1999, we will be closely watching the direction of interest rates. Small-cap growth stocks have historically not done well in an environment of rising interest rates. However, we believe that the increase that occurred at the end of June does not represent the beginning of a significant trend.

We continue to see good opportunity in the small-cap market. One positive development is that institutions have become more willing to include small-cap stocks in their portfolios. Another positive sign for small-cap stocks is the healthy merger and acquisition activity.

                                     ------------------------------------------
                                      MassMutual Small Cap Growth Equity Fund
                                           Largest Stock Holdings (6/30/99)
                                     ------------------------------------------
                                       Intermedia Communications
                                       USinternetworking Inc.
                                       Broadvision, Inc.
                                       Incyte Pharmaceuticals, Inc.
                                       Careinsite Inc.
                                       Dendrite International Inc.
                                       Citrix Systems Inc.
                                       O'Reilly Automotive, Inc.
                                       American Italian Pasta Co. Cl. A
                                       Shared Medical Systems Corp.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Growth Equity Fund Class S, Class A, Class Y, Class L and the Russel 2000 Index

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund
Total Return                    Year-to-Date
                               5/3/99-6/30/99

Class S                            9.30%
Class A                            9.30%
Class Y                            9.30%
Class L                            9.30%
--------------------------------------------------------------------------------
Russell 2000
Index                              6.05%
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]


            Class S     Class A     Class Y     Class L     Russell 2000 Index
            -------     -------     -------     -------     ------------------
 5/3/99     10,000      10,000      10,000       10,000           10,000
5/31/99     10,130      10,130      10,130       10,130           10,146
6/30/99     10,930      10,930      10,930       10,930           10.605
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Small Stock Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                    Number of
                                                      Shares      Market Value
                                                    ---------     ------------
EQUITIES -- 78.9%
Advertising -- 1.1%
Getty Images Inc.*                                     12,000     $    226,500
TMP Worldwide Inc.*                                     1,100           69,850
XOOM.com, Inc.*                                           300           15,750
                                                                  ------------
                                                                       312,100
                                                                  ------------

Aerospace & Defense -- 0.5%
Alliant Techsystems Inc.*                                 900           77,850
Orbital Sciences Corp.*                                 2,200           51,975
                                                                  ------------
                                                                       129,825
                                                                  ------------

Air Transportation -- 1.1%
Alaska Airgroup Inc.*                                     800           33,400
Midwest Express Holdings*                               7,700          261,800
                                                                  ------------
                                                                       295,200
                                                                  ------------

Apparel, Textiles & Shoes -- 1.4%
bebe stores, inc.*                                      2,100           71,400
The Buckle Inc.*                                        1,000           28,750
The Finish Line Cl. A*                                  1,700           19,125
Nautica Enterprises Inc.*                               4,200           70,875
Steven Madden Ltd.*                                     7,000           94,938
Talbots Inc.                                            2,600           99,125
                                                                  ------------
                                                                       384,213
                                                                  ------------

Banking, Savings & Loans -- 2.8%
Bank United Corp. Cl. A                                 3,000          120,563
Banknorth Group, Inc.                                     600           19,800
Centennial Bancorp*                                       500            6,906
The Colonial BancGroup, Inc.                              900           12,544
Commercial Federal Corporation                          1,600           37,100
Creditrust Corp.*                                       1,200           33,300
Financial Federal Corp.*                                5,200          114,400
FNB Financial Services Corp.                            1,200           18,300
Hamilton Bancorp Inc.*                                  1,000           24,000
Heller Financial Inc.                                   1,700           47,281

Independent Bank Corporation                            1,400           24,325
National Commerce Bancorp                               6,700          146,563
Ocwen Financial Corp.*                                  2,400           21,300
Prime Bancshares Inc.                                   1,200           21,450
Sterling Bancshares Inc/Tx                              3,200           42,800
Sun Bancorp Inc. NJ*                                    1,575           27,563
Webster Financial Corporation                           1,400           37,975
                                                                  ------------
                                                                       756,170
                                                                  ------------

Beverages -- 0.3%
The Robert Mondavi Corporation*                         2,000           72,750
                                                                  ------------
Chemicals -- 2.1%
Albemarile Corp.                                        5,600          129,500
Bush Boake Allen Inc.*                                  2,000           58,500
General Checmical Group Inc.                            5,700           17,813
Geon Company                                            3,400          109,650
Georgia Gulf Corp.                                      4,600           77,625
Olin Corp.                                              4,300           56,706
Wellman Inc.                                            8,100          129,094
                                                                  ------------
                                                                       578,888
                                                                  ------------

Commercial Services -- 11.9%
Affymetrix Inc.*                                        2,200          108,625
AppNet Systems, Inc.*                                   1,600           21,500
Bright Horizons Family Solution Inc.*                   3,400           64,175
Carriage Services, Inc. Cl. A*                          1,200           22,500
Central Parking Corp.                                     700           23,975
Condor Technology Solutions Inc.*                       4,900           22,969
Diamond Technology Partners Inc.*                       3,100           69,363
Education Management Inc.*                              6,100          126,575
Incyte Pharmaceuticals, Inc.*                          13,400          354,263

Kendle International Inc.*                              1,900           30,400
Maximus Inc.*                                           9,400          270,250
Medquist Inc.*                                          2,200           96,250
MemberWorks Incorporated*                               8,000          232,000
The Metzler Group, Inc.*                                2,100           58,013
Millennium Pharmaceuticals*                             3,800          136,800
Newgen Results Corporation*                               200            2,400
NFront, Inc.*                                             700           10,631
Nielsen Media Research*                                 5,400          157,950
On Assignment Inc.*                                     3,900          101,888
Primark Corp.*                                         10,000          280,625
Profit Recovery Group International*                    1,300           61,506
Provant Inc.*                                           4,600           71,588
ShowCase Corporation*                                  14,700          126,788
Steiner Leisure Ltd.*                                   3,400          103,063
Stewart Enterprises, Inc. Cl. A                        14,000          203,875
Superior Consultant Holdings Inc.*                      3,300           81,469
Superior Services Inc.*                                10,000          266,875
Sylvan Learning Systems Inc.*                           1,700           46,219
US Bioscience Inc.*                                    11,200          109,200
                                                                  ------------
                                                                     3,261,735
                                                                  ------------

Communications -- 1.5%
Concord Communications Inc.*                            2,000           90,000
L-3 Communications Holdings Inc.*                       3,800          183,588
Polycom Inc.*                                           3,400          132,600
                                                                  ------------
                                                                       406,188
                                                                  ------------

Computer Software & Processing -- 17.7%
Actuate Software Corporation*                             700           18,550
Acxiom Corp.*                                           1,800           44,888

                                                                     (Continued)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                    Number of
                                                      Shares      Market Value
                                                    ---------     ------------

Aspen Technology Inc.*                                   5,700    $     66,975
Avid Technology Inc.*                                    1,900          30,638
Best Software Inc.*                                     13,200         212,850
Beyond.com, Corporation*                                 1,300          37,294
Broadvision, Inc.*                                       5,000         368,750
CAIS Internet, Inc.*                                       900          16,538
CBT Group Public Limited Company Sponsored ++*           4,700          77,550
Cerner Corporation*                                     11,000         230,657
CheckFree Holdings Corporation*                         10,000         275,625
Citrix Systems Inc.*                                     5,500         310,750
Dendrite International Inc.*                             9,000         325,125
drkoop. com, Inc.*                                         500           7,969
Exchange Applications Inc.*                              2,400          97,800
Informatica Corp.*                                       1,100          39,188
Macromedia Inc.*                                         1,500          52,875
Mapics Inc.*                                             7,500          79,219
Mediconsult.com, Inc.*                                   1,400          14,613
MicroStrategy Inc.*                                      6,200         234,825
Mpath Interactive Inc.*                                  2,000          44,000
Multex.com, Inc.*                                        1,800          47,025
National Computer SYS Inc.                               2,000          67,500
NEON Systems*                                            6,000         200,250
New ERA Of Networks Inc.*                                1,500          65,906
Peregrine Systems, Inc.*                                 1,800          46,238
Pixar Inc.*                                              1,800          77,625
PLX Technology Inc.*                                     3,000         142,125
Private Business, Inc.*                                  3,900          39,488
Prodigy Communications Corp.*                            2,500          64,688
Radiant Systems Inc.*                                    7,400         105,450
Saleslogix Corp.*                                        2,500          37,188
Security First Technologies Corporation*                 3,500         157,938
Shared Medical Systems Corp.                             4,500         293,625
Software.com, Inc.*                                        300           6,956
Sykes Enterprises, Incorporated*                         2,300          76,763
Tenfold Corp.*                                           3,700         117,475
Transaction Systems Architects Cl. A*                    7,400         288,600
Unify Corp.*                                             3,400          45,900
USWeb Corporation*                                      10,000         221,875
Verio Inc.*                                              1,000          69,500
Visio Corp.*                                             3,100         117,994
                                                                  ------------
                                                                     4,876,788
                                                                  ------------

Computers & Information -- 1.5%
Brocade Communications Systems, Inc.*                      100           9,644
Computer Network Technology Corporation*                 2,400          51,900
Creative Technology Ltd.                                 2,200          29,563
InFocus Systems Inc.*                                    6,300          94,500
Safeguard Scientifics Inc.*                              1,700         105,400
Sandisk Corp.*                                           2,800         126,000
                                                                  ------------
                                                                       417,007
                                                                  ------------

Computers & Office Equipment -- 0.4%
Cognex Corporation*                                      3,500         110,469

Electrical Equipment & Electronics -- 6.5%
Applied Micro Circuits Corp.*                            2,300         189,175
ATMI Inc.*                                               9,400         279,650
Cymer, Inc.*                                             2,000          50,000
Cypress Semiconductor Corp.*                             7,100         117,150
Exar Corp.*                                              2,400          59,400
Galileo Technology Ltd.*                                 1,400          63,438
Gentex Corp.*                                            8,000         224,000
HI/FN Inc.*                                              1,400         106,575
Integrated Device Technology Inc.*                       6,100          66,338
Intevac Inc.*                                            6,900          37,950
Maker Communications, Inc.*                              1,200          37,200
Microchip Technology Inc.*                               1,600          75,800
MKS Instruments Inc.*                                    5,100          94,988
MMC Networks Inc.*                                       1,700          76,075
Rambus Inc.*                                             2,500         230,469
Veeco Instruments Inc.*                                  1,600          54,400
                                                                  ------------
                                                                     1,762,608
                                                                  ------------

Entertainment & Leisure -- 1.7%
American Classic Voyages Co.*                            1,400          33,600
Anchor Gaming*                                             800          38,450
Cinar Corporation*                                       8,700         213,150
Pegasus Systems Inc.*                                    2,400          89,850
Premier Parks Inc.*                                      2,800         102,900
                                                                  ------------
                                                                       477,950
                                                                  ------------
Financial Services -- 1.0%
Allied Capital Corp.                                     3,700          88,800
Gabelli Asset Management Inc. Cl. A*                     2,000          31,625
IndyMac Mortgage Holdings, Inc.                          1,600          25,600
Macerich Company (The)                                     400          10,500
TD Waterhouse Group, Inc.*                                 700          17,544
Wit Capital Group, Inc.*                                 3,000         102,000
                                                                  ------------
                                                                       276,069
                                                                  ------------

Foods -- 1.4%
American Italian Pasta Co. Cl. A*                        9,900         300,688
General Nutrition Companies*                               700          16,319
Keebler Foods Company*                                   2,100          63,788
                                                                  ------------
                                                                       380,795
                                                                  ------------


Forest Products & Paper -- 0.9%
Ivex Packaging Corp.*                                    4,900         107,800
Universal Forest Products                                6,300         135,450
                                                                  ------------
                                                                       243,250
                                                                  ------------

Healthcare -- 1.3%
Accredo Health Inc.*                                       200           6,550
Human Genome Sciences Inc.*                              4,700         185,650
Idexx Laboratories Inc.*                                 5,400         125,888
LCA-Vision Inc.*                                         3,500          32,594
                                                                  ------------
                                                                       350,682
                                                                  ------------

Home Construction, Furnishings &
Appliances -- 0.3%
Furniture Brands International*                          1,500          41,813
HON Industries                                             400          11,675
Miller (Herman) Inc.                                     1,700          35,700
                                                                  ------------
                                                                        89,188
                                                                  ------------

Industrial -- Diversified -- 0.4%
Blyth Industries Inc.*                                     500          17,188
Gentek, Inc.                                             5,900          81,863
                                                                  ------------
                                                                        99,051
                                                                  ------------
Insurance -- 0.5%
Fremont General Corporation                              3,100          58,513
Renaissancere Holdings Ltd.                              1,800          66,600
                                                                  ------------
                                                                       125,113
                                                                  ------------

                                                                     (Continued)

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                    Number of
                                                      Shares      Market Value
                                                    ---------     ------------
Internet Content -- 1.3%
Ask Jeeves, Inc.                                          100     $      1,400
Careinsite Inc.*                                        7,400          349,650
Media Metrix, Inc.*                                       100            5,325
                                                                  ------------
                                                                       356,375
                                                                  ------------
Internet Software -- 3.5%
Concentric Network Corp.*                               5,300          210,675
Covad Communications Group Inc.*                          950           50,647
Exodus Communications Inc.*                             2,300          275,856
Northpoint Communications Group*                          450           16,425
Rhythms Netconnections Inc.*                              400           23,350
USinternetworking Inc.*                                 8,800          369,600
                                                                  ------------
                                                                       946,553
                                                                  ------------

Lodging -- 0.7%
MGM Grand Inc.*                                         1,400           68,600
Sun International Hotels Ltd.*                          1,400           62,650
Vail Resorts Inc.*                                      3,200           56,000
                                                                  ------------
                                                                       187,250
                                                                  ------------

Machinery & Components -- 2.1%
Agco Corp.                                              2,300           26,019
Brooks Automation Inc.*                                 1,700           46,006
Cooper Cameron Corp.*                                   2,100           77,831
Gasonics International Corp.*                           3,600           50,400
Kennametal Inc.                                         1,600           49,600
Lam Research Corp.*                                     3,000          140,063
Milacron Inc.                                           2,000           37,000
New Holland NV                                          4,000           68,500
Smith International Inc.*                               1,800           78,188
                                                                  ------------
                                                                       573,607
                                                                  ------------

Media -- Broadcasting & Publishing -- 1.5%
Emmis Communications Corp.*                             5,700          281,438
Entercom Communications Corp.*                          1,900           81,225
Radio One, Inc.*                                          300           13,950
Scholastic Corporation*                                   500           25,313
                                                                  ------------
                                                                       401,926
                                                                  ------------

Medical Supplies -- 0.3%
Closure Medical Corporation*                            1,400           42,000
Novoste Corporation*                                      900           18,900
Sunrise Technologies International*                       900           11,025
                                                                  ------------
                                                                        71,925
                                                                  ------------

Metals & Mining -- 0.4%
Mueller Industries.*                                    2,400           81,450
RTI International Metals Inc.*                          1,500           22,031
                                                                  ------------
                                                                       103,481
                                                                  ------------

Oil & Gas -- 1.0%
Devon Energy Corporation                                4,800          171,600
National-Oilwell Inc.*                                  3,500           44,406
Tesoro Petroleum Corp. Convertible Preferred
 Stock                                                  1,400           22,050
Valero Energy Corp.                                     2,100           45,019
                                                                  ------------
                                                                       283,075
                                                                  ------------

Pharmaceuticals -- 1.0%
Algos Pharmaceuticals Corp.*                              800           17,650
Idec Pharmaceuticals Corp.*                             1,000           77,063
Ligand Pharmaceuticals Inc. Cl. B*                      9,300          103,463
NCS Healthcare Inc. Cl. A*                             15,000           81,563
                                                                  ------------
                                                                       279,739
                                                                  ------------

Real Estate -- 0.2%
Realty Information Group Inc.*                            950           41,325
                                                                  ------------

Restaurants -- 0.2%
Foodmaker Inc.*                                         1,600           45,400
                                                                  ------------

Retail -- 1.9%
Hibbett Sporting Goods Inc.*                            2,200           48,400
Kenneth Cole
 Productions Cl. A*                                     1,200           33,450
MSC Industrial Direct Co. Cl. A*                       12,000          123,000
O'Reilly Automotive, Inc.*                              6,000          302,250
                                                                  ------------
                                                                       507,100
                                                                  ------------

Retail -- Internet -- 0.1%
eToys Inc.*                                               600           24,450
                                                                  ------------

Retail -- Office Supplies -- 0.9%
School Specialty Inc.*                                 16,100          258,606
                                                                  ------------

Telecommunications -- 2.6%
Act Networks Inc.*                                      3,400           58,013
Allegiance Telecom Inc.*                                3,600          197,550
American Mobile Satellite Corp.*                        3,500           57,313
CapRock Communications Corp.*                           3,100          125,550
Excel Switching Corporation*                            6,200          185,613
Juniper Networks*                                         250           37,250
Network Plus Corporation*                                 400            8,350
Winstar Communications Inc.*                            1,000           48,750
                                                                  ------------
                                                                       718,389
                                                                  ------------

Telephone Utilities -- 4.9%
Intermedia Communications*                             14,200          426,000
Nextlink Communications*                                2,900          215,688
RCN Corporation*                                        5,500          228,938
Voicestream Wireless Corporation*                       8,000          227,500
Western Wireless Corporation Cl. A*                     9,000          243,000
                                                                  ------------
                                                                     1,341,126
                                                                  ------------

TOTAL  EQUITIES                                                     21,546,366
(Cost $19,434,932)***                                             ------------

TOTAL INVESTMENTS -- 78.9%                                          21,546,366

Other Assets/(Liabilities)-- 21.1%                                   5,775,122
                                                                  ------------

NET ASSETS-- 100.0%                                               $ 27,321,488
                                                                  ============

Notes to Portfolio of Investments
***  Aggregate cost for Federal tax purposes (Note 7)

*    Non-income producing security.

++   American Depository Receipt.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                                June 30, 1999
                                                                 (Unaudited)
                                                                -------------
Assets:
        Investments, at value (cost $19,434,932) (Note 2) ..... $  21,546,366
        Cash ..................................................     5,963,628
        Receivables from:
            Investments sold ..................................       368,618
            Interest and dividends ............................        26,796
            Foreign taxes withheld ............................           181
                                                                -------------
                Total assets ..................................    27,905,589
                                                                -------------
Liabilities:
        Payables for:
            Investments purchased .............................       557,961
            Directors' fees and expenses (Note 3) .............         2,994
            Affiliates (Note 3):
                Investment management fees ....................        19,032
                Administration fees ...........................         2,795
                Service fees ..................................            39
        Accrued expenses and other liabilities ................         1,280
                                                                -------------
                Total liabilities .............................       584,101
                                                                -------------
       Net assets ............................................. $  27,321,488
                                                                =============

Net assets consist of:
        Paid-in capital ....................................... $  25,004,340
        Undistributed net investment income ...................        24,545
        Accumulated net realized gain on investments ..........       181,169
        Net unrealized appreciation on investments ............     2,111,434
                                                                -------------
                                                                $  27,321,488
                                                                =============

Net assets:
        Class A ............................................... $     110,937
                                                                =============
        Class L ............................................... $     111,351
                                                                =============
        Class Y ............................................... $     111,004
                                                                =============
        Class S ............................................... $  26,988,196
                                                                =============

Shares outstanding:
        Class A ...............................................        10,160
                                                                =============
        Class L ...............................................        10,195
                                                                =============
        Class Y ...............................................        10,160
                                                                =============
        Class S ...............................................     2,469,919
                                                                =============

Net asset value, offering price and redemption price per share:
        Class A ............................................... $       10.92
                                                                =============
        Class L ............................................... $       10.92
                                                                =============
        Class Y ............................................... $       10.93
                                                                =============
        Class S ............................................... $       10.93
                                                                =============



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations
                                                             Period ended
                                                             June 30, 1999
                                                             (Unaudited) *
                                                            --------------

Investment income: (Note 2)
       Interest ........................................... $       55,831
       Dividends (net of withholding tax of $272) .........         11,753
                                                            --------------
           Total investment income ........................         67,584
                                                            --------------
Expenses: (Note 2)
       Investment management fees (Note 3) ................         33,774
       Custody fees .......................................            388
       Audit and legal fees ...............................            892
       Directors' fees (Note 3) ...........................          2,994
                                                            --------------
                                                                    38,048

       Administration fees (Note 3):
           Class A ........................................             64
           Class L ........................................             64
           Class Y ........................................             40
           Class S ........................................          4,784
       Service fees (Note 3):
           Class A ........................................             39
                                                            --------------
           Total expenses .................................         43,039
                                                            --------------
           Net investment income ..........................         24,545
                                                            --------------

Realized and unrealized gain (loss):
       Net realized gain on investment transactions .......        181,169
       Net change in unrealized appreciation (depreciation)
           on investments .................................      2,111,434
                                                            --------------
           Net realized and unrealized gain ...............      2,292,603
                                                            --------------
       Net increase in net assets resulting from
           operations...................................... $    2,317,148
                                                            ==============


* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                     Period ended
                                                                     June 30, 1999
                                                                     (Unaudited) *
                                                                    -------------
Increase (Decrease) in Net Assets:
Operations:
       Net investment income ...................................... $      24,545
       Net realized gain on investment transactions ...............       181,169
       Net change in unrealized appreciation (depreciation)
           on investments .........................................     2,111,434
                                                                    -------------
           Net increase in net assets resulting from operations ...     2,317,148
                                                                    -------------

Net fund share transactions (Note 5):
       Class A ....................................................       101,000
       Class L ....................................................       101,340
       Class Y ....................................................       101,000
       Class S ....................................................    24,701,000
                                                                    -------------
           Increase in net assets from net fund share transactions     25,004,340
                                                                    -------------
       Total increase in net assets ...............................    27,321,488

Net assets:
       Beginning of period ........................................            --
                                                                    -------------
       End of period (including undistributed net investment income of $24,545) ............................................ $  27,321,488
                                                                    =============



* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.




    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Growth Equity Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights (For a share outstanding throughout the period)

                                                              Class A         Class L         Class Y         Class S
                                                              -------         -------         -------         -------
                                                              Period          Period          Period          Period
                                                           ended 6/30/99    ended 6/30/99   ended 6/30/99   ended 6/30/99
                                                            (Unaudited)**   (Unaudited)**   (Unaudited)**   (Unaudited)**
                                                            ------------     ------------    ------------    ------------
Net asset value, beginning of period                        $    10.00       $    10.00      $    10.00      $      10.00
                                                            ------------     ------------    ------------    ------------
Income (loss) from investment operations:
   Net investment income                                          0.00 ***         0.00 ***        0.01              0.01
   Net realized and unrealized gain (loss) on investments         0.92             0.92            0.92              0.92
                                                            ------------     ------------    ------------    ------------
      Total income (loss) from investment operations              0.92             0.92            0.93              0.93
                                                            ------------     ------------    ------------    ------------
Net asset value, end of period                              $    10.92       $    10.92      $    10.93      $      10.93
                                                            ============     ============    ============    ============
Total Return                                                      9.30%            9.30%           9.30%             9.30%@

Ratios/Supplemental Data:

   Net assets, end of period (000's)                        $      111       $      111      $      111      $     26,988
   Net expenses to average daily net assets                       1.60%*           1.35%*          1.20%*          1.0411%*
   Net investment income to average daily net assets              0.00%*           0.25%*          0.40%*            0.60%*
   Portfolio turnover rate                                          20%              20%             20%               20%

*    Annualized
** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
***  Net investment income is less than $0.01 per share.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual International Equity Fund?

The objective and policies of the Fund are to:

 .    achieve a high total rate of return over the long term
 .    invest in a diversified portfolio of foreign and domestic equity securities
 .    use dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)

How did the Fund perform during the past six months?

The Fund outperformed the return of its benchmark. For the six months ended June 30, 1999, the Fund's Class S shares had a total return of 6.68%, compared to the 3.97% return of the Morgan Stanley Europe, Australia, Far East Index (the Index), a market capitalization-weighted, unmanaged index of over 1,000 foreign stocks.

What factors affected the Fund's performance relative to the index?

Being overweighted in Latin America was a positive influence. The Mexican stock market, for example, was up almost 50%, and Brazil also had a healthy gain despite a devaluation in its currency early in the year. The Fund also had a heavier weighting of European stocks than the Index did. Although this overweighting hurt performance versus the Index--gains in European stocks were largely offset by a decline in the euro against the U.S. dollar--the Fund was helped by favorable stock selection in Europe. Less emphasis on Asia hurt the Fund relative to the Index. Markets throughout Asia experienced strong rallies as investors began to see signs that those economies might have bottomed.

Can you explain the changes you've made in the way you categorize the Fund's investments?

We've reorganized our investment themes under four headings instead of the eight we used previously. The themes we have now highlight the same types of investments as before, and we want to stress that we haven't changed our management style. We've just consolidated our categories a bit. The four themes, and the approximate percentages of assets committed to them, are as follows: New Technologies--40%, Mass Affluence--24%, Restructuring--20%, and Aging--12%. These are simply four areas that we've identified as having long-term growth potential. By combining a value-oriented approach to selecting individual stocks with the growth prospects inherent in our investment themes, we believe we're managing with a style that is likely to produce competitive returns over the long run.

Which stocks did well for the Fund, and which were disappointing?

Nichii Gakkan is a Japanese company involved in healthcare information processing and nursing services. The stock more than doubled on news of positive changes in the company's reimbursement arrangements, as well as an acceleration in plans to add capacity in the home health area. Unibanco, a high-quality Brazilian bank, benefited from sharply falling interest rates and a recovering stock market following the devaluation of the Brazilian currency in January. Another stock that helped performance was Televisa, a Mexican holding that rose in response to significant growth in the company's television advertising revenues.

As a group, healthcare was disappointing, as were a lot of the Fund's small-cap growth stocks. Both categories were hurt by the renewed focus on value stocks that accompanied the worldwide rally in cyclical shares--that is, those that are especially sensitive to economic fluctuations. Two examples of underperforming small-cap stocks were Halma PLC, a UK specialty engineering company, and Roto Smeets de Boer, Europe's largest contract printer. We still own both stocks because we believe that the market has overlooked the value inherent in them.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook?

We continue to underweight Asia because we feel that many of the region's long-term financial problems have not been adequately addressed. We therefore believe that the strength in Asian stock markets is not justified by the basic business prospects of most companies in the region.

On the other hand, the economic picture in Latin America is improving. Interest rates are still falling, valuations are relatively modest, and corporate managements are of a high caliber overall. Moreover, many Latin American stocks are traded on the New York Stock Exchange and are therefore subject to the Exchange's quarterly financial reporting requirements. That gives us a higher degree of confidence in the accuracy of the results provided to us by those companies.

Finally, we remain positive on Europe. Restructuring is taking place there at both the macro level (through tax cuts and deregulation) and at the micro level (through mergers and acquisitions, cost-cutting, investments in technology, etc.). Those factors, together with a heightened global and regional competitive ability due in part to the weak euro, should contribute to a favorable environment for European stocks for the balance of the year.

                               --------------------------------------------
                                   MassMutual International Equity Fund
                                   Largest Country Weightings  (6/30/99)
                               --------------------------------------------
                                                               % of Fund
                                   United Kingdom                 26.74%
                                   France                         14.16%
                                   The Netherlands                12.75%
                                   Japan                           7.43%
                                   Brazil                          6.24%
                                   Germany                         4.67%
                                   Switzerland                     4.31%
                                   Austria                         4.28%
                                   Italy                           3.12%
                                   Portugal                        2.82%

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------
Growth of a $10,000 Investment

Hypothetical Investments in MassMutual International Equity Fund Class S and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)
--------------------------------------------------------------------------------
MassMutual International Equity Fund

Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99    10/03/94-6/30/99

Class S                    6.68%          -4.97%               8.93%
--------------------------------------------------------------------------------
MSCI EAFE
Index                      3.97%           7.49%               8.63%
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

         Class S       MSCI EAFE
         -------       ---------
10/3/94  10,000          10,000
  12/94   9,280           9,898
   6/95   9,510          10,155
  12/95   9,756          11,008
   6/96  10,734          11,504
  12/96  11,562          11,672
   6/97  13,476          12,981
  12/97  13,388          11,880
   6/98  15,788          13,772
  12/98  14,064          14,255
   6/99  15,004          14,821

Hypothetical Investments in MassMutual International Equity Fund Class A, Class Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

--------------------------------------------------------------------------------
MassMutual International Equity Fund

Total Return            Year-to-Date      One Year        Average Annual
                       1/1/99-6/30/99  7/1/98-6/30/99     1/01/98-6/30/99

Class A                     6.46%         -5.49%              7.32%
Class Y                     6.75%         -5.00%              7.81%
--------------------------------------------------------------------------------
MSCI EAFE
Index                       3.97%          7.49%             15.89%
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

          Class A   Class Y  MSCI EAFE
          -------   -------  ---------
 12/97    10,000    10,000     10,000
  3/98    11,380    11,390     11,471
  6/98    11,760    11,780     11,593
  9/98     9,208     9,242      9,945
 12/98    10,440    10,484     11,999
  3/99    10,766    10,831     12,166
  6/99    11,114    11,192     12,475

Hypothetical Investments in MassMutual International Equity Fund Class L
Y and the Morgan Stanley Capital International Index for Europe, Australia and the Far East (MSCI EAFE)

Class L and 91-day Treasury Bills
--------------------------------------------------------------------------------
MassMutual International Equity Fund

Total Return          Since Inception
                      5/3/99-6/30/99

Class L                    0.92%
--------------------------------------------------------------------------------
MSCI EAFE
Index                     -1.45%
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

           Class L  MSCI EAFE
           -------  ---------
  5/3/99   10,000    10,000
 5/31/99    9,692     9,485
 6/30/99   10,092     9,855

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

--------------------------------------------------------------------------------
MassMutual International Equity Fund - Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
June 30, 1999

                                                   Number of
                                                    Shares        Market Value
                                                    ------        ------------
EQUITIES -- 95.3%
Aerospace & Defense -- 0.3%
Aerospatiale Matra*                                  64,275      $   1,481,468
Embraer - Empresa  Brasileira de
  Aeronautica SA                                    545,000            922,195
                                                                 -------------
                                                                     2,403,663
                                                                 -------------
Autos & Housing -- 0.8%
Ducati Motor Holding  SpA*                        2,141,000          5,608,135
                                                                 -------------
Banking -- 4.9%
Banco Espirito Santo e Comercial de
  Lisboa, SA                                        232,000          5,397,596
Espirito Santo Financial Group, ++                   85,900          1,406,613
National Westminster Bank PLC                       285,242          6,047,473
Societe Generale                                     40,000          7,049,780
Unibanco-Uniao de Banco Brasileiros SA,
  Sponsored +++                                     622,500         14,978,906
                                                                 -------------
                                                                    34,880,368
                                                                 -------------
Computer Hardware -- 1.8%
Imagineer Co. Ltd.                                  205,000          1,795,329
Psion PLC                                           882,100         11,401,760
                                                                 -------------
                                                                    13,197,089
                                                                 -------------
Computer Software/Services -- 7.5%
Cap Gemini SA                                        49,500          7,779,712
Computer Service Solutions Holding NV               235,000          3,368,415
Equant NV*                                           80,000          7,530,000
Getronics NV                                        184,125          7,082,644
Lernout & Hauspie Speech Products NV*               158,900          5,631,019
Misys PLC                                         1,365,790         11,690,206
Solution 6 Holdings Ltd.*                         1,867,641          4,326,764
Unit 4*                                             316,300          6,246,577
                                                                 -------------
                                                                    53,655,337
                                                                 -------------
Diversified Financial -- 1.9%
Julius Baer Holding AG, Cl. B                         2,220          6,326,170
Singer & Friedlander Group PLC                    3,133,400          7,062,997
                                                                 -------------
                                                                    13,389,167
                                                                 -------------
Electric Utilities -- 0.4%
Cia Paranaense Energia, Sponsored++,
 Preference B Shares                                380,000          3,182,500
                                                                 -------------
Electrical Equipment -- 0.9
Halma PLC                                         3,792,900          6,337,557
                                                                 -------------
Electronics -- 4.5%
Sony Corporation                                     78,000          8,409,882
STMicroelectronics NV, NY Shares                    348,600         24,184,125
                                                                 -------------
                                                                    32,594,007
                                                                 -------------
Energy Services & Producers -- 1.3%
Coflexip SA, Sponsored ++                           210,000          9,135,000
                                                                 -------------
Food & Beverage -- 2.0%
Allied Domecq PLC                                   811,900          7,832,399
Cadbury Schweppes PLC                             1,000,000          6,368,300
                                                                 -------------
                                                                    14,200,699
                                                                 -------------
Healthcare/Drugs -- 5.8%
Biocompatibles International PLC*                 4,725,626          7,672,526
Eisai Co. Ltd.                                      497,000          9,793,335
Genset Sponsored ++*                                289,000          4,515,625
Glaxo Wellcome PLC                                  238,848          6,637,634
Novartis AG                                           2,376          3,469,417
Oxford Molecular Group PLC*                       1,153,000            854,258
PowderJect Pharmaceuticals PLC*                     683,625          8,987,139
                                                                 -------------
                                                                    41,929,934
                                                                 -------------
Healthcare/Supplies & Services -- 5.2%
Fresenius Medical Care AG Preference                198,000          7,146,711
Nichii Gakkan Company                                89,500          9,760,718
Novogen Ltd.*                                     3,885,000          7,637,522
Ortivus AB, A Shares*                               228,600          1,075,540
Ortivus AB, B Shares*                               689,010          3,809,054
Pliva d.d., Sponsored++++                           548,550          8,159,188
                                                                 -------------
                                                                    37,588,733
                                                                 -------------
Industrial Services -- 5.6%
Aegis Group PLC                                   5,891,400         13,001,142
Boskalis Westminster                                516,752          7,780,528
Falck A/S*                                           36,000          2,878,278
ICTS International NV*                              245,000          1,378,125
Securicor PLC                                     1,047,000          9,184,389
VBH Holding AG                                      352,000          5,808,141
                                                                 -------------
                                                                    40,030,603
                                                                 -------------
Insurance -- 2.0%
Axa                                                  56,500          6,892,972
Ceres, Inc.,  Preferred Callable Stocks             900,000          3,600,000
Ockham Holdings PLC                               2,777,000          3,808,378
                                                                 -------------
                                                                    14,301,350
                                                                 -------------
Leisure & Entertainment-- 5.4%
Granada Group PLC                                   551,882         10,239,122
Lusomundo SGPS SA*                                  588,400          8,179,701
Nintendo Co. Ltd.                                    44,400          6,239,821
Sony Music Entertainment (Japan), Inc.               44,000          3,744,334
Village Roadshow Ltd., Preference A Shares        7,035,000         10,523,657
                                                                 -------------
                                                                    38,926,635
                                                                 -------------
Manufacturing -- 2.6%
Chargeurs International SA                           63,600          3,541,801
Sauer, Inc.                                         200,000          2,050,000
Williams PLC                                      2,002,725         13,227,398
                                                                 -------------
                                                                    18,819,199
                                                                 -------------
Media -- 8.6%
Canal Plus                                           52,300         14,675,861
Grupo Televisa SA, Sponsored +++*                   318,200         14,259,338
ProSieben Media AG, Preferred                       186,300          8,588,039
Reed International Plc                            2,000,000         13,343,400
                                                                 -------------
Roto Smeets de Boer                                 135,000          3,946,941
                                                                 -------------
TeleWest Communications PLC*                      1,527,555          6,850,473
                                                                 -------------
                                                                    61,664,052
                                                                 -------------
Media -- 0.2
Telefonica Publicidad e Inforacion, SA*              84,500          1,686,206
                                                                 -------------

                                                                    (Continued)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                     Number of
                                                      Shares      Market Value
                                                      ------      ------------
Manufacturing -- 1.8%
Sidel SA                                              105,000    $    12,766,635
                                                                 ---------------

Non--Durable Household Goods -- 1.5%
Wella AG                                                2,000          1,293,216
Wella AG Preference                                    12,900          9,179,345
                                                                 ---------------
                                                                      10,472,561
                                                                 ---------------
Oil & Gas -- 1.6%
Expro International Group PLC                       1,175,000          6,260,283
Petroleo Brasileiro SA, Preference                 33,233,000          5,117,882
                                                                 ---------------
                                                                      11,378,165
                                                                 ---------------
Publishing & Printing -- 1.2%
Singapore Press Holdings Ltd.                         519,700          8,852,622
                                                                 ---------------
Real Estate -- 1.3%
Brazil Realty SA, ++++                                176,000          2,193,858
IRSA Inversiones y Representaciones, SA             2,399,326          7,390,884
                                                                       9,584,742
                                                                 ---------------
Retail: General -- 2.6%
Gucci Group NV                                         72,900          5,103,000
SkyePharma PLC*                                     9,875,700          7,784,027
Sonae Investimentos                                   169,000          5,747,927
                                                                 ---------------
                                                                      18,634,954
                                                                 ---------------
Retail: Specialty -- 1.1%
Dixons Group PLC                                      438,645          8,193,538
                                                                 ---------------
Telecommunications -- 10.1%
Altran Technologies SA                                110,500         29,172,641
Ascom Holding AG                                        3,840          7,657,325
Cable & Wireless  Optus Limited*                    3,000,000          6,831,000
Nippon Telegraph & Telephone Corp.                      9,500         11,145,426
Sonera Group OYJ                                      415,550          9,085,170
Tandberg Television ASA*                              785,000          8,077,101
                                                                 ---------------
                                                                      71,968,663
                                                                 ---------------
Telephone Utilities -- 7.3%
ASM Lithography Holding NV*                           154,300          8,926,934
COLT Telecom Group PLC*                               293,000          6,147,316
Embratel Partipacoes SA                               137,000          1,900,875
Energis PLC*                                          177,000          4,221,344
Tele Centro Oeste Celular Participacoes SA                 45                177
Tele Centro Sul Participacoes SA                       27,400          1,520,700
Tele Norte Leste Participacoes SA                     137,000          2,543,063
Tele Sudeste Celular Participacoes SA                  27,400            794,600
Telecom Italia Mobile SpA                             605,000          3,612,516
Telecom Italia SPA, RNC shares*                     1,300,000          7,051,850
Telecomunicacoes Brasileiras SA,
 Sponsored ++                                         137,000              8,563
Telefonica de Espana *                                 76,500          3,685,059
Telesp Celular Partcipacoes SA                         54,800          1,465,900
Telesp Celular SA, Cl. B                           68,680,000          3,564,492
Telesp Participacoes SA                               137,000          3,133,875
Videsh Sanchar Nigam Ltd., +++                        401,300          4,229,582
                                                                 ---------------
                                                                      52,806,846
                                                                 ---------------
Tobacco -- 1.7%
Compagnie Financiere Richemont AG, A Units              6,290         12,097,789

Transportation -- 3.2%
Internatio- Mueller NV                                238,799          5,257,805
MIF Ltd.*                                             334,194          6,367,866
Smit Internationale NV                                497,368         11,617,671
                                                                 ---------------
                                                                      23,243,342
                                                                 ---------------
Water Companies -- 0.2%
CIA de Saneamento Basico do Estado
 de Sao Paulo                                      17,304,800    $     1,415,533
                                                                 ---------------

TOTAL  EQUITIES                                                      684,945,624
                                                                 ---------------
(Cost $653,345,777)

                                                   Prinicipal
                                                     Amount         Market Value
                                                     ------         ------------

SHORT-TERM INVESTMENTS -- 16.1%
Cash Equivalents -- 12.0%
Bank of Nova Scotia
 Eurodollar Time Deposit**
 5.500% 07/01/1999                                   6,000,00    $     6,000,000
BankBoston
 Eurodollar Time Deposit**
 5.995% 10/29/1999                                  5,461,225          5,461,225
                                                                 ---------------
The Goldman Sachs Group,
 L.P. Master Note**
 4.900% 02/04/2000                                 35,000,000         35,000,000
Harris Trust & Savings
 Bank Eurodollar Time Deposit**
 5.875% 07/01/1999                                  2,000,000          2,000,000
Janus Money Market Fund**                          31,000,000         31,000,000
Frank Russell Money Market Fund**                   7,068,100          7,068,100
                                                                 ---------------
                                                                      86,529,325
                                                                 ---------------
Commercial Paper -- 4.1%
Ford Motor Credit Corporation
 4.950% 07/16/1999                                  5,000,000          4,989,688
General Electric Capital Corporation
 5.700% 07/01/1999                                  9,400,000          9,400,000
Homeside Lending
 5.040% 07/14/1999                                  5,000,000          4,990,900
Prudential Funding Corporation
 5.010% 07/30/1999                                  5,000,000          4,979,821
Salomon Smith Barney Holdings
 4.900% 07/08/1999                                  5,000,000          4,995,236
                                                                 ---------------
                                                                      29,355,645
                                                                 ---------------
TOTAL SHORT-TERM                                                     115,884,970
                                                                 ---------------
(At Amortized Cost)

TOTAL INVESTMENTS -- 111.4%                                          800,830,594
(Cost $769,230,747)***

Other Assets/(Liabilities) -- (11.4%)                               (82,039,162)
                                                                 ---------------
NET ASSETS -- 100.0%
                                                                 $   718,791,432
                                                                 ===============
Notes to Portfolio of Investments
***Aggregate cost for Federal tax purposes (Note 7)

*Non-income producing security.

++American Depository Receipt

+++Global Depository Receipt

+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

**   Represents investment of security lending collateral. (Note 2).




   The accompanying notes are an integral part of the financial statements.
104

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
                                                                             June 30, 1999
                                                                              (Unaudited)
                                                                            ----------------
Assets:
       Investments, at value (cost $653,345,777) (Note 2) ................. $  684,945,624
       Short-term investments, at amortized cost (Note 2) .................    115,884,970
                                                                             --------------
           Total Investments ..............................................    800,830,594
       Cash ...............................................................         17,459
       Foreign currency, at value (cost $1,885,067) .......................      1,893,002
       Receivables from:
           Investments sold ...............................................     13,303,886
           Open forward foreign currency contracts (Note 2) ...............         48,262
           Fund shares sold ...............................................      1,388,285
           Interest and dividends .........................................      1,410,887
           Foreign taxes withheld .........................................        845,268
                                                                             --------------
                Total assets ..............................................    819,737,643
                                                                             --------------
Liabilities:
       Payables for:
           Investments purchased ..........................................     11,363,802
           Fund shares redeemed ...........................................      2,335,047
           Securities on loan (Note 2) ....................................     86,529,325
           Directors' fees and expenses (Note 3) ..........................          1,489
           Affiliates (Note 3):
                Investment management fees ................................        541,266
                Administration fees .......................................         73,317
                Service fees ..............................................             89
       Accrued expenses and other liabilities .............................        101,876
                                                                             --------------
                Total liabilities .........................................    100,946,211
                                                                             --------------
       Net assets ......................................................... $  718,791,432
                                                                             ==============
Net assets consist of:
       Paid-in capital .................................................... $  655,603,638
       Undistributed net investment income ................................      3,016,562
       Accumulated net realized gain on investments and
           foreign currency translations ..................................     28,625,628
       Net unrealized appreciation on investments, forward foreign currency
           contracts, foreign currency and other assets and liabilities ...     31,545,604
                                                                             --------------
                                                                            $  718,791,432
                                                                             ==============
Net assets:
       Class A ............................................................ $      144,289
                                                                             ==============
       Class L ............................................................ $      103,462
                                                                             ==============
       Class Y ............................................................ $      999,879
                                                                             ==============
       Class S ............................................................ $  717,543,802
                                                                             ==============
Shares outstanding:
       Class A ............................................................         11,917
                                                                             ==============
       Class L ............................................................          8,540
                                                                             ==============
       Class Y ............................................................         82,432
                                                                             ==============
       Class S ............................................................     59,129,928
                                                                             ==============
Net asset value, offering price and redemption price per share:
       Class A ............................................................ $        12.11
                                                                             ==============
       Class L ............................................................ $        12.12
                                                                             ==============
       Class Y ............................................................ $        12.13
                                                                             ==============
       Class S ............................................................ $        12.14
                                                                             ==============

  The accompanying notes are an integral part of the financial statements.
                                                                             105

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                            Six months ended
                                                                              June 30, 1999
                                                                               (Unaudited)
                                                                             --------------
Investment income: (Note 2)
        Dividends (net of withholding tax of $688,446) ...................  $     5,950,402
        Interest (including securities lending income of $155,294) .......          605,671
                                                                             ---------------
                Total investment income ..................................        6,556,073
                                                                             ---------------
Expenses: (Note 2)
        Investment management fees (Note 3) ..............................        2,883,632
        Custody fees .....................................................          326,205
        Audit and legal fees .............................................            8,195
        Directors' fees (Note 3) .........................................            8,298
                                                                             --------------
                                                                                  3,226,330

        Administration fees (Note 3):
            Class A ......................................................              286
            Class L* .....................................................               49
            Class Y ......................................................              605
            Class S ......................................................          305,091
        Service fees (Note 3):
            Class A ......................................................              172
                                                                             --------------
                Total operating expenses .................................        3,532,533
                                                                             --------------
        Interest Expense (Note 8) ........................................            6,978
                                                                             --------------
                Net investment income ....................................        3,016,562
                                                                             --------------

Realized and unrealized gain (loss) from investments and foreign currency:
        Net realized gain (loss) on:
            Investment transactions ......................................       24,326,647
            Foreign currency transactions ................................         (884,309)
                                                                             --------------
                Net realized gain ........................................       23,442,338
                                                                             --------------

        Net change in unrealized appreciation (depreciation) on:
            Investments ..................................................       18,724,222
            Translation of assets and liabilities in foreign currencies ..         (129,261)
                                                                             --------------
                Net unrealized gain ......................................       18,594,961
                                                                             --------------
                Net realized and unrealized gain from investments
                  and foreign currency ...................................       42,037,299
                                                                             --------------
       Net increase in net assets resulting from operations ..............  $    45,053,861
                                                                            ===============



*For the period from May 3, 1999 (commencement of operations) through June 30,1999.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                             Six months ended
                                                                               June 30, 1999        Year ended
                                                                                (Unaudited)      December 31, 1998
                                                                              --------------     -----------------
Increase (Decrease) in Net Assets:
Operations:
       Net investment income .............................................    $    3,016,562     $       4,552,704
       Net realized gain on investments and foreign currency transactions         23,442,338            65,598,162
       Net change in unrealized appreciation (depreciation) on investments
           and translation of assets and liabilities in foreign currencies        18,594,961           (47,978,299)
                                                                              --------------     -----------------
           Net increase in net assets resulting from operations ..........        45,053,861            22,172,567
                                                                              --------------     -----------------
Distributions to shareholders (Note 2):
       From net investment income:
       Class A ...........................................................                --                (1,652)
       Class L* ..........................................................                --                    --
       Class Y ...........................................................                --                (6,174)
       Class S ...........................................................                --            (7,863,557)
                                                                              --------------     -----------------
           Total distributions from net investment income ................                --            (7,871,383)
                                                                              --------------     -----------------

       From net realized gains:
       Class A ...........................................................                --               (15,476)
       Class L* ..........................................................                --                    --
       Class Y ...........................................................                --               (57,831)
       Class S ...........................................................                --           (73,650,942)
                                                                              --------------     -----------------
           Total distributions from net realized gains ...................                --           (73,724,249)
                                                                              --------------     -----------------

Net fund share transactions (Note 5):
       Class 1** .........................................................                --              (128,942)
       Class 2** .........................................................                --              (131,194)
       Class 3** .........................................................                --              (132,039)
       Class A ...........................................................             1,000               149,376
       Class L* ..........................................................           102,480                    --
       Class Y ...........................................................           444,401               549,024
       Class S ...........................................................        32,054,340           153,070,256
                                                                              -------------      -----------------
           Increase in net assets from net fund share transactions .......        32,602,221           153,376,481
                                                                              -------------      -----------------
       Total increase in net assets ......................................        77,656,082            93,953,416

Net assets:
       Beginning of period ...............................................       641,135,350           547,181,934
                                                                              --------------     -----------------
       End of period (including undistributed net investment
           income of $3,016,562 and $0, respectively) ....................    $  718,791,432     $     641,135,350
                                                                              ===============    =================


* For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
** Effective January 1, 1998, Class 1, Class 2, and Class 3 shares were terminated (See Note 1).


 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------
Financial Highlights (For a share outstanding throughout each period)


                                                                     Class A             Class L               Class Y
                                                          -------------------------    ------------   -------------------------
                                                            Six months                    Period       Six months
                                                          ended 6/30/99  Year ended    ended 6/30/99  ended 6/30/99  Year ended
                                                           (Unaudited)   12/31/98+     (Unaudited)**   (Unaudited)   12/31/98+
                                                           -----------   ----------    -------------  -------------  ----------
Net asset value, beginning of period                        $   11.37     $   12.81         12.00         11.37         12.83
                                                           -----------   ----------    -------------  -------------  ----------
Income (loss) from investment operations:
   Net investment income                                         0.02          0.01***       0.04          0.06***       0.06***
   Net realized and unrealized gain (loss) on investments
        and foreign currency                                     0.72          0.53          0.08          0.70          0.55
                                                           -----------   ----------    -------------  -------------  ----------
        Total income (loss) from investment operations           0.74          0.54          0.12          0.76          0.61
                                                           -----------   ----------    -------------  -------------  ----------
Less distributions to shareholders:
   From net investment income                                      --         (0.12)           --            --         (0.21)
   From net realized gains                                         --         (1.86)           --            --         (1.86)
                                                           -----------   ----------    -------------  -------------  ----------
   Total distributions                                             --         (1.98)           --            --         (2.07)
                                                           -----------   ----------    -------------  -------------  ----------
Net asset value, end of period                              $   12.11     $   11.37         12.12         12.13         11.37
                                                           ===========   ==========    =============  =============  ==========
Total Return                                                     6.46%         4.40%         0.92%         6.75%         4.84%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                        $     144     $     135     $     103     $   1,000     $     503
   Net expenses to average daily net assets                      1.62%*        1.69%         1.29%*        1.12%*        1.23%
   Net investment income to average daily net assets             0.31%*        0.10%         1.83%*        0.97%*        0.43%
   Portfolio turnover rate                                         35%           80%           35%           35%           80%


                                                                                           Class S (1)
                                                                                           -----------
                                                           Six months
                                                          ended 6/30/99  Year ended  Year ended  Year ended  Year ended Period ended
                                                           (Unaudited)    12/31/98    12/31/97    12/31/96    12/31/95  12/31/94****
                                                          -------------  ----------  ----------  ----------  ---------- ------------
Net asset value, beginning of period                         $  11.37     $  12.38    $  11.11    $   9.58    $   9.28   $  10.00
                                                          -------------  ----------  ----------  ----------  ---------- ------------
Income (loss) from investment operations:
   Net investment income                                         0.05         0.10        0.06        0.06        0.07       0.00
   Net realized and unrealized gain (loss) on investments
        and foreign currency                                     0.72         0.51        1.69        1.71        0.41      (0.72)
                                                          -------------  ----------  ----------  ----------  ---------- ------------
        Total income (loss) from investment operations           0.77         0.61        1.75        1.77        0.48      (0.72)
                                                          -------------  ----------  ----------  ----------  ---------- ------------
Less distributions to shareholders:
   From net investment income                                      --        (0.17)      (0.07)      (0.24)      (0.07)        --
   In excess of net investment income                              --           --          --          --       (0.11)        --
   From net realized gains                                         --        (1.45)      (0.41)         --          --         --
                                                          -------------  ----------  ----------  ----------  ---------- ------------
   Total distributions                                             --        (1.62)      (0.48)      (0.24)      (0.18)        --
                                                          -------------  ----------  ----------  ----------  ---------- ------------
Net asset value, end of period                               $  12.14     $  11.37    $  12.38    $  11.11    $   9.58   $   9.28
                                                          =============  ==========  ==========  ==========  ========== ============
Total Return @                                                   6.68%        5.05%      15.79%      18.51%       5.13%     (7.20)%

Ratios / Supplemental Data:
   Net assets, end of period (000's)                         $717,544     $640,498    $546,790    $356,311    $220,718   $150,199
   Net expenses to average daily net assets #                  1.0412%*     1.0389%     1.0580%     1.0020%     1.0020%    1.0020%*
   Net investment income to average daily net assets             0.89%*       0.73%       0.53%       0.59%       0.76%      0.04%*
   Portfolio turnover rate                                         35%          80%         83%         58%        121%        18%

     #  Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997. Without this partial waiver of fees by MassMutual, the ratio of expenses
        to average daily net assets would have been:             N/A          N/A      1.0684%     1.0718%     1.0920%    1.0877%*


   *    Annualized
   ** For the period from May 3, 1999 (commencement of operations) through June 30, 1999.
   *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
   **** For the period from October 3, 1994 (commencement of operations)
        through December 31, 1994.
   +    Amounts have been restated to reflect reverse stock splits (See Note 9).
   (1)  Class S shares were previously designated as Class 4 shares.
   @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. The Fund

MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. On October 3, 1994, the following seven series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds") commenced operations: MassMutual Prime Fund ("Prime Fund"), MassMutual Short-Term Bond Fund ("Short-Term Bond Fund"), MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Core Equity Fund ("Core Equity Fund") formerly known as MassMutual Value Equity Fund, MassMutual Small Cap Value Equity Fund ("Small Cap Value Equity Fund") and MassMutual International Equity Fund ("International Equity Fund"). On May 3, 1999, four new series of the Trust commenced operations: MassMutual Diversified Bond Fund ("Diversified Bond Fund"), MassMutual Growth Equity Fund ("Growth Equity Fund"), MassMutual Mid Cap Growth Equity Fund ("Mid Cap Growth Equity Fund") and MassMutual Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund"). Additionally, MassMutual Indexed Equity Fund ("Indexed Equity Fund") commenced operations March 1, 1998. Separate financial statements are prepared for the Indexed Equity Fund, which has a February 28 fiscal year end.

During the reporting period, each Fund had four classes of shares: Class A, Class Y, Class S, and Class L. Class L shares began operations May 3, 1999. Class A and Y shares began operations and Class 4 shares of the Funds were redesignated as Class S shares effective January 1, 1998. The Class 1, Class 2, and Class 3 shares were subsequently terminated by the Board of Trustees ("Trustees"). The principal economic difference among the Classes is the level of service and administration fees borne by the Classes. The classes of shares are offered to different types of investors, as outlined in each Funds' Prospectus.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutionalsize trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.


Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.
                                                                             109

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Securities Lending

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 102% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 1999, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

                                     Securities               Collateral
                                      on loan
          Core Bond                 $108,712,145             $111,254,375
           Balanced                   52,633,046               54,147,241
         Core Equity                 122,388,701              125,868,456
    Small Cap Value Equity            12,543,269               13,164,900
     International Equity             82,073,640               86,529,325

Accounting for Investments

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Forward Foreign Currency Contracts

Each Fund may enter into forward foreign currency contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The International Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.
The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of the obligations for the International Equity Fund under these financial instruments at June 30, 1999 is as follows:


----------------------------------------------------------------------------------------------
                                                       In
                  Contracts                         Exchange                       Unrealized
Settlement           to              Units of       for U.S.      Contracts at    Appreciation
   Date        Deliver/Receive       Currency       Dollars          Value       (Depreciation)

BUYS

07/01/99      Euro                    4,654,563   $    4,827,712   $  4,799,785    $  (27,927)
07/01/99      Japanese Yen          100,592,828          832,171        831,097        (1,074)
                                                                                   -----------
                                                                                   $  (29,001)

SELLS

07/01/99      Great British Pound     1,458,720        2,316,885      2,299,380        17,505
07/02/99      Great British Pound     1,669,445        2,642,397      2,631,546        10,851
07/30/99      Euro                      391,718          410,912        403,940         6,972
                                                                                   ----------
                                                                                   $   77,263
----------------------------------------------------------------------------------------------

Forward Commitments

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations under these forward commitments at June 30, 1999 is as follows.

     Forward        Expiration      Aggregate
    Commitment          of          Face Value                     Market       Unrealized
 Contracts to buy   Contracts      of Contracts       Cost         Value      (Depreciation)
------------------ ------------   --------------   ----------    ----------  ----------------
Balanced Fund
GNMA
6.5% 7/31/1999      July 1999       $4,000,000     $3,920,313    $3,846,880      $(73,433)
----------------------------------------------------------------------------------------------


Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

3.  Management Fees and Other Transactions With Affiliates

Investment Management Fees

Under an agreement between the Trust and MassMutual, MassMutual is responsible for providing investment management for each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

Prime Fund                    .35%
Short-Term Bond Fund          .40%
Core Bond Fund                .48%
Diversified Bond              .50%
Balanced Fund                 .48%
Core Equity Fund              .50%
Growth Equity                 .68%
Small Cap Value Equity Fund   .58%
Mid Cap Growth Equity         .70%
Small Cap Growth Equity       .82%
International Equity Fund     .85%

Prior to May 3, 1999, MassMutual received advisory fees based upon each Fund's average daily net assets at the following annual rates: .45% for Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, and Core Equity Fund, .55% for Small Cap Value Equity Fund, and .85% for International Equity Fund.

MassMutual has entered into investment sub-advisory agreements with two of its subsidiaries: David L. Babson and Company, Inc. ("Babson") and HarbourView Asset Management Corporation ("HarbourView"). These agreements provide that (1) Babson manage the investment and reinvestment of the assets of the Core Equity Fund, the Small Cap Value Equity Fund and the Core Equity segment of the Balanced Fund, and (2) HarbourView manage the investment and reinvestment of the assets of the International Equity Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


MassMutual pays Babson a fee equal to an annual rate of .13% of the average daily net asset value of the Core Equity Fund and the Core Equity segment of the Balanced Fund and .25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays HarbourView a fee equal to an annual rate of
 .50% of the average daily net asset value of the International Equity Fund.

MassMutual has also entered into investment sub-advisory agreements with Massachusetts Financial Services Company ("MFS"), Miller Anderson & Sherrerd, LLP ("MAS"), J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), and Waddell & Reed Investment Management Company ("Waddell & Reed"). These agreements, respectively, provide that (1) MFS manage the investment and reinvestment of the assets of the Growth Equity Fund, (2) MAS manage the investment and reinvestment of the assets of the Mid Cap Growth Equity Fund, and
(3) J.P. Morgan and Waddell & Reed each manage the investment and reinvestment of a portion of the assets of the Small Cap Growth Equity Fund. Initially, J.P. Morgan and Waddell & Reed will be allocated its portion of the Fund's net assets based on cash flow received by the Fund. Annually, the Fund's portfolio will be re-balanced so that each sub-adviser's allocation is 50% of net assets.

MassMutual pays MFS, MAS, J.P. Morgan, and Waddell & Reed a sub-advisory fee based upon (1) the average daily net assets of the specified Fund plus (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-advisor provides sub-advisory services.

MassMutual pays MFS a fee equal to an annual rate of .40% of the first $300,000,000, .37% of the next $300,000,000, .35% of the next $300,000,000, .32%
of the next $600,000,000, and .25% of assets over $1.5 billion. MFS also provides investment sub-advisory services for MML Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

MassMutual pays MAS a fee equal to an annual rate of .55% of the first $150,000,000 and .50% of assets over $150,000,000.

MassMutual pays J.P. Morgan a fee equal to an annual rate of .60% of the first $200,000,000 and .50% of assets over $200,000,000. J.P. Morgan also provides investment sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

MassMutual pays Waddell & Reed a fee equal to an annual rate of .75% of the first $100,000,000 and .70% of assets over $100,000,000. Waddell & Reed also provides investment sub-advisory services for MML Small Cap Growth Equity Fund, a series of MML Series Investment Fund, an open-end investment company for which MassMutual acts as investment manager.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:


                                                      Class A     Class L    Class Y    Class S
                                                      -------     -------    -------    -------
                        Prime Fund                     0.3323%     0.3323%    0.1823%    0.0823%
                        Short-Term Bond Fund           0.3167%     0.3167%    0.1667%    0.1167%
                        Core Bond Fund                 0.2932%     0.2932%    0.1432%    0.0932%
                        Diversified Bond Fund          0.3232%     0.3232%    0.1732%    0.1232%
                        Balanced Fund                  0.3952%     0.3952%    0.2452%    0.0852%
                        Core Equity Fund               0.3175%     0.3175%    0.1675%    0.0675%
                        Growth Equity Fund             0.2975%     0.2975%    0.1475%    0.0875%
                        Small Cap Value Equity Fund    0.3345%     0.3345%    0.1845%    0.0845%
                        Mid Cap Growth Equity Fund     0.3075%     0.3075%    0.1575%    0.0875%
                        Small Cap Growth Equity Fund   0.4075%     0.4075%    0.2575%    0.1175%
                        International Equity Fund      0.2952%     0.2952%    0.1452%    0.1152%

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


Prior to May 3, 1999, MassMutual received an administrative services fee at the following annual rates:

                              Class A   Class Y   Class S
                              -------   -------   -------
Prime Fund                    .4823%    .0823%    .0777%
Short-Term Bond Fund          .4767%    .1767%    .0777%
Core Bond Fund                .4832%    .1832%    .0777%
Balanced Fund                 .4852%    .2852%    .0777%
Core Equity Fund              .4875%    .2875%    .0777%
Small Cap Value Equity Fund   .4845%    .2845%    .0777%
International Equity Fund     .4752%    .1752%    .0774%

Prior to December 1, 1998, the administrative services fee for Class Y shares of the MassMutual Prime Fund, Short Term-Bond Fund, Core Bond Fund and International Equity Fund was .2823%, .2767%, .2832% and .2752% respectively.

Service Fees

MML Distributors, LLC (the "Distributor") acts as distributor to each Fund. Pursuant to separate Rule 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay a fee of .25% to (i) the Distributor for services provided and expenses incurred by it connection with the distribution of Class A shares of the Fund and (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. The distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A shares of the Fund. The servicing fee may be spent by MassMutual on personal services rendered to Class A shareholders of a Fund and/or maintenance of Class A shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual.

Other

Certain officers and trustees of the Trust are also officers of MassMutual. The compensation of unaffiliated directors of the Trust is borne by the Funds.

At June 30, 1999, MassMutual or separate investment accounts thereof owned 98.19% of the outstanding shares of the Trust.

4.  Purchases And Sales Of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the Investments six months ended June 30, 1999 were as follows:


                                                    Long-Term U.S.
                                                      Government    Other Long-Term
            Purchases                                 Securities       Securities
                                                    -------------   ---------------
                        Short-Term Bond Fund         $ 75,555,140     $ 28,460,867
                        Core Bond Fund                123,562,578       79,364,400
                        Diversified Bond Fund          11,300,820       16,666,567
                        Balanced Fund                  32,193,781       37,625,416
                        Core Equity Fund                       --      119,668,983
                        Growth Equity Fund                     --       29,485,433
                        Small Cap Value Equity Fund            --      117,216,437
                        Mid Cap Growth Equity Fund             --       29,278,158
                        Small Cap Growth Equity Fund           --       23,469,992
                        International Equity Fund              --      241,844,949
                Sales
                        Short-Term Bond Fund         $ 64,448,293     $ 12,231,171
                        Core Bond Fund                127,858,919       69,259,507
                        Diversified Bond Fund                  --        5,947,159
                        Balanced Fund                  12,455,750       26,716,537
                        Core Equity Fund                       --      345,737,442
                        Growth Equity Fund                     --        5,916,787
                        Small Cap Value Equity Fund            --       78,582,405
                        Mid Cap Growth Equity Fund             --        5,156,684
                        Small Cap Growth Equity Fund           --        4,207,585
                        International Equity Fund              --      231,575,085

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


5.  Capital Share       The Funds are authorized to issue an unlimited number of
    Transactions        shares, with no par value in each class of shares.
                        Changes in shares outstanding for each Fund are as follows:

                                                           Class 1                   Class 2                   Class 3
                                                         Year ended                Year ended                Year ended
                                                      December 31, 1998         December 31, 1998         December 31, 1998
                                                     Shares      Amount        Shares      Amount        Shares      Amount
                                                     ------      ------        ------      ------        ------      ------
      Prime Fund
      ----------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                   (758)   $(114,315)        (770)   $(116,323)        (777)   $(117,416)
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase                               (758)   $(114,315)        (770)   $(116,323)        (777)   $(117,416)
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Short-Term Bond Fund
      --------------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                (11,916)    (122,436)     (12,115)    (124,585)     (12,213)    (125,819)
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase                            (11,916)   $(122,436)     (12,115)   $(124,585)     (12,213)   $(125,819)
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Core Bond Fund
      --------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                (12,073)    (131,171)     (12,265)    (133,481)     (12,379)    (134,838)
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase (decrease)                 (12,073)   $(131,171)     (12,265)   $(133,481)     (12,379)   $(134,838)
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Diversified Bond Fund
      ---------------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase (decrease)                      --    $      --           --    $      --           --    $      --
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Balanced Fund
      -------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                (11,560)    (156,975)     (11,735)    (159,724)     (11,820)    (161,227)
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase (decrease)                 (11,560)   $(156,975)     (11,735)   $(159,724)     (11,820)   $(161,227)
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Core Equity Fund
      ----------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                (11,555)    (196,012)     (11,719)    (199,451)     (11,813)    (201,310)
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase                            (11,555)   $(196,012)     (11,719)   $(199,451)     (11,813)   $(201,310)
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Growth Equity Fund
      ------------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase                                 --    $      --           --    $      --           --    $      --
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Small Cap Value Equity Fund
      ---------------------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                (11,677)    (192,471)     (11,809)    (195,879)     (11,922)    (198,007)
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase (decrease)                 (11,677)   $(192,471)     (11,809)   $(195,879)     (11,922)   $(198,007
                                                  ==========  ===========  ===========  ===========  ===========  ===========

      Mid Cap Growth Equity Fund
      --------------------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase                                 --    $      --           --    $      --           --    $      --
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      Small Cap Growth Equity Fund
      ----------------------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase                                 --    $      --           --    $      --           --    $      --
                                                  ==========  ===========  ===========  ===========  ===========  ===========
      International Equity Fund
      -------------------------
            Sold                                         --           --           --           --           --           --
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                (10,526)    (128,942)     (10,635)    (131,194)     (10,680)    (132,039)
                                                  ----------  -----------  -----------  -----------  -----------  -----------
            Net increase (decrease)                 (10,526)   $(128,942)     (10,635)   $(131,194)     (10,680)   $(132,039)
                                                  ==========  ===========  ===========  ===========  ===========  ===========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                                         Class A                              Class L
                                                      Six months ended             Year ended             Six months ended
                                                        June 30, 1999           December 31, 1998          June 30, 1999
                                                     Shares      Amount        Shares      Amount        Shares      Amount
                                                     ------      ------        ------      ------        ------      ------
      Prime Fund
      ----------
            Sold                                          7     $  1,000          165     $114,317          660     $101,020
            Issued as reinvestment of dividends          --           --          629       94,657           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase (decrease)                       7     $  1,000          794     $208,974          660     $101,020
                                                   =========   ==========    =========   ==========    =========   ==========
      Short-Term Bond Fund
      --------------------
            Sold                                         97        1,000       11,943      122,436        9,783      101,940
            Issued as reinvestment of dividends          --           --          598        6,169           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                                 97     $  1,000       12,541     $128,605        9,783     $101,940
                                                   =========   ==========    =========   ==========    =========   ==========
      Core Bond Fund
      --------------
            Sold                                         91        1,000       12,081      131,171        9,315      102,180
            Issued as reinvestment of dividends          --           --          693        7,660           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                                 91     $  1,000       12,774     $138,831        9,315     $102,180
                                                   =========   ==========    =========   ==========    =========   ==========
      Diversified Bond Fund
      ---------------------
            Sold                                     10,100      101,000           --           --       10,100      101,000
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                             10,100     $101,000           --     $     --       10,100     $101,000
                                                   =========   ==========    =========   ==========    =========   ==========
      Balanced Fund
      -------------
            Sold                                         69        1,000       11,185      156,981        6,908      101,000
            Issued as reinvestment of dividends          --           --        1,280       18,167           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                                 69     $  1,000       12,465     $175,148        6,908     $101,000
                                                   =========   ==========    =========   ==========    =========   ==========
      Core Equity Fund
      ----------------
            Sold                                         52        1,000       10,877      195,979        5,268      102,000
            Issued as reinvestment of dividends          --           --        1,477       26,911           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                                 52     $  1,000       12,354     $222,890        5,268     $102,000
                                                   =========   ==========    =========   ==========    =========   ==========
      Growth Equity Fund
      ------------------
            Sold                                     10,100      101,000           --           --       10,152      101,520
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                             10,100     $101,000           --     $     --       10,152     $101,520
                                                   =========   ==========    =========   ==========    =========   ==========
      Small Cap Value Equity Fund
      ---------------------------
            Sold                                         74        1,000       11,008      192,471        7,451      101,780
            Issued as reinvestment of dividends          --           --        1,356       18,512           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                                 74     $  1,000       12,364     $210,983        7,451     $101,780
                                                   =========   ==========    =========   ==========    =========   ==========
      Mid Cap Growth Equity Fund
      --------------------------
            Sold                                     10,100      101,000           --           --       10,102      101,120
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                             10,100     $101,000           --     $     --       10,102     $101,120
                                                   =========   ==========    =========   ==========    =========   ==========
      Small Cap Growth Equity Fund
      ----------------------------
            Sold                                     10,160      101,000           --           --       10,195      101,340
            Issued as reinvestment of dividends          --           --           --           --           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                             10,160     $101,000           --     $     --       10,195     $101,340
                                                   =========   ==========    =========   ==========    =========   ==========
      International Equity Fund
      -------------------------
            Sold                                         83        1,000       10,066      128,943        8,540      102,480
            Issued as reinvestment of dividends          --           --        1,768       20,433           --           --
            Redeemed                                     --           --           --           --           --           --
                                                   ---------   ----------    ---------   ----------    ---------   ----------
            Net increase                                 83     $  1,000       11,834     $149,376        8,540     $102,480
                                                   =========   ==========    =========   ==========    =========   ==========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                                                               Class Y
                                                          Six months ended                  Year ended
                                                           June 30, 1999                 December 31, 1998
                                                       Shares        Amount             Shares        Amount
                                                       ------        ------             ------        ------
      Prime Fund
      ----------
            Sold                                       153,891    $ 22,929,990           3,752    $  2,693,260
            Issued as reinvestment of dividends             --              --           2,924         440,359
            Redeemed                                  (144,760)    (21,531,978)         (2,987)     (2,160,066)
                                                     ----------   -------------      ----------   -------------
            Net increase (decrease)                      9,131    $  1,398,012           3,689    $    973,553
                                                     ==========   =============      ==========   =============
      Short-Term Bond Fund
      --------------------
            Sold                                         2,338          24,285          24,718         253,405
            Issued as reinvestment of dividends             --              --           1,355          13,960
            Redeemed                                   (11,657)       (121,715)             --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                (9,319)   $    (97,430)         26,073    $    267,365
                                                     ==========   =============      ==========   =============
      Core Bond Fund
      --------------
            Sold                                        78,141         854,383          34,044         376,986
            Issued as reinvestment of dividends             --              --           2,137          23,662
            Redeemed                                   (12,144)       (132,891)             --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                65,997    $    721,492          36,181    $    400,648
                                                     ==========   =============      ==========   =============
      Diversified Bond Fund
      ---------------------
            Sold                                        10,100         101,000              --              --
            Issued as reinvestment of dividends             --              --              --              --
            Redeemed                                        --              --              --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                10,100    $    101,000              --    $         --
                                                     ==========   =============      ==========   =============
      Balanced Fund
      -------------
            Sold                                     4,213,335      58,924,701          66,553         998,046
            Issued as reinvestment of dividends             --              --           7,477         106,178
            Redeemed                                    (8,654)       (126,621)             --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                             4,204,681    $ 58,798,080          74,030    $  1,104,224
                                                     ==========   =============      ==========   =============
      Core Equity Fund
      ----------------
            Sold                                        77,174       1,487,686          36,358         680,054
            Issued as reinvestment of dividends             --              --           4,711          86,146
            Redeemed                                    (7,055)       (136,354)            (76)         (1,406)
                                                     ----------   -------------      ----------   -------------
            Net increase                                70,119    $  1,351,332          40,993    $    764,794
                                                     ==========   =============      ==========   =============
      Growth Equity Fund
      ------------------
            Sold                                        10,100         101,000              --              --
            Issued as reinvestment of dividends             --              --              --              --
            Redeemed                                        --              --              --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                10,100    $    101,000              --    $         --
                                                     ==========   =============      ==========   =============
      Small Cap Value Equity Fund
      ---------------------------
            Sold                                        30,819         401,058          35,834         592,343
            Issued as reinvestment of dividends             --              --           4,565          62,162
            Redeemed                                   (14,908)       (206,373)             --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                15,911    $    194,685          40,399    $    654,505
                                                     ==========   =============      ==========   =============
      Mid Cap Growth Equity Fund
      --------------------------
            Sold                                        10,100         101,000              --              --
            Issued as reinvestment of dividends             --              --              --              --
            Redeemed                                        --              --              --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                10,100    $    101,000              --    $         --
                                                     ==========   =============      ==========   =============
      Small Cap Growth Equity Fund
      ----------------------------
            Sold                                        10,160         101,000              --              --
            Issued as reinvestment of dividends             --              --              --              --
            Redeemed                                        --              --              --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                10,160    $    101,000              --    $         --
                                                     ==========   =============      ==========   =============
      International Equity Fund
      -------------------------
            Sold                                        52,035         610,181          38,055         478,075
            Issued as reinvestment of dividends             --              --           6,192          70,949
            Redeemed                                   (13,850)       (165,780)             --              --
                                                     ----------   -------------      ----------   -------------
            Net increase                                38,185    $    444,401          44,247    $    549,024
                                                     ==========   =============      ==========   =============

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Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


                                                                               Class S
                                                           Six months ended                    Year ended
                                                            June 30, 1999                  December 31, 1998
                                                       Shares          Amount            Shares          Amount
                                                       ------          ------            ------          ------
      Prime Fund
      ----------
            Sold                                      3,286,786    $ 501,763,683        4,115,282    $ 638,299,753
            Issued as reinvestment of dividends              --               --           84,589       12,743,282
            Redeemed                                 (3,162,877)    (482,206,398)      (4,129,942)    (641,242,129)
                                                   -------------  ---------------    -------------  ---------------
            Net increase (decrease)                     123,909    $  19,557,285           69,929    $   9,800,906
                                                   =============  ===============    =============  ===============
      Short-Term Bond Fund
      --------------------
            Sold                                      2,891,193       30,016,928       17,247,226      181,488,648
            Issued as reinvestment of dividends              --               --        1,435,196       14,781,099
            Redeemed                                 (8,181,663)     (85,057,967)     (10,729,747)    (113,935,929)
                                                   -------------  ---------------    -------------  ---------------
            Net increase                             (5,290,470)   $ (55,041,039)       7,952,675    $  82,333,818
                                                   =============  ===============    =============  ===============
      Core Bond Fund
      --------------
            Sold                                     15,058,722      164,313,384       38,073,055      432,227,434
            Issued as reinvestment of dividends              --               --        3,534,486       39,029,032
            Redeemed                                (19,654,625)    (215,584,514)     (19,631,777)    (221,930,815)
                                                   -------------  ---------------    -------------  ---------------
            Net increase                             (4,595,903)   $ (51,271,130)      21,975,764    $ 249,325,651
                                                   =============  ===============    =============  ===============
      Diversified Bond Fund
      ---------------------
            Sold                                      2,500,100       25,001,000               --               --
            Issued as reinvestment of dividends              --               --               --               --
            Redeemed                                    (30,000)        (300,000)              --               --
                                                   -------------  ---------------    -------------  ---------------
            Net increase                              2,470,100    $  24,701,000               --    $          --
                                                   =============  ===============    =============  ===============
      Balanced Fund
      -------------
            Sold                                      9,146,316      130,527,094       20,316,077      292,097,210
            Issued as reinvestment of dividends              --               --        4,299,084       60,833,346
            Redeemed                                (10,801,042)    (153,908,704)     (18,473,081)    (263,514,399)
                                                   -------------  ---------------    -------------  ---------------
            Net increase                             (1,654,726)   $ (23,381,610)       6,142,080    $  89,416,157
                                                   =============  ===============    =============  ===============
      Core Equity Fund
      ----------------
            Sold                                     20,313,758      376,489,507       44,529,203      800,704,772
            Issued as reinvestment of dividends              --               --       14,432,891      260,360,335
            Redeemed                                (34,370,078)    (632,486,657)     (52,073,640)    (934,469,135)
                                                   -------------  ---------------    -------------  ---------------
            Net increase                            (14,056,320)   $(255,997,150)       6,888,454    $ 126,595,972
                                                   =============  ===============    =============  ===============
      Growth Equity Fund
      ------------------
            Sold                                      2,502,544       25,027,032               --               --
            Issued as reinvestment of dividends              --               --               --               --
            Redeemed                                    (30,000)        (300,000)              --               --
                                                   -------------  ---------------    -------------  ---------------
            Net increase                              2,472,544    $  24,727,032               --    $          --
                                                   =============  ===============    =============  ===============
      Small Cap Value Equity Fund
      ---------------------------
            Sold                                     10,079,227      134,241,262       17,908,247      280,817,097
            Issued as reinvestment of dividends              --               --        3,355,752       45,664,695
            Redeemed                                (11,274,941)    (151,929,746)     (14,284,755)    (224,319,032)
                                                   -------------  ---------------    -------------  ---------------
            Net increase                             (1,195,714)   $ (17,688,484)       6,979,244    $ 102,162,760
                                                   =============  ===============    =============  ===============
      Mid Cap Growth Equity Fund
      --------------------------
            Sold                                      2,500,100       25,001,000               --               --
            Issued as reinvestment of dividends              --               --               --               --
            Redeemed                                    (30,000)        (300,000)              --               --
                                                   -------------  ---------------    -------------  ---------------
            Net increase                              2,470,100    $  24,701,000               --    $          --
                                                   =============  ===============    =============  ===============
      Small Cap Growth Equity Fund
      ----------------------------
            Sold                                      2,500,100       25,001,000               --               --
            Issued as reinvestment of dividends              --               --               --               --
            Redeemed                                    (30,181)        (300,000)              --               --
                                                   -------------  ---------------    -------------  ---------------
            Net increase                              2,469,919    $  24,701,000               --    $          --
                                                   =============  ===============    =============  ===============
      International Equity Fund
      -------------------------
            Sold                                     15,980,801      186,951,813       24,866,276      327,156,692
            Issued as reinvestment of dividends              --               --        7,099,782       81,504,250
            Redeemed                                (13,203,030)    (154,897,473)     (19,794,239)    (255,590,686)
                                                   -------------  ---------------    -------------  ---------------
            Net increase                              2,777,771    $  32,054,340       12,171,819    $ 153,070,256
                                                   =============  ===============    =============  ===============

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


6.  Foreign             The International Equity Fund invests substantially all
    Securities          of its assets in foreign securities. The other Funds may
                        also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S.
                        companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S.
                        companies and the U.S. Government.

7.  Federal Income      At June 30, 1999, the cost of securities and the
    Tax Information     unrealized appreciation (depreciation) in the value of
                        investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                          Federal         Tax Basis        Tax Basis       Net Unrealized
                         Income Tax       Unrealized       Unrealized       Appreciation
                            Cost         Appreciation     Depreciation     (Depreciation)
                      ---------------- ---------------- ----------------- -----------------
Prime Fund            $    278,539,449 $         22,715 $        (65,592) $        (42,877)
Short-Term Bond Fund       242,354,199        1,007,480       (1,639,033)         (631,553)
Core Bond Fund             756,488,411        6,054,689      (15,296,777)       (9,242,088)
Diversified Bond Fund       24,939,008           39,119         (459,007)         (419,888)
Balanced Fund              711,133,681      191,793,465       (9,879,338)      181,914,127
Core Equity Fund         2,155,710,411    1,575,096,337      (45,262,032)    1,529,834,305
Growth Equity Fund          23,378,939        2,192,696         (263,765)        1,928,931
Small Cap Value            574,291,070      182,136,339      (34,474,784)      147,661,555
Equity Fund
Mid Cap Growth              23,747,458        2,192,743       (1,184,891)        1,007,852
Equity Fund
Small Cap Growth            19,434,932        3,034,835         (923,401)        2,111,434
Equity Fund
International Equity       769,230,747      107,645,822      (76,045,975)       31,599,847
Fund

                        At December 31, 1998, the following Funds had available, for Federal income tax purposes, unused capital losses:

                        Amount       Expiration Date
                    -------------  --------------------
Prime Fund             $ 2,082      December 31, 2003
Prime Fund               2,368      December 31, 2004
Prime Fund               7,761      December 31, 2005
Prime Fund               8,471      December 31, 2006
Short-Term Bond Fund    75,661      December 31, 2006

8.  Line of Credit      The Trust, on behalf of each Fund, maintained a
                        discretionary line of credit agreement with PNC Bank, N.A. Each Fund was permitted to borrow under the line of credit, provided that the Trust's borrowings did not exceed $25,000,000 in the aggregate at any one time.
                        Interest was charged based on outstanding borrowings at the Federal Funds Rate plus .45%. The Core Equity Fund and the International Equity Fund utilized the line of credit during the six months ended June 30, 1999.
                        Average daily borrowings for the Core Equity Fund for the six months ended June 30, 1999 were $15,875,000 and the average interest rate was 5.14%. Average daily borrowings for the International Equity Fund for the six months ended June 30, 1999 were $4,381,818 and the average interest rate was 5.21%. The maximum borrowing outstanding during the six months ended June 30, 1999 by the Trust was $25,000,000. During the period, the Trust's line of credit agreement with PNC Bank, N.A. was terminated. There was no balance outstanding as of June
                        30, 1999.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


9.  Reverse Stock       On February 1, 1999, the Trustees of the Funds approved
    Split               a reverse stock split for Class A and Class Y shares of
                        the Prime Fund, Short-Term Bond Fund, Core Bond Fund,
                        Balanced Fund, Core Equity Fund, Small Cap Value Equity
                        Fund and International Equity Fund. The reverse stock split was effective as of February 5, 1999. The reverse stock split for Class A and Class Y shares was effected in connection with MassMutual's decision to adjust the net asset value ("NAV") for each Class A and Class Y share of each of those Funds to the NAV for the Class S share of the applicable Fund. Each Fund's Class A and Class Y shares were given a conversion factor based on the closing NAV for that Fund's Class S shares on February 4, 1999. The conversion factors for Class A and
                        Class Y shares of each Fund are as follows:

Name of Fund and Share Class                           Conversion Factor
-------------------------------------------           ---------------------
Prime Fund Class A                                      .014467354962913
Prime Fund Class Y                                      .014476455941847
Short-Term Bond Fund Class A                            .975895602770351
Short-Term Bond Fund Class Y                            .976348446108085
Core Bond Fund Class A                                  .921339124098803
Core Bond Fund Class Y                                  .920821459897991
Balanced Fund Class A                                   .712545629080524
Balanced Fund Class Y                                   .711379099293889
Core Equity Fund Class A                                .555030465318217
Core Equity Fund Class Y                                .554699319689711
Small Cap Value Equity Fund Class A                     .572029161851185
Small Cap Value Equity Fund Class Y                     .571097238765261
International Equity Fund Class A                       .780667933040925
International Equity Fund Class Y                       .779709996060320

                        Each shareholder may determine the number of shares it owns as a result of the reverse stock split by multiplying the number of shares owned immediately prior to the reverse stock split by the above conversion factor. The reverse stock split did not result in a change to shareholder account balances.

10. Change in           After consultation with the staff of the Securities and
    Independent         Exchange Commission (SEC) as a result of concerns
    Accountants         regarding its independence with respect to the Funds,
                        PricewaterhouseCoopers LLP ("PwC") resigned as auditors of the Funds, effective February 23, 1999. PwC's report on the financial statements for the fiscal years 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                        The Trust's Audit Committee recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Funds' financial statements for fiscal years 1998 and 1999. The Board of Trustees approved the appointment of Deloitte & Touche LLP at a special meeting held on March 26, 1999.

                        For fiscal years 1997 and 1998, and during the period prior to PwC's resignation, the Trust and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, that either
                        (1) have not been resolved to PwC's satisfaction and or
                        (2) if not resolved to PwC's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Moreover, PwC's report on the Funds' financial statements for the fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


11.  New Investment     On or about April 2, 1999, the Funds distributed an
     Management,        information statement disclosing action taken by written
     Administrative,    consent of the majority shareholders of each of the
     and Shareholder    following Funds: MassMutual Prime Fund, MassMutual
     Services           Short-Term Bond Fund, MassMutual Core Bond Fund,
     Agreements.        MassMutual Balanced Fund, MassMutual Core Equity Fund,
                        MassMutual Small Cap Value Equity Fund and MassMutual
                        International Equity Fund. MassMutual was the majority shareholder of these Funds as of February 1, 1999, the record date set by the Board of Trustees. (The record date is the date for determining the number of shares and the shareholders of each Fund entitled to give consent and to receive the information statement.) On the record date, MassMutual owned the following percentages of each of the Funds:

                                                     Percentage of Fund's Shares
                        Name of Fund                 Owned by MassMutual
                        ------------                 -------------------
                        Prime Fund                   92.67%
                        Short-Term Bond Fund         100%
                        Core Bond Fund               99.94%
                        Balanced Fund                94.47%
                        Core Equity Fund             99.98%
                        Small Cap Value Fund         99.94%
                        Indexed Equity Fund          99.83%
                        International Equity Fund    99.95%

                        The Trustees approved the following proposals on February 1, 1999:

                        (1) New Investment Management Agreements reflecting increased investment advisory fees paid to MassMutual, as Investment Manager, for the following Funds: Core Bond Fund, Core Equity Fund, Small Cap Value Equity Fund and Balanced Fund. MassMutual, as investment adviser, will be paid at an annual rate of the average daily net assets of each Fund, as follows: .48% for Core Bond Fund and Balanced Fund (up from .45%), .50% for Core Equity Fund (up from .45%); .58% for the Small Cap Value Fund (up from .55%).

                        (2) Amendment to each Administrative and Shareholder Services Agreement for the Prime Fund, Short-Term Bond Fund, Core Bond Fund, Balanced Fund, Core Equity Fund, Small Cap Value Equity Fund, and International Equity Fund to (i) delete the requirement that Trustees approve any amendments thereto, and (ii) delete the provision terminating the agreement upon its assignment.

                        MassMutual, as majority shareholder, approved both proposals by written consent effective May 3, 1999.


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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus, containing more complete information including fees, risks, and expenses. If used as sales material, this report must be accompanied by a Performance Update for the most recently completed calendar quarter. The figures in this report reflect past results. The investment return and principal value of shares will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original cost. All investments are subject to certain risks. For example, stocks are sensitive to price changes and bonds are affected by interest rate fluctuations. Investors should make investment decisions based on an investment strategy that takes into consideration investment goals, the length of time money can stay invested, and risk tolerance. Portfolio changes should not be considered recommendations for action by individual investors.

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                                   Distributor
                              MML Distributors, LLC
                                1414 Main Street
                           Springfield, MA 01144-1014


August 27, 1999

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